                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                         CREDIT LYONNAIS NEW YORK BRANCH

                            Credit Lyonnais Building
                           1301 Avenue of the Americas
                            New York, New York 10019

                                       AND

                        RIVER OAKS PLACE ASSOCIATES, L.P.

                        c/o Cadence Design Systems, Inc.
                             555 River Oaks Parkway
                           San Jose, California 95134

                                 With Regard to

                          Cadence Design Systems, Inc.
                             Headquarters Buildings
                              San Jose, California

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                                TABLE OF CONTENTS

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ARTICLE 1.
INCORPORATION OF RECITALS AND EXHIBITS..........................................................................  1
         1.1      Incorporation of Recitals.....................................................................  1
         1.2      Incorporation of Exhibits.....................................................................  1

ARTICLE 2.
DEFINITIONS.....................................................................................................  2
         2.1      Definitions...................................................................................  2
         2.2      Use of Defined Terms..........................................................................  9
         2.3      Use of Recital, Article, Section and Exhibit References.......................................  9

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES..................................................................................  9
         3.1      Representations and Warranties of Borrower....................................................  9
         3.2      Effective Date of Representations and Warranties.............................................. 14

ARTICLE 4.
TERMS OF LOAN AND DOCUMENTS..................................................................................... 15
         4.1      Agreement to Borrow and Lend.................................................................. 15
         4.2      Loan Documents................................................................................ 15
         4.3      Interest Rate................................................................................. 16
         4.4      Term of the Loan.............................................................................. 16
         4.5      Amortization Payments......................................................................... 16
         4.6      Voluntary Prepayments......................................................................... 16
         4.7      Acceleration of the Indebtedness.............................................................. 16

ARTICLE 5.
LOAN EXPENSES AND ADVANCES;
SECURITY OF DEED OF TRUST FOR SAME.............................................................................. 17
         5.1      Loan Expenses................................................................................. 17
         5.2      Lender's Origination Fee...................................................................... 17
         5.3      Time of Payment of Fees....................................................................... 17
         5.4      Expenses and Advances Secured by Loan Documents............................................... 17

ARTICLE 6.
CONDITIONS PRECEDENT
TO THE CLOSING OF THE LOAN...................................................................................... 18
         6.1      Conditions Precedent.......................................................................... 18

ARTICLE 7.
LENDER'S OBLIGATION TO DISBURSE PROCEEDS OF THE LOAN............................................................ 22
         7.1      Closing....................................................................................... 22
         7.2      Disbursements Into An Escrow.................................................................. 22

ARTICLE 8.
BORROWER'S AGREEMENTS........................................................................................... 23
         8.1      Borrower's Agreements......................................................................... 23
         8.1.1    Compliance with Conditions Precedent.......................................................... 23
         8.1.2    Compliance with Requirements of Governmental Authorities...................................... 23
         8.1.3    Inspection by Lender.......................................................................... 23
         8.1.4    Mechanics' Liens and Contest Thereof.......................................................... 23
         8.1.5    Renewal of Insurance.......................................................................... 23
         8.1.6    Payment of Taxes.............................................................................. 24
         8.1.7    Personal Property............................................................................. 24
         8.1.8    Proceedings to Enjoin or Prevent Operation of the Project..................................... 24
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         8.1.9    Lender's Attorneys' Fees and Expenses......................................................... 25
         8.1.10   Lender's Action for its Own Protection Only................................................... 25
         8.1.11   Furnishing Information........................................................................ 26
         8.1.12   Documents of Further Assurance................................................................ 26
         8.1.13   Furnishing Reports............................................................................ 27
         8.1.14   Operation of Project.......................................................................... 27
         8.1.15   Leasing....................................................................................... 27
         8.1.16   Management Agents' and Brokers' Contracts..................................................... 27
         8.1.17   Furnishing Notices............................................................................ 27
         8.1.18   Correction of Defects......................................................................... 27
         8.1.19   No Additional Debt............................................................................ 28
         8.1.20   Indemnification............................................................................... 28
         8.1.21   Insurance Reporting Requirements.............................................................. 29
         8.1.22   Partnership Agreement......................................................................... 29
         8.1.23   Lost Note..................................................................................... 29
         8.1.24   Hazardous Material............................................................................ 29
         8.1.25   Appraisals.................................................................................... 30
         8.1.26   Access to the Project and Right to Cure Defaults
                  Under Leases and Easement Agreements. ........................................................ 30
         8.1.27   Payments to Affiliates; Prohibition Against Cash
                  Distributions; Application of Cash Flow. ..................................................... 31
         8.1.28   Single Purpose Entity......................................................................... 31
         8.1.29   Use of Loan Proceeds.......................................................................... 31
         8.1.30   ERISA......................................................................................... 31
         8.1.31   Control and Ownership of Seeley............................................................... 31

ARTICLE 9.
CASUALTIES...................................................................................................... 31
         9.1      Lender's Election to Apply Insurance Proceeds on Indebtedness................................. 31
         9.2      Borrower's Obligation to Rebuild; Use of Insurance Proceeds................................... 32

ARTICLE 10.
ASSIGNMENTS..................................................................................................... 33
         10.1     Lender's Right to Assign...................................................................... 33
         10.1.1   Assignment.................................................................................... 33
         10.1.2   Participants.................................................................................. 33
         10.1.3   Availability of Records; Further Assurances................................................... 33
         10.1.4   Lender as Lead Agent.......................................................................... 33
         10.1.5   Co-Agents..................................................................................... 33
         10.1.6   Successor Co-Agent............................................................................ 34
         10.1.7   Lender's Right to Re-Book the Loan............................................................ 34
         10.2     Prohibition of Assignments by Borrower........................................................ 34
         10.3     Prohibition of Transfers in Violation of ERISA................................................ 34
         10.4     Successors and Assigns........................................................................ 34

ARTICLE 11.
EVENTS OF DEFAULT............................................................................................... 35

ARTICLE 12.
LENDER'S REMEDIES IN EVENT OF DEFAULT........................................................................... 37
         12.1     Remedies Conferred Upon Lender................................................................ 37
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         12.2   Non-Waiver of Remedies.......................................................................... 37

ARTICLE 13.
GENERAL PROVISIONS.............................................................................................. 37
         13.1   Captions........................................................................................ 37
         13.2   Notices......................................................................................... 38
         13.3   Entire Agreement; Modification; Waiver.......................................................... 39
         13.4   Governing Law................................................................................... 40
         13.5   Acquiescence Not to Constitute Waiver of Lender's Requirements.................................. 40
         13.6   Disclaimer by Lender............................................................................ 40
         13.7   Right of Lender to Make Advances to Cure Borrower's Defaults.................................... 41
         13.8   Definitions Included in Amendment............................................................... 41
         13.9   Time Is of the Essence.......................................................................... 41
         13.10  Execution in Counterparts....................................................................... 41
         13.11  Waiver of Consequential Damages................................................................. 41
         13.12  Claims Against Lender........................................................................... 41
         13.13  Jurisdiction; Service of Process................................................................ 42
         13.14  Severability.................................................................................... 42
         13.15  Waiver of Jury Trial............................................................................ 42
         13.16  Survival of Indemnities......................................................................... 42
         13.17  Conflicts....................................................................................... 43
         13.18  Confidentiality................................................................................. 43

Exhibit A - Description of Land
Exhibit B - Permitted Exceptions
Exhibit C - Form of Surveyor's Certification
Exhibit D - Form of Legal Opinion
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
                                 LOAN AGREEMENT

                          Cadence Design Systems, Inc.
                             Headquarters Buildings
                              San Jose, California

         THIS LOAN AGREEMENT is made as of May 31, 1996, by and between RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, having an office address c/o Cadence Design Systems, Inc., 555 River Oaks Parkway, San Jose, California 95134, Attention: Treasurer ("Borrower"), and CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, having an office c/o Credit Lyonnais New York Branch, at Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019 ("Lender"), and its successors and assigns.

                                    RECITALS

         A. Borrower is the owner of certain real property located at 535, 545, 555 and 575 River Oaks Parkway, in the City of San Jose, County of Santa Clara, State of California, the legal description of which is set forth in Exhibit A annexed hereto (the "Land").

         B. Borrower is the owner of four commercial office buildings commonly known as the Cadence Design Systems, Inc. River Oaks Campus, consisting of approximately 268,000 square feet of office/research and development space on the Land, together with surface parking for automobiles and certain other structures and improvements (collectively, the "Buildings"). The Land, the Buildings and all related improvements and facilities, together with all rights, privileges, easements, hereditaments and appurtenances thereunto relating or appertaining, and all fixtures and equipment (other than that owned by the lessee leasing space in the Buildings) required for, or otherwise intended for use in connection with, the operation thereof, are herein collectively called the "Project."

         C. Borrower has applied to Lender for a loan (the "Loan") in the maximum principal amount of TWENTY MILLION DOLLARS ($20,000,000), and Lender has agreed to make the Loan, on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                               1.       INCORPORATION OF RECITALS AND EXHIBITS

   1.1 Incorporation of Recitals. The foregoing preambles and all other recitals set forth herein are made a part of this Agreement.

   1.2 Incorporation of Exhibits. The Exhibits hereto are incorporated herein and expressly made a part hereof.

                               2.       DEFINITIONS

   2.1 Definitions. The following terms as used herein shall have the following meanings:

        ADA:  The Americans with Disabilities Act.

        Additional Interest:  The meaning set forth in Section 8 of the Note.

                  Affiliate: When used with respect to any Person, shall mean any other Person directly or indirectly Controlling or Controlled by, or under direct or indirect common Control with, such Person.

                  Agent: The meaning set forth in Section 10.1.4.

                  Agreement: This Loan Agreement, as originally executed or as may be hereafter supplemented, amended or restated in accordance with its terms from time to time in writing.

                  Amortization Payments: The payments required to be made by Borrower under Section 4.5 of this Agreement.

                  Applicable Rate: The per annum rate of interest at which the Loan or any portion thereof bears interest from time to time pursuant to Section 2, Section 3 or Section 11 of the Note, whichever is applicable.

                  Appraised Value: As of a particular date, the then current value of the Project as shown by an appraisal prepared by the Appraiser.

                  Appraiser: Koeppel Tener Real Estate Services, Inc., or such other appraiser who is qualified under the requirements of FIRREA, as Lender may from time to time designate.

                  Assignee: As defined in Section 10.1.1.

                  Assignment of Ancillary Documents: The collateral assignment of ancillary documents, dated as of the date hereof, assigning to Lender all of Borrower's (but not any Affiliate of Borrower's) right, title and interest in, to and under (i) all building permits, governmental permits, licenses and authorizations issued from time to time in connection with the use, management, maintenance, repair and operation of the Project; (ii) all trademarks, trade names, logos and all other materials used to identify or advertise the Project, to the extent set forth therein; (iii) the Plans and Specifications and all other plans and specifications pertaining to the Project; and (iv) any and all tests, studies, surveys, audits, results and reports performed or prepared in connection with the Project.

                  Assignment of Leases and Rents: The collateral assignment of rents and leases, dated as of the date hereof, assigning to Lender all of Borrower's right, title and interest in, to and under Leases, licenses, concessions and other similar contracts and agreements relating to or connected with the use and/or operation of the Project now or hereafter entered into, including the Cadence Leases, and any rents, issues, revenues, proceeds and profits therefrom to the extent set forth therein;

                  Assignment of Maintenance and Management Documents: The collateral assignment of maintenance and management documents, dated as of the date hereof, assigning to Lender all of Borrower's right, title and interest in, to and under (i) all management, maintenance, service, supply or other agreements relating to the use and operation of the Project, and all warranties and guaranties issued in connection therewith, and (ii) all brokerage or leasing agreements relating to the Project to the extent set forth therein.

                  Assignment of Partnership Interests: The collateral assignments of the partnership interests of Cadence and Seeley in Borrower.

                  Base Rate: As determined by Lender on a daily basis, the sum of (a) the higher of (i) the rate per annum established by Lender from time to time as the reference rate for short-term commercial loans in Dollars to domestic corporate borrowers (which Borrower acknowledges is not necessarily Lender's lowest rate), and (ii) a rate per annum equal to one (1.00) percentage point (100 basis points) above the effective overnight Federal Funds Rate as published for such day by the Federal Reserve Bank, plus in either case (b) one-half (.50) percentage point (50 basis points) per annum.

                  Branch: Credit Lyonnais New York Branch.

                  Building or Buildings: The meaning set forth in Recital B.

                  Business Day: Any day other than (i) a Saturday or Sunday or other day on which commercial banks are required or permitted to close in New York City, or (ii) any day on which commercial banks are not open for international business (including dealings in Dollar deposits on the London Interbank Market) in London, England.

                  Cadence: Cadence Design Systems, Inc., a Delaware corporation, Borrower's limited partner and the lessee of the Project pursuant to the Cadence Leases.

                  Cadence Leases: Those certain Leases of space in the Project, dated June 29, 1989, by and between Borrower and Cadence, as may be supplemented or amended from time to time with the prior written approval of Lender.

                  Closing or Closing of the Loan: The first disbursement of Loan proceeds in accordance with the terms of this Agreement.

                  Closing Date: The date of the Closing.

                  Code: The Internal Revenue Code of 1986, as the same may be amended from time to time, and the regulations promulgated thereunder from time to time.

                  Control: Including the correlative meanings of the terms "Controlled by" and "under common Control with", means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  Debt: Means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii) obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business either
(A) not overdue by more than 60 days, or (B) if overdue by more than 60 days, which are being contested in good faith and with respect to which adequate reserves have been established), (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) through (iv) above.

                  Debt Service: The product obtained by multiplying (x) the outstanding principal balance of the Loan by (y) the Applicable Rate as of such date.

                  Debt Service Coverage Ratio: With respect to a particular period of time, the amount calculated by dividing (x) Net Rent for such period by (y) Debt Service for such period.

                  Deed of Trust: The deed of trust, security agreement, assignment of leases and rents and financing statement, dated as of the date hereof, granted by Borrower to Lender, encumbering the Project, securing the obligations of Borrower under the Loan Documents and granting Lender a security interest in all fixtures, furniture, furnishings and equipment and any other personal property (tangible and intangible) now or hereafter owned by Borrower and located in, or used in connection with the operation of, the Project, and subject only to the Permitted Exceptions.

                  Default or default: Any event or circumstance which constitutes or, if it were to continue uncured, after notice, lapse of time or both would constitute, an Event of Default.

                  Default Rate: As determined by Lender, a rate per annum equal to the Base Rate plus two (2) percentage points (200 basis points).

                  Deposit: As defined in Section 5.2.

                  Dollars and $: Dollars in lawful money of the United States of America.

                  Engineering Report: An engineering and building inspection report of the Project prepared at Borrower's sole cost and expense by a qualified, licensed engineer/architect acceptable to Lender in its sole discretion, in form and substance acceptable to Lender. The Engineering Report shall, at a minimum, contain a review and evaluation of the Plans and Specifications in detail satisfactory to Lender, disclose any existing or potential building code violations, or any violations of any Laws of any Governmental Authority, and shall include the results of any tests or inspections performed to determine the adequacy of the construction of the Project for their present use, and the uses contemplated by any of the Leases entered into prior to the Closing Date.

                  Environmental Indemnity: An indemnity given by Borrower, Cadence and Seeley, to Lender with respect to certain environmental representations, warranties and covenants, as originally executed or as the same hereafter may be supplemented, amended or restated from time to time in writing.

                  Environmental Laws: All Federal, state and local environmental Laws, rules, regulations and common law, including, without limitation, those relating to Hazardous Material, as such Laws, rules and regulations may be amended from time to time, to the extent such Laws, rules, regulations and common law apply to the use, management, maintenance, repair or occupancy of the Project or any portion thereof.

                  Environmental Proceedings: The meaning set forth in Section 3.1.26.

                  Environmental Report: A Phase I or other environmental site assessment of the Project prepared at Borrower's sole cost and expense by an environmental consultant reasonably acceptable to Lender, in form and substance reasonably acceptable to Lender.

                  ERISA: Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder from time to time.

                  Event of Default: The meaning set forth in Section 11.1.

                  FIRREA: Financial Institutions, Reform, Recovery and Enforcement Act, as amended, and the regulations promulgated thereunder from time to time.

                  Form 4224: The meaning set forth in Section 10.1.10.

                  Funding Losses: In the event of a prepayment of any portion of the Loan bearing interest at a LIBOR Rate, Lender's cost of re-employing funds incurred or expected to be incurred by Lender in connection with, collectively
(a) any prepayment (whether voluntary or involuntary) of all or any portion of the Loan, (b) any acceleration of the Maturity Date, (c) any failure by Borrower to have drawn down all or any portion of the Loan, (d) the conversion (for any reason whatsoever, whether voluntary or involuntary) of a LIBOR Rate to any other Applicable Rate on a date other than the last day of the Interest Period for such LIBOR Rate and (e) any other set of circumstances not attributable to Lender's acts. Subject to the foregoing, Funding Losses shall not include any diminution in yield suffered by Lender upon re-lending or re-investing the principal of the Loan after any prepayment of the Loan.

                  GAAP: Generally accepted accounting principles, consistently applied.

                  Governmental Approvals: The meaning set forth in Section
3.1.16.

                  Governmental Authority: Any federal, state, county or municipal government, or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal or public utility, whether foreign or domestic.

                  Hazardous Material: Gasoline, petroleum and other petroleum by-products, asbestos, explosives, PCBs, radioactive materials or any "hazardous" or "toxic" material, substance or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any Governmental Authority having jurisdiction over the Project or any portion thereof or its use, including any material, substance or waste which is: (a) defined as a "hazardous substance" under Section 311 of the Federal Water Pollution

Control Act (33 U.S.C. Section 1321), as amended; (b) defined as a "hazardous waste" under Section 1004 of the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., as amended; (c) defined as a "hazardous substance" or "hazardous waste" under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq., or any so-called "superfund" or "superlien" law, including the judicial interpretations thereof; (d) defined as a "pollutant" or "contaminant" under 42 U.S.C.A. Section 9601(33); (e) defined as "hazardous waste" pursuant to 40 C.F.R. Part 260; (f) defined as a "hazardous chemical" under 29 C.F.R. Part 1910; or (g) subject to any other law or other past (and still in effect), present or future requirement of any Governmental Authority regulating or imposing obligations, liability or standards of conduct concerning, the protection of human health, plant life, animal life, natural resources, property or the enjoyment of life or property free from the presence in the environment of any solid, liquid, gas, odor or any form of energy from whatever source.

                  Hazardous Materials Claims: The meaning set forth in Section 8.1.24(b)(2).

                  Include or including: Including but not limited to.

                  Indemnified Persons: Lender, its officers, directors, shareholders, employees and agents, and any successor to any interest of Lender in or to the Project or the Loan and such successor's officers, directors, shareholders, employees, agents, partners and principals.

                  Independent Counterparty: The meaning set forth in Section 4.8.1.

                  Interest Period: The period commencing on the date specified in Borrower's notice to Lender of an election to exercise the LIBOR Rate Option as set forth in Section 3 of the Note and ending either thirty (30) days, sixty
(60) days, ninety (90) days, or, if available to Lender, one hundred eighty
(180) days or three hundred sixty (360) days thereafter, as specified in such notice, which ending date in any event shall be on or prior to the Maturity Date.

                  Internal Revenue Code: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder from time to time.

                  Knowledge: When used to modify a representation or warranty, actual knowledge or such knowledge as a person under the circumstances should have after diligent inquiry and investigation.

                  Land: The meaning set forth in Recital A.

                  Laws: Collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations, including judicial opinions or precedent setting authority in the applicable jurisdiction, and all directions, requirements, orders and notices of violation of any governmental or quasi-governmental agency, body or office having or asserting jurisdiction over the Project or any party to any of the Loan Documents.

                  Leases: All present and future leases of space at the Project, including, without limitation, the Cadence Leases, and all subleases, rental agreements, licenses, concessions, tenancies, occupancy agreements and any other similar agreements, together with all modifications, extensions and renewals thereof.

                  LIBOR Rate: The rate of interest displayed on Telerate page 3750 (or such page as may replace such page on that service for the purpose of displaying interest rates at which Dollar deposits are offered by prime banks in the London Interbank Market), as quoted by Lender's London, England office as of 11:00 a.m., New York time, on the day which is three (3) Business Days before the first day of the applicable Interest Period, for deposits in Dollars, immediately available funds, in amounts approximately equal to the amount for which the LIBOR Rate Option has been exercised on such date, and for durations approximately equal to the relevant Interest Period, plus one and one-half percentage points (1.50%) (150 basis points) per annum. Each LIBOR Rate shall be adjusted from time to time for the aggregate reserve requirements (including, without limitation, all basic, supplemental, marginal and other reserve requirements and taking into account any transitional adjustments or other scheduled changes in reserve requirements during any Interest Period) which are required to be maintained by Lender and/or its Assignees and/or Participants with respect to "Eurocurrency liabilities" (as presently defined in Regulation
D) of the same term under Regulation D of the Board of Governors of the Federal Reserve System, or any subsequent regulations of similar effect, provided, however, that Lender and each Assignee and Participant shall take reasonable steps to mitigate Borrower's liability to Lender or such Assignee or Participant for any such adjustments to a LIBOR Rate for reserve requirements, provided further, however, that it shall not be a defense to the payment of any such adjustment to a LIBOR Rate for reserve requirements that such adjustment could have been avoided, unless such adjustment would have been avoided by taking such reasonable steps, in which event the failure to take such reasonable steps shall only be a defense to the payment of any such adjustment. Borrower shall not be responsible for any adjustments to a LIBOR Rate for reserve requirements if such adjustments result from Lender or any Assignee or Participant voluntarily funding or rebooking all or a portion of the Loan from or in another branch or Affiliate of Lender or such Assignee or Participant (which funding or rebooking may be done by Lender or such Assignee or Participant at any time in its sole discretion provided the same does not result in any other increased costs or liability to Borrower).

                  LIBOR Rate Option: The meaning set forth in Section 3 of the Note.

                  Loan: The meaning set forth in Recital C.

                  Loan Documents: Collectively, this Agreement, the documents and instruments listed in Section 4.2, and all other documents, instruments or certificates delivered to Lender herewith or from time to time to evidence or secure the Loan and the payment and performance of Borrower's obligations hereunder, as the same may be amended, modified or restated from time to time with the prior written consent of Lender.

                  Loan to Value Ratio: The percentage derived by dividing (x) $20,000,000 by (y) the Appraised Value of the Project.

                  Maturity Date: December 31, 2005.

                  Minimum Net Rent: The meaning set forth in Section 6.1.3(h).

                  Minimum Standards: The meaning set forth in Section 6.1.3(d).

                  Net Rent: All rent and other income payable to Borrower pursuant to the Leases (including, without limitation, the Cadence Leases), net of any and all property operating, maintenance, taxes and capital expenses which are the sole responsibility of Cadence or any other tenant under the Leases.

                  Note: The note or notes aggregating the principal amount of the Loan, dated as of the date hereof, as originally executed or as may be hereafter supplemented, amended or restated from time to time in writing.

                  Origination Fee: The meaning set forth in Section 5.2.

                  Participant: The meaning set forth in Section 10.1.2.

                  Permitted Exceptions: Those matters listed in Exhibit B hereto, to which the interest of Borrower in the Real Estate is permitted to be subject at the Closing Date and thereafter, and such other title exceptions or objections, if any, as Lender, or its counsel, may approve in advance in writing. Matters which are not listed on Exhibit B hereto but over which the Title Insurer has agreed to insure Lender pursuant to endorsements to, or affirmative insurance coverage in, the Title Policy (which endorsements or affirmative insurance coverage shall be in form and substance reasonably satisfactory to Lender) may also be deemed Permitted Exceptions if approved in writing by Lender.

                  Person: Any individual, partnership, corporation, trust, unincorporated association, joint venture, government or any department or agency thereof, or any other entity.

                  Plans and Specifications: A complete set of "as-built" plans and specifications of the Project, certified as being true, complete and correct by Borrower.

                  Proceeding: The meaning set forth in Section 13.13.

                  Prohibited Transaction: A "prohibited transaction" as described under Section 406 of ERISA and Section 4975 of the Internal Revenue Code.

                  Project: The meaning set forth in Recital B.

                  Real Estate: That portion of the Project legally constituting real estate, including the Land and all easements and rights appurtenant thereto.

                  Register: The meaning set forth in Section 10.1.9.

                  Remedial Actions: The meaning set forth in Section 8.1.24.

                  REMIC: The meaning set forth in Section 10.1.7.

                  Roll Over Date: With respect to a particular Interest Period, the last day of such Interest Period.

                  Routine Uses: Refers to the use of Hazardous Materials at the Project in connection with the routine operation of a first-class commercial office project, including cleaning and maintenance fluids, office supplies and other similar items, in each case used in accordance with, and so as not to cause a violation of, Environmental Laws and in quantities and in a manner which do not pose a hazard to persons on or about the Project.

                  Security: The meaning set forth in Section 13.16.2.

                  Seeley: Seeley Properties, Inc., a California corporation, Borrower's general partner.

                  Subordination Agreements: Subordination, nondisturbance and attornment agreements between Borrower, Lender and each of the tenants under the Leases, in such form as is reasonably satisfactory to Lender.

                  Survey: The meaning set forth in Section 6.1(d).

                  Term: The period of time from the date hereof through and including the Maturity Date.

                  Third Party Agreement: The meaning set forth in Section 4.8.

                  Title Insurer: Santa Clara Land Title Company, or such other title insurance company licensed in the State of California, as may be approved by Lender.

                  Title Policy: The Title Policy described and defined in
Section 6.1.3(c).

                  Transfer: The meaning set forth in Section 4.7.

                  Transferee: The meaning set forth in Section 10.1.7.

                  UCC Statements: The Uniform Commercial Code Financing Statements, dated as of the date hereof, naming Borrower as debtor and Lender as secured party.

                  Withholding Payment: The meaning set forth in Section 6(c) of the Note.

               2.2 Use of Defined Terms. Defined terms may be used in the singular or the plural. When used in the singular preceded by "a", "an", or "any", such term shall be taken to indicate one or more members of the relevant class. When used in the plural, such term shall be taken to indicate all members of the relevant class.

               2.3 Use of Recital, Article, Section and Exhibit References. The use herein of references to Recitals, Articles, Sections and Exhibits shall refer to the referenced Recital, Article or Section in, or Exhibit annexed to, this Agreement.

                             3.       REPRESENTATIONS AND WARRANTIES

                  3.1 Representations and Warranties of Borrower. To induce Lender to execute and deliver this Agreement and to perform the obligations of Lender hereunder, Borrower hereby represents and warrants to Lender as follows:

                  3.1.1 From and after the Closing Date, Borrower will have good and marketable title to the Real Estate, subject only to the Permitted Exceptions.

                  3.1.2 Borrower is a limited partnership duly and validly formed and validly existing under the laws of the State of California. Borrower has full power and authority to execute, deliver and perform the obligations and carry out the duties imposed upon Borrower by this Agreement and the other Loan Documents to which it is a party, and Borrower has taken all action necessary to carry out Borrower's obligations and duties in connection with the Loan.

                  3.1.3 Cadence is a corporation duly and validly formed, and validly existing and in good standing under the laws of the State of Delaware. Cadence has full power and authority to execute, deliver and perform the obligations and carry out the duties imposed upon Cadence by the Environmental Indemnity and Assignment of Partnership Interests, and has taken all action necessary in connection therewith.

                  3.1.4 Seeley is a corporation duly and validly formed, and validly existing and in good standing under the laws of the State of California. Seeley has full power and authority to execute and deliver the Loan Documents on behalf of Borrower, and full power and authority to execute, deliver and perform the obligations and carry out the duties imposed upon Seeley by the Environmental Indemnity and Assignment of Partnership Interests and has taken all action necessary in connection therewith. Seeley is a corporation wholly owned and Controlled by Cadence.

                  3.1.5 Each of the Loan Documents executed by Borrower, Cadence and Seeley, as the case may be, have been duly and properly executed and delivered by such parties.

                  3.1.6 This Agreement, the Note, the Deed of Trust, the Environmental Indemnity and all of the other Loan Documents each constitute legal, valid and binding obligations of Borrower, Seeley and/or Cadence, as the case may be, and each of the Loan Documents and the security interests granted therein are enforceable in accordance with their respective terms, except as such enforceability may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally, and limitations imposed by general principles of equity.

                  3.1.7 When duly recorded or filed in the appropriate public records, the Deed of Trust and the UCC Statements delivered to Lender pursuant to Section 4.2 shall each create in favor of Lender a valid and perfected lien upon the property purportedly subject thereto, to the extent that a security interest can be perfected by filing, and no further action will be required to perfect such lien.

                  3.1.8 No provision of any deed of trust, mortgage, indenture, agreement, contract, or other instrument requires the consent or authorization of any other person, firm or corporation as a condition precedent to the consummation of the transactions contemplated herein or in any of the other Loan Documents.

                  3.1.9 No approvals, consents or permits are required in connection with the execution, delivery and performance by Borrower, Seeley or Cadence of this Agreement or any of the other Loan Documents, or in connection with the performance or consummation of any of the transactions contemplated hereby or thereby, or if required, such approvals, consents or permits have been obtained.

                  3.1.10 The execution, delivery and performance of the Loan Documents, the granting of the security interests therein, and the compliance with the provisions of this Agreement and the other Loan Documents, (i) have not constituted (and will not, upon the giving of notice or lapse of time or both, constitute) either (A) a material breach or default under any organizational document of Borrower, Cadence or Seeley, or any indenture, mortgage, deed of trust, franchise, permit, license, note or any other agreement or instrument to which Borrower, Cadence or Seeley is a party or by which Borrower, Cadence or Seeley, or any of their respective properties (including the Project) may be bound or affected, or (B) a violation of any Law, court order, writ, injunction or other decree which may affect Borrower, Cadence, Seeley or the Project, any part thereof, any interest therein, or the use thereof, in any material respect and (ii) will not result in a lien against any property or assets of Borrower (other than liens in favor of Lender pursuant to the Loan Documents), Cadence or Seeley.

                  3.1.11 To Borrower's knowledge, no actions, suits or proceedings are pending, or to Borrower's knowledge are threatened, involving the Project or against Borrower, Cadence or Seeley which (i) might reasonably be likely to affect the validity or priority of the lien of the Deed of Trust or the security interests created thereby the other Loan Documents, or (ii) might affect the ability of Borrower, Seeley or Cadence to perform their respective obligations pursuant to and as contemplated by the terms and provisions of this Agreement and the other Loan Documents.

                  3.1.12 To Borrower's knowledge, there are no pending, or to Borrower's knowledge threatened, actions, suits or proceedings to revoke, attack, invalidate, rescind or modify the zoning of the Project or any part thereof, or any building or other permits heretofore issued with respect thereto, or asserting that such zoning or permits do not permit the continued use of the Buildings and the Project as a first-class commercial office project and as contemplated by the Cadence Leases and this Agreement.

                  3.1.13 The execution, delivery and performance of this Agreement and the other Loan Documents have not constituted (and will not, upon the giving of notice or lapse of time or both, constitute) either (i) a material breach or default under any other agreement to which Borrower, Cadence or Seeley is a party or by which Borrower, Cadence or Seeley may be bound, or (ii) a violation of any Law or court order which may affect the Project, any part thereof, any interest therein, or the use thereof.

                  3.1.14 Except as otherwise disclosed to Lender in writing, Borrower and its agents have not entered into any lease or leases or other arrangements for occupancy of space within the Project other than the Cadence Leases; the Cadence Leases are in full force and effect; neither Borrower nor Cadence has defaulted in the performance of its respective obligations under the Cadence Leases; Borrower has not given or received a notice of default under the any of the Cadence Leases and Borrower is not aware of any matter which, with the giving of notice or the passage of time, or both, would constitute a default or event of default by Borrower or Cadence under any of the Cadence Leases; Borrower has not collected rent under the Cadence Leases more than one
         (1) month in advance, and the Cadence Leases are not terminable by either Borrower or Cadence prior to the Maturity Date, except pursuant to provisions of the Cadence Leases relating to defaults, condemnation or casualties.

                  3.1.15 To Borrower's knowledge, (i) No condemnation of any portion of the Project, (ii) no condemnation or relocation of any roadways abutting the Project and (iii) no proceeding to deny access to the Project, has commenced or, to Borrower's knowledge, is contemplated.

                  3.1.16 All financial statements furnished to Lender by Borrower, Cadence or any Affiliate of Borrower or Cadence fairly present the financial condition of Borrower, Cadence or such Affiliate of Borrower or Cadence, and all other information previously furnished by Borrower, Cadence or any Affiliate of Borrower or Cadence to Lender in connection with the transactions contemplated by the Loan Documents is true, correct and complete in all material respects and does not fail to state any material fact necessary to make the statements made not misleading. None of Borrower, Cadence or any Affiliate of Borrower or Cadence has any liability, contingent or otherwise, not disclosed in such financial statements or such other information which would reasonably be likely to affect Borrower's or Cadence's ability to perform or discharge their respective obligations under the Loan Documents.

                  3.1.17 Borrower is in compliance with, and the use of the Project as a first-class commercial office project and related uses is in compliance with and does not violate (i) Laws of any kind whatsoever (including, without limitation, ADA, zoning and building Laws, environmental protection Laws and wetlands protection Laws), or (ii) any building permits or other approvals, restrictions of record, or any agreement affecting the Project or any part thereof. Neither the zoning or any other right to use the Project is to any extent dependent upon or related to any real property other than the Project. Without limiting the generality of the foregoing, all consents, licenses and permits and all other authorizations or approvals, including all permits issued by the State of California, the City of San Jose and the County of Santa Clara concerning the use and occupancy of the Project (collectively, "Governmental Approvals"), required to operate the Project as the Project is now operated have been obtained, have been paid for and are in full force and effect; and all Laws of the State of California or any subdivision thereof relating to the operation of the Project by Borrower have been observed.

                  3.1.18 The Project, as the Project is now operated, has adequate water, gas and electrical supply, storm and sanitary sewerage facilities, other required public utilities, fire and police protection, and means of access between the Project and public highways; and all such facilities comply with all applicable Laws, including all environmental protection or control Laws.

                  3.1.19 None of Borrower, Cadence, Seeley or any of their Affiliates has dealt with any brokers in connection with this Loan transaction or the Cadence Leases, and no brokerage fees or commissions are payable by or to any person in connection with any of the Loan Documents, the Cadence Leases, or the transactions contemplated thereby.

                  3.1.20 No building or other improvement in the Project encroaches upon any building line, setback line, side yard line or any recorded or visible easement, or other easement of which Borrower is aware or has reason to believe may exist with respect to such Project.

                  3.1.21 The Project is taxed separately without regard to any other property, and for all purposes the Project may be mortgaged, conveyed and otherwise dealt with as an independent parcel. Borrower has paid all taxes and assessments affecting the Project or otherwise payable by Borrower which are due on or before the date hereof.

                  3.1.22 Borrower is not in the business of extending credit for the purpose of purchasing or carrying any stock other than the stock of Cadence Design Systems, Inc., or "margin stock" within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System, as at any time amended, and none of the proceeds of the Loan will be used for the purpose of purchasing or carrying any stock other than the stock of Cadence Design Systems, Inc., or to extend credit to others for the purpose of purchasing or carrying any margin stock other than the stock of Cadence Design Systems, Inc., and Borrower agrees to execute all instruments necessary to comply with all the requirements of Regulation U of the Federal Reserve System, as at any time amended.

                  3.1.23 The Loan and the execution and performance of the Loan Documents do not constitute a Prohibited Transaction under ERISA; Borrower does not, and while the Loan is outstanding Borrower will not, have an "employee benefit plan" as defined in Section 3(3) of ERISA; Borrower is not, and while the Loan is outstanding Borrower will not be, a party in interest to any "employee benefit plan"; the assets of Borrower do not constitute "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101; and Borrower is a "real estate operating company" as defined in ERISA.

                  3.1.24 Neither Cadence nor Seeley is in violation of any of the provisions of ERISA.

                  3.1.25 No aspect of the Loan transaction violates or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

                  3.1.26 Except as disclosed in the Environmental Reports, none of Borrower, the Project, Cadence or Seeley is in violation of any Environmental Law; none of Borrower, Cadence or Seeley has received any written notice of any such violation or claimed violation and Borrower is not aware of any circumstances which could give rise to the issuance of any such notice. Except as disclosed in the Environmental Reports, there are no pending civil (including actions by private parties), criminal or administrative actions, suits or proceedings affecting Borrower, the Project, Cadence or Seeley relating to environmental matters ("Environmental Proceedings"), and Borrower has no knowledge of any threatened Environmental Proceedings or any facts or circumstances which could give rise to any future Environmental Proceedings. Except in connection with Routine Uses and as disclosed in the Environmental Reports, none of Borrower, Cadence, Seeley or any of their Affiliates has ever caused or permitted any Hazardous Material to be released, transported, placed, held, located or disposed of over, on, under or at the Project, or any part thereof, or any other property adjacent thereto, or any other property owned by Borrower, Cadence, or Seeley, or any part thereof, or used the Project or any such other property permanently or temporarily as a dump site or storage site for any Hazardous Material. To Borrower's knowledge, except in connection with Routine Uses and as disclosed in the Environmental Reports, no other person has ever caused or permitted any Hazardous Material to be released, transported, placed, held, located or disposed of over, on, under, adjacent to or at the Project, or any part thereof, or any other property owned by Borrower, Cadence, or Seeley, or any part thereof, or used the Project or any such other property permanently or temporarily as a dump site or storage site for any Hazardous Material. Except in connection with Routine Uses and as disclosed by the Environmental Reports, the Project and all parts thereof are free of all Hazardous Material.

                  3.1.27 All statements set forth in the Recitals are true and correct.

                  3.1.28 Borrower is not a "foreign person" within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

                  3.1.29 Borrower uses no trade name and has not and does not do business under any name other than its actual name set forth herein. The principal place of business of Borrower is c/o Cadence Design Systems, Inc., 555 River Oaks Parkway, San Jose, California 95134.

                  3.1.30 Borrower is, and at all times during the term of the Loan shall remain, a single purpose entity whose sole purpose is to own and operate the Project.

                  3.1.31 Neither Borrower, Cadence or Seeley is a "Public Utility Holding Company" as defined in The Public Utility Holding Company Act of 1935, as amended.

                  3.1.32 The Buildings and other improvements in the Project are structurally sound and there are no defects in any of the foregoing which would render the Project unfit for use as a first-class commercial office project; the Buildings are equipped with fixtures, furnishings, machinery and equipment of high quality and all such items are in good working order and free from defects; and no material capital expenditure with respect to the Project is being incurred or is contemplated as of the date hereof.

                  3.1.33 Except for the telephone switching equipment located at 2655 Seely Road, Building 7, San Jose, California, all fixtures, attachments and equipment necessary for the operation, use and occupancy of the Project have been installed or incorporated into the Project and, except as otherwise disclosed by Borrower to Lender, Borrower is the absolute owner of all of said property free and clear of all chattel mortgages, conditional vendor's liens and other liens, encumbrances and security interests.

                  3.1.34 No notices of any claimed violations of Laws arising from the operation, use or occupancy of the Project which have not been cured have been served upon Borrower, Cadence, Seeley, or any of their agents or representatives, and Borrower is not aware of any circumstances which could give rise to the issuance of any such notice of claimed violation. None of Borrower, Cadence, Seeley or the Project is involved in any investigation by or before any Governmental Authority, nor to Borrower's knowledge has any such investigation been threatened.

                  3.1.35 No Default or Event of Default has occurred and is continuing.

                  3.1.36 The copies of the organizational documents of Borrower, Cadence and Seeley furnished to Lender are true, correct and complete copies thereof and are all in full force and effect. No default has occurred under any of the organizational documents of Borrower, Cadence or Seeley and no event has occurred which with the giving of notice or lapse of time or both would result in any default thereunder.

                  3.1.37 The information provided by Borrower to Lender in connection with the Project, Borrower, Cadence and Seeley does not include an untrue statement of a material fact or omit to state any material fact or any other fact which is necessary to make the statements contained therein (in the light of the circumstances under which they were made) not misleading. Without limiting the generality of the foregoing, Lender acknowledges that the financial statements and related financial information provided by Borrower to Lender in connection herewith concerning the Project, Borrower and Cadence have been prepared by officers of Borrower and Cadence and have not been audited or reviewed by outside accountants.

                  3.1.38 Borrower has delivered to Lender any and all consents and confirmations required by the terms of any lease, license, contract, agreement, permit or other document in order to effectuate and render valid, binding and enforceable all the assignments and collateral assignments as may be required pursuant to Article 4 of this Agreement.

                  3.1.39 Borrower has executed and delivered all UCC Statements and similar instruments that are advisable or necessary to perfect or notify third parties of the security interests intended to be created by the Loan Documents.

  3.2. Effective Date of Representations and Warranties. Borrower agrees that all of its representations and warranties set forth in Section 3.1 and elsewhere in this Agreement and the other Loan Documents will be true at the Closing Date.

                                       4.       TERMS OF LOAN AND DOCUMENTS

  4.1 Agreement to Borrow and Lend. Subject to all of the terms, provisions and conditions set forth in this Agreement and the other Loan Documents, Lender agrees to make and Borrower agrees to accept the Loan. The maximum principal amount of the Loan disbursed to Borrower shall in no event exceed an amount equal to $20,000,000.

  4.2 Loan Documents. In consideration of Lender's entry into this Agreement and Lender's agreement to make the Loan, Borrower shall, in sufficient time for review by Lender and its counsel prior to the Closing Date, execute and deliver, or cause to be executed and delivered, to Lender the following documents and instruments (collectively with this Agreement, the "Loan Documents") in form and substance acceptable to Lender and its counsel:

                  4.2.1             the Note;

                  4.2.2             the Deed of Trust;

                  4.2.3             the Assignment of Rents and Leases;

                  4.2.4             the Environmental Indemnity;

                  4.2.5             the UCC Statements;

                  4.2.6             the Assignment of Ancillary Documents;

                  4.2.7             the Assignment of Maintenance and Management
                                    Documents;

                  4.2.8             the Assignment of Partnership Interests of
                                    Cadence;

                  4.2.9             the Assignment of Partnership Interests of
                                    Seeley;

                  4.2.10            Subordination Agreements from Cadence;

                  4.2.11            Estoppel Certificates from Cadence;

                  4.2.12 To the extent required by Lender, all necessary consents to each of the foregoing assignments and collateral assignments by (i) the other parties to the Leases, licenses, contracts and agreements being assigned and (ii) any guarantors of the performance of the obligations and liabilities of such other parties under such Leases, licenses, contracts and agreements, together with the confirmation by each such other party and guarantor that they will continue to perform and guarantee performance of such Leases, licenses, contracts and agreements, as the case may be, after enforcement of and/or realization on such assignment or collateral assignment by Lender; and

                  4.2.13 Such other papers, documents and instruments as may be required by this Agreement or as Lender may reasonably require.

  4.3 Interest Rate. The Loan will bear interest at the Applicable Rate. Interest on the Loan shall be computed on the principal sum of the entire amount of the Loan from time to time outstanding on the basis of a 360-day year, as set forth in the Note, but shall be charged for the actual number of days within the period for which interest is being charged. Upon default or delinquency in the making of payments when due hereunder or under the Note, following the expiration of any applicable cure period, the interest rate under the Loan shall be at the Default Rate.

  4.4 Term of the Loan. Without limiting the provisions of the Note, the unpaid principal balance, together with any accrued and unpaid interest and all other sums then due and payable under the Note and under the other Loan Documents, if not sooner paid, whether by reason of acceleration or otherwise, shall be paid in full on December 31, 2005 (the "Maturity Date").

  4.5 Amortization Payments. Commencing on the quarter ending September 30, 1996, and continuing until the Loan is paid in full, Borrower shall make quarterly principal reduction payments ("Amortization Payments") as follows: (a) during the first (1st) year of the term of the Loan, four (4) quarterly payments each in the amount of $375,000; (b) during the second (2nd) year of the term of the Loan, four (4) quarterly payments each in the amount of $425,000; (c) during the third (3rd) year of the term of the Loan, four (4) quarterly payments each in the amount of $325,000; (d) during the fourth (4th) year of the term of the Loan, four (4) quarterly payments each in the amount of $400,000; (e) during the fifth (5th) year of the term of the Loan, four (4) quarterly payments each in the amount of $450,000; (f) during the sixth (6th) year of the term of the Loan, four (4) quarterly payments each in the amount of $500,000; (g) during the seventh (7th) year of the term of the Loan, four (4) quarterly payments each in the amount of $600,000; (h) during the eighth (8th) year of the term of the Loan, four (4) quarterly payments each in the amount of $625,000; (i) during the ninth (9th) year of the term of the Loan, four (4) quarterly payments each in the amount of $625,000; and (j) during the tenth (10th) year of the term of the Loan, four (4) quarterly payments each in the amount of $675,000. The first such payment shall be made on September 30, 1996, and thereafter such payment shall be made on each successive December 31, March 31 and June 30, until the Loan is paid in full (except for the final amortization payment due under the Loan, which payment shall be due and payable on the Maturity Date). If any Amortization Payment is not made on a date due, in addition to any interest payable at the Default Rate pursuant to Section 11 of the Note, the Applicable Rate for any portion of the Loan then bearing interest at the LIBOR Rate shall revert to the Base Rate two (2) calendar days after the date such Amortization Payment was due (unless such Amortization Payment is made before such date) and provided Lender has given Borrower at least one (1) Business Day notice that the Amortization Payment was not made and the LIBOR Rate shall revert to the Base Rate and Borrower shall pay to Lender the amount of any Funding Losses incurred in connection with such conversion.

  4.6 Voluntary Prepayments. Upon five (5) Business Days prior written notice to Lender, Borrower shall have the right to make voluntary prepayments of the Loan in whole or in increments of $1,000,000 in accordance with the terms of the Note. Principal amounts of the Loan which are repaid for any reason may not be reborrowed.

  4.7 Acceleration of the Indebtedness. The unpaid principal balance, all accrued and unpaid interest and all other sums due and payable under the Note and the other Loan Documents, if not sooner paid, shall be paid in full upon the sale, transfer, conveyance, alienation, pledge, assignment, encumbrance, hypothecation or other disposition (a "Transfer") by Borrower of (i) all or any portion of the Project, (ii) all or any portion of the Borrower's right, title and interest in and to the Project, or (iii) any interest in Borrower other than a one-time Transfer during the term of the Loan to another single purpose California limited partnership wholly owned by Cadence as limited partner and Seeley (or another wholly owned Affiliate of Cadence approved by Lender, which approval shall not be unreasonably withheld or delayed) as general partner, holding the same proportionate share of the beneficial interest in such limited partnership as now exists, whose sole asset shall be the Project.

                                     5.       LOAN EXPENSES AND ADVANCES;

                       SECURITY OF DEED OF TRUST FOR SAME

  5.1 Loan Expenses. Borrower agrees to pay all expenses of the Loan, including all amounts payable pursuant to Sections 5.2 below, and also including all recording charges, title insurance charges, costs of surveys, costs of appraisals, costs for certified copies of instruments and cash deposits required to be made with the Title Insurer or other escrowee for administering Loan disbursements, all fees, expenses and charges of appraisal, architectural, engineering, environmental, insurance and other consultants, reasonable travel, all brokerage fees and commissions, and all fees and expenses (including word processing and photocopying expenses) of Lender's attorneys, including all costs and expenses incurred by Lender in connection with the determination of whether or not Borrower has performed its obligations hereunder and under the other Loan Documents or has satisfied the conditions precedent to the obligations of Lender hereunder. All such expenses, charges, costs and fees shall be Borrower's obligation regardless of whether the Loan is disbursed in whole or in part.

  5.2 Lender's Origination Fee. In consideration of Lender's agreement to engage in discussions regarding the Loan, to commit Lender's resources to approve Borrower's application for the Loan, to draft and negotiate the Loan Documents, to undertake and perform legal due diligence, to review relevant documentation and to have various consultants and engineers undertake the review work necessary to close the Loan, Borrower has paid the sum of Fifty Thousand Dollars ($50,000) (the "Deposit") to Lender on account of an origination fee for the Loan equal to Two Hundred Fifty Thousand Dollars ($250,000) (the "Origination Fee"). The Deposit was paid by Borrower to Lender on October 20, 1995. The balance of the Origination Fee, in the amount ofLender's Origination Fee.; In consideration of Lender's agreement to engage in discussions regarding the Loan, to commit Lender's resources to approve Borrower's application for the Loan, to draft and negotiate the Loan Documents, to undertake and pe

  5.3 Time of Payment of Fees. Borrower shall pay all fees and expenses incurred by Lender at the Closing out of the proceeds of the Loan and on demand at such subsequent times as Lender may determine.

  5.4 Expenses and Advances Secured by Loan Documents. Lender is hereby authorized, without any specific request or direction by Borrower, to make disbursements of Loan proceeds from time to time to pay for, or to reimburse Lender for the payment of, all Loan expenses or fees whether or not at such time there may be any undisbursed Loan proceeds. All advances or payments made by Lender under this Agreement or any of the other Loan Documents from time to time, and all amounts expended by Lender pursuant to Section 12.1.2(a) or for Lender's various consultants' fees and attorneys' fees and expenses, if any, and all other Loan expenses shall, as and when advanced or incurred by Lender, constitute additional indebtedness evidenced by the Note and secured by the Deed of Trust and the other Loan Documents to the same extent and effect as if the terms and provisions of this Agreement were set forth therein, whether or not the aggregate of such indebtedness shall exceed the aggregate face amount of the Note.

                                            6.       CONDITIONS PRECEDENT

                           TO THE CLOSING OF THE LOAN

  6.1 Conditions Precedent. Borrower shall perform and satisfy all of the following conditions precedent on or before the Closing Date, and Borrower agrees that Lender's obligation to disburse the Loan is conditioned upon Borrower's performance or satisfaction of all such conditions precedent:

                  6.1.1 No Default or Event of Default by Borrower, Cadence or Seeley shall exist under this Agreement or any of the other Loan Documents.

                  6.1.2 Borrower shall have executed and delivered or caused to be executed and delivered to Lender all of the Loan Documents as required by, and in accordance with, Section 4.2, duly and properly executed by the respective parties thereto, and Borrower shall have paid all amounts required to be paid by Borrower out of the proceeds of the Loan on or before the Closing Date pursuant to Article 5.

                  6.1.3 Borrower shall have furnished to Lender the following, in sufficient time for review by Lender and its counsel prior to the Closing Date, all of which shall be in form and substance reasonably satisfactory to Lender and its counsel:

                           a. A certified copy of the Certificate of Limited Partnership and Agreement of Limited Partnership for Borrower, and good standing certificates for Borrower, Cadence and Seeley from the State of California.

                           b. Evidence satisfactory to Lender that the Loan and the execution and performance of this Agreement and the other Loan Documents are authorized and that the individuals executing this Agreement and the other Loan Documents on behalf of Borrower, Cadence and Seeley, as the case may be, have been duly authorized by all appropriate action to execute and deliver this Agreement and the Loan Documents on behalf of Borrower, Cadence and Seeley, as the case may be.

                           c. An ALTA (1970) Loan Policy of Title Insurance (the "Title Policy") in the amount of the Loan, issued by the Title Insurer to Lender, insuring the Deed of Trust as a valid and subsisting first mortgage lien on the Real Estate and all appurtenant easements as required by Lender, to the extent of the Loan, subject only to the Permitted Exceptions. If required by Lender, and provided the same may be included in loan policies of title insurance in the jurisdiction in which the Project is located, the Title Policy shall (A) contain a so-called "comprehensive endorsement" satisfactory to Lender; (B) contain a mechanic's lien endorsement satisfactory to Lender; (C) specifically insure Lender that (1) no restrictions of record affecting the Real Estate have been violated, (2) the Survey is accurate and accurately depicts the same real estate as is covered by the Title Policy, and (3) the Loan does not violate any applicable usury Laws or other Laws concerning the payment of interest; and (D) contain such other endorsements or affirmative insurance as Lender may reasonably require, including endorsements or affirmative insurance with respect to contiguity, access, encroachments, lack of reversionary interests, compliance with subdivision control ordinances and subordinate matters. Borrower shall deliver to Lender a legible copy of each underlying document and instrument referred to in the Title Policy or in any preliminary title report or commitment, which underlying documents and instruments shall be obtained from the office of the recorder of deeds or other appropriate source. Appropriate provisions for reinsurance with direct access agreements shall also be obtained if required by Lender, in amounts and with other title insurance companies satisfactory to Lender. Borrower agrees to deliver to the Title Insurer such other papers, instructions and documents as the Title Insurer may require for the issuance of the Title Policy.

                           d. "As-built" plats of survey of the Land (the "Survey"), made by a registered or certified land surveyor satisfactory to Lender, in triplicate, showing the outline of the Land, all buildings, structures and other improvements thereon, and all paving, driveways, parking spaces and fences, if any, in place. The Survey shall be currently dated and shall be prepared in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992 (the "Minimum Standards"). The Survey shall bear a certificate by the surveyor substantially in the form attached hereto as Exhibit C, which certificate shall include the legal description of the Land and shall be made in favor of Lender and the Title Insurer. In addition, the certificate shall certify that the foundations of all buildings on the Land comply with all applicable set back requirements and do not violate any easements or covenants applicable to the Project. The Survey shall contain all additional items set forth in Table A to the Minimum Standards, except as otherwise approved by Lender, and shall meet the accuracy requirements for a Class "A" survey. The Survey shall also show (A) the square footage of the Land; (B) all buildings, improvements, foundations and other structures on the Land, all of which must be within the lot lines and in compliance with all restrictions of record or ordinances relating to the location thereof; (C) that there are no encroachments by improvements located on adjoining property onto the Land or by buildings, improvements, foundations or other structures on the Land onto adjoining property; (D) that there is adequate means of access between the Project and public highways; (E) the number of the parking spaces at the Project; (F) the flood area designation of the Land shown on the official maps of the Secretary of Housing and Urban Development;
         (G) whether any portion of the Land lies within a federally designated wetlands protection area as determined by the maps of the Army Corps of Engineers; and (H) such additional information as may be required by Lender or the Title Insurer.

                           e. Property and casualty insurance coverages as required by this Section 6.1.3(e), such coverage to be evidenced by certificates of insurance, together with evidence that the premiums for such policies have been paid current. Such insurance policies shall insure the Project for 100% of its full replacement cost (or such sublimits as may be acceptable to Lender) in so-called "all-risk" form and with coverage for floods, earthquakes and such other hazards (including "collapse" and "explosion") as Lender may require and which are then routinely being required for first-class commercial office projects in Santa Clara County, California, with sublimits for floods and earthquakes as agreed with the Lender but not less than the least of the Loan balance or the replacement cost of the buildings. Such insurance policies shall contain replacement cost and agreed amount endorsements (with no reduction for depreciation), an endorsement providing Building Ordinance Coverages and an endorsement covering the costs of demolition and increased costs of construction due to the enforcement of building codes or ordinances. Borrower shall also furnish insurance providing boiler and machinery comprehensive coverage for all mechanical and electrical equipment at the Project insuring against breakdown or explosion of such equipment on a replacement cost value basis, and shall not contain any exclusions for testing procedures. The property insurance and boiler and machinery insurance required under this Section 6.1.3(e) shall include "underground hazards" coverage; "time element" coverage by which Lender shall be assured payment of all amounts due under the Note, this Agreement and the other Loan Documents; "extra expense" (i.e., soft costs) coverage; and "expediting expense" coverage. Borrower shall also furnish business interruption or loss of rental income insurance in connection with all policies covering property and boiler and machinery insurance on an actual loss sustained basis and in amounts not less than one (1) year's 100% value and endorsed to provide a 180 day extended period of indemnity. Notwithstanding any provision set forth in this Section 6.1.3(e) or in Section 6.1.3(f) to the contrary, all insurance required under this Section 6.1.3(e) and under Section 6.1.3(f) shall be with companies and in amounts and with coverage and deductibles satisfactory to Lender, and all insurance required under this Section 6.1.3(e) shall include endorsements naming Lender as loss payee, and shall have endorsed thereon the standard mortgagee or its equivalent clause in favor of Lender. All companies issuing policies required under this
         Section 6.1.3(e) and under Section 6.1.3(f) shall have a current Best Insurance Reports rating of "A- X" or better and shall be licensed to do business in the State of California. All policies required under this Section 6.1.3(e) and under Section 6.1.3(f) shall provide that (y) the insurance evidenced thereby shall not be cancelled or modified without, in the case of non-payment of premiums, at least ten (10) days' prior written notice from the insurance carrier to Lender, or, in any other circumstance, at least sixty (60) days' prior written notice from the insurance carrier to Lender, and (z) no act or thing done by Borrower, Cadence, Seeley, or any Affiliate of any of them shall invalidate the policy as against Lender. Borrower shall deliver renewal certificates of all policies of insurance required under this Section 6.1.3(e) and under Section 6.1.3(f), together with written evidence that the premiums are paid current, at least ten (10) days prior to the expiration of the then current policy.

                           f. Liability and worker's compensation insurance as required by this Section 6.1.3(f), such coverage to be evidenced by original or certified copies of insurance policies, or binders for such insurance, together with evidence that the premiums for such policies have been paid current. Such insurance shall provide for (A) commercial general liability (including contractual liability) covering the Project and Borrower's operations in an amount not less than $1,000,000 per occurrence and than

         $2,000,000 in the aggregate; (B) commercial automobile liability with a limit not less than $1,000,000 combined single limit and be endorsed to cover owned, hired and non-owned automobiles; and (C) worker's compensation insurance covering all of Borrower's employees and other employees situated at the Project in accordance with the statutory requirements of the State of California and including an endorsement for employer's liability coverage. Borrower shall also furnish umbrella liability coverage in excess of the foregoing liability coverage with a limit of not less than $50,000,000 or such higher limits as Lender may require and which are then being routinely required for first-class commercial office projects comparable to the Project in the City of San Jose, California. The commercial general liability and automobile policies and umbrella liability policy shall name Lender as an additional insured. Such policies shall also contain a so-called "products-completed operations endorsement." If any part of the Project is now or hereafter used for the sale or dispensing of beer, wine or any other alcoholic beverages, so called "Dram Shop" or "Liquor Law Liability" insurance against claims or liability arising directly or indirectly to persons or property on account of such sale or dispensing of beer, wine or other alcoholic beverages shall also be furnished, including in such coverage loss of means of support, all in amounts as may be required by law or as the Lender may specify. Special coverages must also be furnished for other operations of Borrower or any tenants at the Project, if applicable, including garage operations, asbestos removal and any other operation as may be designated by Lender from time to time. All such special coverages shall name Lender as an additional insured.

                           g. The following opinions of counsel and Borrower and Cadence hereby direct their respective attorneys to deliver to Lender the following opinions: (A) opinions from counsel to Borrower and Cadence satisfactory to Lender, and generally in the form attached hereto as Exhibit D, and (B) such other opinions as Lender may reasonably require.

                           h. A copy of the Cadence Leases, together with all amendments thereto, certified as being in full force and effect, and true, correct and complete by Borrower. The Cadence Leases shall (A) be non-cancelable Leases with terms expiring no earlier than the Maturity Date; (B) provide for Cadence to pay all expenses thereunder; and (C) provide for minimum aggregate Net Rent ("Minimum Net Rent") during the Term in amounts not less than the following:

                           Year                               Minimum Net Rent
                            1                                   $3,500,000
                            2                                   $3,500,000
                            3                                   $3,000,000
                            4                                   $3,090,000
                            5                                   $3,182,700
                            6                                   $3,278,181
                            7                                   $3,376,526
                            8                                   $3,477,822
                            9                                   $3,582,157
                            10                                  $3,689,622; and


         (D) contain provisions whereby aggregate Net Rent payable thereunder shall increase automatically monthly, in arrears, in proportion to any increase in the Applicable Rate, so that at all times during the Term the Debt Service Coverage Ratio shall be not less than 1.05. If the Applicable Rate decreases following any such increase in Net Rent, Net Rent may decrease in proportion to the decrease in the Applicable Rate; provided, however, at no time shall the annual aggregate Net Rent payable under the Leases be less than the Minimum Net Rent.

                           i. A copy of any management agreement and any brokerage agreement relating to the Project, and, if not terminable on sixty (60) days' notice, a statement as to any commissions payable upon the happening of certain stated events, all of which shall be approved by Lender.

                           j. Copies of all existing soil test reports relating to the Project that are available to Borrower.

                           k. The Environmental Report and copies of all existing environmental reports and phase I surveys relating to the Project that are available to Borrower.

                           l. The Engineering Report.

                           m. Evidence satisfactory to Lender that the Project is benefited by such easements or other rights as may be necessary for vehicular and pedestrian ingress and egress, the maintenance of utilities, parking and other site improvements and the operation of the Project, including any reciprocal easement and/or operating agreement for the Project. Such evidence may include information shown on the survey and endorsements to the Title Policy.

                           n. Current tax lien, bankruptcy and judgment searches against Borrower, Cadence and Seeley. Current searches of all Uniform Commercial Code financing statements filed with such offices as Lender's counsel designates, with respect to Borrower, Cadence and Seeley, respectively, as debtor, which searches shall show that no Uniform Commercial Code financing statements are filed or recorded against any of Borrower, Cadence and Seeley or in which the collateral is described as personal property or fixtures constituting a part of, or used in connection with, the Project.

                           o. A copy of the most recent annual financial statement of Cadence, which financial statement shall have been certified by the chief financial officer, chief accounting officer or partner of Cadence as being true, complete and correct, prepared in accordance with GAAP, consistently applied, and fully disclosing any and all contingent liabilities.

                           p. The Plans and Specifications.

                           q. An Appraisal of the Project prepared by the Appraiser, or other evidence satisfactory to Lender, demonstrating to Lender's satisfaction that the Loan to Value Ratio does not exceed eighty percent (80%).

                           r. With respect to the assignments described in
         Section 4.2.3, Section 4.2.6 and Section 4.2.7, Borrower shall have delivered to Lender advance consents to such assignments from such third parties as Lender may require, and all other parties as Lender may reasonably designate.

                           s. Such other evidence, documents and instruments as may be required under this Agreement or as Lender may reasonably require.

                 7.       LENDER'S OBLIGATION TO DISBURSE PROCEEDS OF THE LOAN

  7.1 Closing. Upon Borrower's compliance with and satisfaction of all conditions precedent to the Closing, Lender shall disburse the Loan proceeds to Borrower.

  7.2 Disbursements Into An Escrow. If the Loan Proceeds are disbursed into an escrow by Lender, the Loan Proceeds shall be considered to be disbursed to Borrower from the date of deposit into the escrow, and interest shall accrue on the Loan Proceeds from and after that date.

                 8.       BORROWER'S AGREEMENTS

  8.1 Borrower's Agreements;. Borrower further covenants and agrees to and with Lender as followsLender as follows:

         8.1.1 Compliance with Conditions Precedent. All conditions precedent to the disbursement of the Loan proceeds will be complied with or waived by Lender so that the Loan will be ready to be closed on or prior to the Closing Date.

                  8.1.2 Compliance with Requirements of Governmental Authorities. At all times after the Closing Date, Borrower will comply in all material respects with, and will cause the Project to in all material respects be in compliance with, all applicable Laws and requirements of Governmental Authorities, including all requirements and conditions set forth in all permits, licenses and other approvals which have been obtained or are required to be obtained from Governmental Authorities for the operation, use or occupancy of the Project.

                  8.1.3. Inspection by Lender. Borrower will cooperate, and will cause all lessees and any managing agent to cooperate, with Lender in arranging for inspections, from time to time, of the Project by Lender and its agents and representatives at any time during normal business hours following reasonable notice, except in the case of an emergency when no notice shall be required.

                  8.1.4 Mechanics' Liens and Contest Thereof. Borrower will not suffer or permit any mechanics' lien or claim to be filed or otherwise asserted against the Project, and will promptly discharge the same, or cause the same to be discharged, by payment, bonding or otherwise. Without limiting the generality of the foregoing, Borrower may contest such lien or claim in good faith and by bona fide proceedings; provided, however, in the event Borrower contests any such mechanics' lien or claim, Borrower shall maintain reserves adequate to pay all contested liabilities in accordance with prudent business practices, which reserves shall not be less than 150% of the amount of the contested liabilities.

                  8.1.5 Renewal of Insurance. Throughout the term of the Loan, Borrower shall maintain in full force and effect all insurance which Borrower is required to furnish to Lender pursuant to Section 6.1.3(e) and Section 6.1.3(f). Borrower shall timely pay, or cause to be paid, all premiums on all insurance policies required under this Agreement from time to time. When and as additional insurance is required from time to time during the term of the Loan and when and as any policies of insurance may expire, Borrower shall furnish, or cause to be furnished, to Lender, with the premiums therefor prepaid, additional and renewal insurance policies in companies, coverage and amounts satisfactory to Lender, all in accordance with Section 6.1.3(e) and Section 6.1.3(f). Without limiting the foregoing, not less than ten (10) days prior to the expiration, termination or cancellation of any insurance policy which Borrower is required to maintain hereunder or under any other Loan Document, Borrower shall obtain a replacement policy, which shall be effective no later than the date of the expiration, termination or cancellation of the previous policy, and shall deliver to Lender either the original replacement policy or certified copies and endorsements in respect of such policy in the same form and containing the same information as required to be delivered by Borrower pursuant to Section 6.1.3(e) or Section 6.1.3(f) hereof. Notwithstanding this Section 8.1.5, in the event of Borrower's failure to maintain insurance as required under this Agreement or any of the other Loan Documents, Lender shall have the right (but not the obligation), if such failure shall continue after five (5) Business Days' written notice to Borrower, to place and maintain the insurance required to be placed and maintained by Borrower hereunder and treat the amounts expended therefor as additional indebtedness evidenced by the Note (even if the total amount of such indebtedness would then exceed the face amount of the Note), payable on demand and secured by the Deed of Trust and other Loan Documents.

                  8.1.6 Payment of Taxes. Borrower shall pay, or cause to be paid, all general and special taxes, real estate taxes, assessments and charges, sales and excise taxes, any tax that is due or becomes due in respect of the issuance of the Note or the recording of the Deed of Trust, and any other taxes that materially adversely affect the Project or the ability of Borrower, Cadence or Seeley to discharge their respective obligations under the Loan Documents before the same become delinquent, and shall, upon request, furnish to Lender copies of the receipts therefor; provided, however, that Borrower shall have the right to pay any such tax under protest, or to otherwise contest any such tax or assessment or charge, but only if (i) such contest has the effect of preventing the collection of such taxes so contested (if applicable law permits such contest to be conducted prior to the payment in full of the disputed tax or assessment) and also preventing the sale or forfeiture of the Project or any part thereof or any interest therein, (ii) Borrower has notified Lender in writing in advance of its intent to contest such taxes, and (iii) Borrower either (A) has deposited security in form and amount reasonably satisfactory to Lender, in its judgment, and increases the amount of such security so deposited promptly after Lender's request therefor, or (B) shall maintain reserves adequate to pay all contested taxes in accordance with prudent business practices, which reserves shall not be less than 150% of the amount of the contested taxes. If Borrower fails to commence such contest or, having commenced to contest the same, and having deposited such security required by Lender for its full amount, or having reserved an amount not less than 150% of the amount of the contested taxes, shall thereafter fail to prosecute such contest in good faith or with due diligence, or, upon adverse conclusion of any such contest, shall fail to pay such tax, assessment or charge, Lender may, at its election (but shall not be obligated to), if such failure shall continue after five (5) Business Days' written notice to Borrower, pay and discharge any such tax, assessment or charge, and any interest or penalty thereon, and any amounts so expended by Lender shall be deemed to constitute additional indebtedness evidenced by the Note (even if the total amount of such indebtedness would then exceed the face amount of the Note), payable on demand and secured by the Deed of Trust and other Loan Documents.

                  8.1.7 Personal Property. (i) All of Borrower's respective personal property, fixtures, furnishings, furniture, attachments and equipment located on or used in connection with the Project (other than that which is owned by the lessee leasing space in the Buildings), shall generally remain at the Project and shall also be kept free and clear of all chattel mortgages, conditional vendor's liens and all other liens, encumbrances and security interests of any kind whatever, (ii) Borrower will be the absolute owner of said personal property, fixtures, attachments and equipment and (iii) Borrower shall, from time to time on demand by Lender, furnish Lender with evidence of such ownership satisfactory to Lender, including searches of applicable public records.

                  8.1.8 Proceedings to Enjoin or Prevent Operation of the Project. If any action, suit or proceeding is filed or otherwise commenced seeking to enjoin or otherwise prevent or declare unlawful the operation, use or occupancy of the Project or any portion thereof, or if any other action, suit or proceeding of the nature described in Section 3.1.11 is filed or otherwise commenced, Borrower shall give immediate notice thereof to Lender, and, at its sole expense (i) cause such proceedings to be vigorously contested in good faith and (ii) in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom. Without limiting the generality of the foregoing, Borrower shall resist the entry or seek the stay of any temporary or permanent injunction that may be entered and use its best efforts to bring about a favorable and speedy disposition of all such proceedings, as well as any other proceedings of the nature described in Section 3.1.11 above.

                  8.1.9 Lender's Attorneys' Fees and Expenses. In case of any default under this Agreement or any of the other Loan Documents, Borrower (in addition to Lender's attorneys' fees and expenses to be paid by Borrower under
Section 5.1) shall pay all of Lender's attorneys' fees and expenses in connection with the enforcement of this Agreement and the other Loan Documents and with the collection of all amounts payable hereunder and thereunder. In addition to, and without limiting the generality of the foregoing, if at any time hereafter prior to repayment of the Loan in full, Lender employs counsel for advice or other representation (whether or not any suit has been, or shall thereafter be, filed and whether or not other legal proceedings have been, or shall thereafter be, instituted, whether or not Lender shall be a party thereto) with respect to the Loan, the Project or any part thereof, this Agreement or any of the other Loan Documents, or to protect, collect, lease, sell, take possession of, foreclose upon or liquidate any portion of the Project, or to attempt to enforce any security interest or lien in the Project, or to enforce any rights of Lender or any of Borrower's obligations hereunder or under any of the other Loan Documents, or any obligations of any other person, firm or corporation (including Cadence or Seeley) which may be obligated to Lender by virtue of this Agreement or any other agreement, instrument or document heretofore or hereafter delivered to Lender by or for the benefit of Borrower, then, in any such event, all of the attorneys' fees and expenses arising from such services, and all expenses, costs and charges relating thereto, shall be paid by Borrower on demand and, if Borrower fails to pay such fees, costs and expenses, payment thereof by Lender shall be deemed to constitute additional indebtedness evidenced by the Note (even if the total amount of such indebtedness would then exceed the face amount of the Note), payable on demand and secured by the Deed of Trust and other Loan Documents.

                  8.1.10 Lender's Action for its Own Protection Only. The authority herein conferred upon Lender, and any action taken by Lender, to inspect the Project and to approve leases and all other documents and instruments submitted to Lender, will be exercised and taken by Lender and by Lender's employees, agents and representatives for their own protection only and may not be relied upon by Borrower or any other party for any purposes whatever; and neither Lender nor Lender's employees, agents and representatives shall be deemed to have assumed any responsibility to Borrower or any other party with respect to any such action herein authorized or taken by Lender or Lender's employees, agents and representatives. Any review, investigation or inspection conducted by Lender, any architectural, engineering or other consultants retained by Lender or any agent or representative of Lender in order to verify independently Borrower's satisfaction of any conditions precedent to the disbursement of Loan proceeds under this Agreement, Borrower's performance of any of the other covenants, agreements and obligations of Borrower under this Agreement, or the validity of any representations and warranties made by Borrower hereunder (regardless of whether or not the party conducting such review, investigation or inspection should have discovered that any of such conditions precedent were not satisfied or that any such covenants, agreements or obligations were not performed or that any such representations or warranties were not true), shall not affect (or constitute a waiver by Lender of) (i) any of Borrower's representations and warranties under this Agreement or Lender's reliance thereon or (ii) Lender's reliance upon any certifications of Borrower, or any other party required under this Agreement, or any other facts, information or reports furnished to Lender by Borrower or any other party.

                  8.1.11 Furnishing Information. Borrower shall deliver or cause to be delivered to Lender quarterly unaudited financial statements (which shall include operating statements for the Project) for Borrower as soon as available, but in no event later than sixty (60) days after the close of each fiscal quarter. Borrower shall deliver or cause to be delivered to Lender audited annual financial statements for Borrower, Cadence and Seeley as soon as available, but in no event later than one hundred and twenty (120) days after the close of their respective fiscal years. All financial statements shall be prepared in accordance with GAAP, and shall fully disclose all contingent liabilities. The quarterly unaudited financial statements of Borrower shall be certified as true, complete and correct by an authorized financial or accounting officer of Seeley. The annual statements of Borrower, Cadence and Seeley shall be certified by Arthur Andersen & Co. or another nationally recognized certified public accountant reasonably acceptable to Lender, as fairly presenting the financial condition of the entity to which they relate. Additionally, Borrower will:

                           a. promptly supply Lender with such information concerning Borrower, Cadence and Seeley relating to the operation of the Project as Lender may reasonably request from time to time hereafter, including information reasonably requested by Lender to verify calculation of Gross Revenues, Operating Expenses, and Monthly Excess Cash Flow by Borrower;

                           b. promptly notify Lender of any condition or event which constitutes (or which upon the giving of notice or lapse of time, or both, would constitute) a breach, Default, or Event of Default of any term, covenant, condition, warranty, representation or provision of this Agreement or of any of the other Loan Documents, including any event or circumstance which causes any information which has previously been provided by it to Lender to include an untrue statement of material fact or to omit to state any material fact or any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and, in such event, Borrower, Cadence, and/or Seeley (as may be appropriate) shall promptly furnish to Lender updated or revised information which will correct such untrue statement or include such omitted fact;

                           c. at any time during regular business hours following reasonable notice, permit Lender and any of its agents or representatives to have access to and examine the Project and all of the books and records regarding the operation of the Project, and permit Lender to copy and make abstracts from any and all of such books and records;

                           d. promptly notify Lender of the institution of any
action, suit or proceeding involving the Project, Borrower; and

                           e. promptly furnish to Lender copies of all other information concerning the Borrower, the Project, Cadence, and/or Seeley (but in the case of Cadence and/or Seeley, only to the extent related to the Borrower or the Project) as is reasonably requested from time to time by Lender.

                  8.1.12 Documents of Further Assurance. From time to time, Borrower shall execute, deliver, record and furnish such documents as may be reasonably necessary or desirable to (i) perfect and maintain perfected as valid liens upon the Project, the liens granted by Borrower to Lender under the Deed of Trust and the collateral assignments and other security interests under the other Loan Documents as contemplated by this Agreement, (ii) correct any errors of a typographical nature or inconsistencies which may be contained in any of the Loan Documents and (iii) consummate fully the transaction contemplated under this Agreement.

                  8.1.13 Furnishing Reports. Borrower shall provide to Lender, promptly after Borrower's receipt thereof, copies of all inspections, reports, test results and other information received by Borrower from time to time from its employees, agents, representatives, architects, engineers and any other parties involved in the operation of the Project, which in any way relate to the Project or any part thereof.

                  8.1.14 Operation of Project. As long as any portion of the Loan remains outstanding, the Project shall be operated as a first-class commercial office project. Borrower shall fully and faithfully perform all of its covenants, agreements and obligations under any Leases of space in the Project.

                  8.1.15 Leasing. Borrower shall not enter into any Lease of all or any portion of the Project or materially modify or amend, waive any provision of, terminate or cancel any Lease of space in the Project, or approve any sublease which under the terms of the underlying Lease must be approved by Borrower, except in the ordinary course of business, without, in each instance, the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed. All tenants under Leases shall be required, at Lender's election, to execute estoppel certificates (stating, among other things, that there are no rights of set-off, defenses, counterclaims or disputes under the applicable Lease and that such Lease is in full force and effect) and subordination, non-disturbance and attornment agreements in form and substance reasonably satisfactory to Lender. All Leases and guarantees of Leases, including the Cadence Leases, shall be assigned to the Lender (together with security deposits) as additional security for the Loan. Upon Lender's request, Borrower shall promptly deliver to Lender originals or true certified copies of all Leases.

                  8.1.16 Management Agents' and Brokers' Contracts. Borrower shall not enter into, or modify, amend or waive any material provision of, or terminate or cancel, any management contracts for the Project, without, in each instance, the prior written approval of Lender which approval shall not be unreasonably withheld or delayed.

                  8.1.17 Furnishing Notices. Borrower shall deliver to Lender a copy of any notice received or given by Borrower (or its agents or representatives) regarding a material breach under any Lease within three (3) Business Days after such notice is given or received. Borrower shall also provide Lender with copies of all material notices pertaining to the Project or any part thereof received by Borrower (or its agents or representatives) from any Governmental Authority or from any insurance company providing insurance on any portion of, or any interest in, the Project within three (3) Business Days after such notice is received.

                  8.1.18 Correction of Defects. Within five (5) days after Borrower acquires knowledge of or receives notice of a defect in the Project that presents a material adverse threat to public health or safety, or that materially adversely affects the Project or the ability of Borrower, Cadence or Seeley to discharge their respective obligations under the Loan Documents before the same become delinquent, Borrower shall proceed with diligence to correct such defect. Borrower shall complete such correction within thirty (30) days after Borrower acquires such knowledge or is given such notice, or, if such correction cannot be completed within thirty (30) days, such additional period of time as it shall take with diligence to complete such corrections. Upon Borrower acquiring knowledge of such defect (other than as a result of written notice to Borrower from Lender), Borrower shall promptly advise Lender in writing of such matter and the measures being taken to make such corrections along with an estimate of the time of completion.

                  8.1.19 No Additional Debt. Borrower shall not, without the prior written consent of Lender, which consent may be withheld in Lender's reasonable discretion, create, incur, assume or suffer to exist any Debt, whether personal or nonrecourse, secured or unsecured, subordinate or otherwise, that would materially adversely affect the ability of Borrower to discharge its obligations under the Loan Documents to which it is a party.

                  8.1.20 Indemnification. Borrower agrees to indemnify and hold harmless Lender and each of its Affiliates and each director, officer, employee, attorney, assignee, participants or agent of any of the foregoing persons (each such Person, an "Indemnified Person") from any losses, claims, costs, damages, expenses or liabilities (or actions, suits or proceedings, including any inquiry or investigation, with respect thereto) (collectively, "Claims") to which any Indemnified Person may become subject, insofar as such Claims arise out of, in any way relate to, or result from, this Agreement or any other Loan Document or any of the transactions contemplated hereby and thereby and to reimburse upon demand each Indemnified Person for any and all reasonable legal and other expenses incurred in connection with investigating, preparing to defend or defending any such Claim; provided, however, that:

                           (a) Excluded Claims. Borrower shall not have any obligation (i) to any Indemnified Person to the extent of any Claim made or prosecuted against such Indemnified Person by Borrower, or (ii) to any Indemnified Person for any Claim based on or arising from the gross negligence or willful misconduct of such Indemnified Person;

                           (b) Notice. Borrower shall be given prompt notice of the commencement of any action or proceeding on any Claim and of any overt written threat of litigation on any Claim, but the failure to receive such notice shall not relieve Borrower from any of its obligations under this Section 8.1.20, except to the extent Borrower has been actually damaged thereby;

                           (c) Selection of Counsel. Borrower shall have the right, with the consent of the Indemnified Person (which shall not unreasonably be withheld), to select a firm of attorneys as legal counsel to defend any Claim, and Borrower shall pay the fees, expenses and disbursements of such counsel and any special or local counsel; and if the Indemnified Person or such legal counsel determines in good faith that representing such Indemnified Person would or could result in a conflict of interest, or that a defense, crossclaim or counterclaim is available to such Indemnified Person that is not available to any other Person represented by such legal counsel in the same proceeding, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense, crossclaim or counterclaim, such Indemnified Person shall be entitled to separate representation, at Borrower's expense, by legal counsel selected by such Indemnified Person and reasonably acceptable to Borrower, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel;

                           (d) Separate Counsel. Each Indemnified Person shall have the right to be represented by counsel of its own choosing (i) at Borrower's expense whenever any Event of Default is continuing, except that the Borrower shall be obligated under this Section 8.1.20 only to pay the reasonable fees and expenses of one firm of attorneys chosen by Lender to represent its interests and the other Indemnified Person as a group, (ii) when such Indemnified Person is entitled to separate representation at Borrower's expense as set forth in Section 8.1.20(c), and (iii) at any time and under any circumstances at such Indemnified Person's expense; and Borrower and the attorneys selected by Borrower shall cooperate in all reasonable respects with such counsel; and

                           (e) Settlement. Borrower shall be entitled to settle any Claim, at Borrower's sole cost and expense, without the consent of the Indemnified Person if (i) no Event of Default under the Loan is continuing, (ii) the settlement does not and will not, under any circumstances, impose any present or future payment or performance obligation upon the Indemnified Person, and (iii) the settlement includes the giving by the claimant to the Indemnified Person of an unconditional and irrevocable release from all liability in respect of such Claim; and otherwise only upon the prior written consent of the Indemnified Person, which shall not unreasonably be withheld.

                  8.1.21 Insurance Reporting Requirements. Borrower shall promptly notify its insurance carrier or agent therefor (with a copy of such notification being provided to Lender) if there is any (i) occurrence which, under the terms of any insurance policy then in effect with respect to the Project, requires such notification, (ii) increase in any hazard theretofore anticipated, or any new or otherwise unanticipated hazard at, or relating to the Project or (iii) Transfer of ownership.

                  8.1.22 Partnership Agreement. Except as otherwise permitted herein, without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed, Borrower shall not permit or suffer any material amendment or modification of partnership agreement, or suffer the admission of any new partner.

                  8.1.23 Lost Note. If the Note is mutilated, destroyed, lost, or stolen, Borrower shall promptly deliver to Lender, in substitution therefor, a new promissory note containing the same terms and conditions as the Note with a notation thereon (i) of the unpaid principal and accrued and unpaid interest and (ii) stating that such promissory note is a duplicate original of the Note, intended to replace the Note. If Borrower executes a replacement promissory note at Lender's request, Lender will indemnify and hold Borrower harmless from any claims made under the original Note.

                  8.1.24 Hazardous Material. Except for Routine Uses (but only to the extent such materials are properly contained, labeled and used in accordance with all applicable Laws), Borrower shall (i) keep, and shall cause all tenants, subtenants and managers to keep, the Project free of all Hazardous Material, (ii) comply in all material respects, and shall cause Cadence, its Affiliates, and all tenants, subtenants and managers to comply in all material respects, with all Environmental Laws, (iii) pay promptly when due such costs of removal or remediation of any Hazardous Material in, over, on or under, or emanating from, the Project as shall be required by any Governmental Authority with jurisdiction over the Project, except that Borrower may, at its sole cost and expense, in good faith and by appropriate proceedings, contest the recovery of such costs by any Governmental Authority, (iv) keep the Project free of any lien imposed pursuant to such Environmental Laws and (v) complete the remedial actions required by any Governmental Authority with jurisdiction over the Project within the time periods required, and if no time periods have been required, within a reasonable period of time not to exceed any time period required by Law (collectively, "Remedial Actions").

                  Without limiting the generality of the foregoing:

                           a. Borrower shall not release or dispose of, or allow the release or disposal of, any Hazardous Material at or from the Project. At Lender's reasonable request, Borrower shall conduct an environmental audit of the Project at Borrower's sole cost and expense; provided, however, so long as no Event of Default remains uncured, Borrower shall not be required to bear the cost and expense of more than one such environmental audit per calendar year. Borrower shall cooperate in the conduct of all such environmental audits and shall cause any tenants to, give Lender and its agents and its employees access to the Project to conduct such audits.

                           b. Borrower shall promptly advise Lender in writing upon Borrower's notice of the following:

                                    (1) any enforcement, cleanup, removal or
                  other governmental or regulatory action at or relating to the Project instituted pursuant to any applicable Environmental Laws;

                                    (2) any claim or threatened claim of which
                  Borrower has knowledge made by any third party against Borrower or the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any violation or claimed violation of any Environmental Laws at or relating to the Project (the matters set forth in clauses (1) and (2) are hereinafter referred to as "Hazardous Materials Claims"); and

                                    (3) Borrower's discovery of any occurrence
                  or condition on any real property adjoining or in the vicinity of the Project that would be reasonably likely to result in the Project, or any part thereof, being subject to the imposition of any lien or encumbrance, any restrictions on the ownership, occupancy, transferability or use of the Project under any applicable Environmental Laws.

                           c. Lender shall have the right (but shall not be obligated) to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have all attorneys' fees and disbursements and all other expenses reasonably incurred by Lender in connection therewith paid by Borrower.

                  8.1.25 Appraisals. If required by FIRREA, any other applicable Law, or any Governmental Authority, Lender shall be entitled to obtain, at Borrower's expense but no more frequently than once in any twelve (12) month period, an update of the Appraisal or a new appraisal complying in form and substance with the requirements of the Appraisal and FIRREA. Such update of the Appraisal or new appraisal shall be performed for, and certified to, Lender by the Appraiser, in conformity with the requirements of FIRREA and on a basis and using a methodology satisfactory to Lender. Lender shall have the option of requesting Borrower to provide the update of the Appraisal or a new appraisal, or of ordering the same directly.

                  8.1.26 Access to the Project and Right to Cure Defaults Under Leases and Easement Agreements. So long as Borrower is in default under the terms of any Lease, including the Cadence Leases, Lender shall have the right (but not the obligation) to cure or cause the cure of such default five (5) calendar days' after notice to Borrower has been received or deemed received, and, if in order to effect such cure, Lender must enter upon and/or take possession of the Project, or any portion thereof, Lender may, and Borrower hereby grants Lender the right to, enter in and upon and take exclusive possession of the Project, or such portion thereof, for the purpose of curing such default. Any costs incurred by Lender in curing such default shall be deemed to constitute additional indebtedness evidenced by the Note (even if the total amount of such indebtedness would then exceed the face amount of the
Note), payable on demand and secured by the Deed of Trust and other Loan Documents. Borrower shall not enter into, modify, amend, waive any material provision of, terminate or cancel any agreements containing appurtenant easements relating to the Project, and Borrower shall fully and faithfully perform all of its covenants, agreements and obligations under such documents.

                  8.1.27 Payments to Affiliates; Prohibition Against Cash Distributions; Application of Cash Flow. Borrower shall not pay any Affiliate (nor any affiliates of any such persons or entities) any overhead fees, leasing fees, management fees, marketing fees, consulting fees (or any fees similar to the foregoing) during the term of the Loan, except to the extent such fees do not exceed the amount that would have been paid to non-affiliated parties for the same services in an arms-length transaction. Borrower shall apply all cash flow from the Project to pay the following items in the order of priority listed to the extent necessary to pay such items: (i) Operating Expenses, including amounts due to Lender pursuant to the Loan Documents (other than interest due on the Loan), but only to the extent such amounts are reasonable and customary, and
(ii) interest due on the Loan, any Amortization Payments, and any other payments to Lender on account of the Loan paid during such month. All cash flow from the Project in excess of what is required to pay the items set forth in clauses (i) and (ii) above, as and when such items are due, may be distributed by Borrower to its constituent partners on a current basis.

                  8.1.28 Single Purpose Entity. Borrower shall engage solely in the business of operating the Project, and shall not acquire any material assets or properties except in connection with the operation of such business on the Project.

                  8.1.29 Use of Loan Proceeds. Borrower shall not use or permit any Loan proceeds to be used for the purpose of purchasing or carrying any stock other than the stock of Cadence Design Systems, Inc., or margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                  8.1.30 ERISA. Each of Borrower, Cadence and Seeley covenants that it will not perform any act (including, but not limited to, the exercise or failure to exercise any rights it may have under any Loan Document or with respect to any other assets it holds) which would cause the making of the Loan, the holding of the Loan or the exercise of any of its or Lender's rights under this Agreement or any other Loan Document to constitute a Prohibited Transaction. If the Loan becomes a Prohibited Transaction, Lender, and each of Cadence,

Seeley and Borrower agree to cooperate to mitigate any liability or exposure to liability of Lender including, without limitation, by applying for, at Borrower's sole expense, a Prohibited Transaction exemption from the Department of Labor for any act or failure to act on the part of Borrower, Cadence or Seeley, or to cause a reversal of the Loan transaction.

                  8.1.31 Control and Ownership of Seeley. At all times during the Term of the Loan, Cadence shall maintain one-hundred percent (100%) ownership and Control of Seeley (or other wholly owned Affiliate of Cadence approved by Lender, which approval shall not be unreasonably withheld or delayed).

                                       9.       CASUALTIES

         9.1 Lender's Election to Apply Insurance Proceeds on Indebtedness. Borrower shall give prompt written notice to Lender of any fire or other casualty at the Project. In the event of any loss or damage to the Project due to fire or other casualty, Lender shall have the right, but not the obligation, to settle insurance claims in amounts in excess of $500,000; if Lender elects not to settle any such claim, Borrower shall settle such claim; provided, however, any settlement reached by Borrower shall be subject to Lender's prior written approval, which approval shall not be unreasonably withheld or delayed. Borrower shall have the right to settle claims of $500,000 or less. Notwithstanding the foregoing provisions of this Section 9.1 to the contrary, Lender shall have the right to settle such claim that Borrower has not settled within ninety (90) days after the date of the related loss, unless Borrower in good faith and with due diligence has been and is pursuing from the date of the loss an investigation or settlement of such claim. Provided that (a) no default exists hereunder or under any other Loan Document at the time any insurance proceeds are to be disbursed; (b) in Lender's reasonable judgment, the construction, repairs and renovations can be completed six (6) months prior to the Maturity Date; and (c) Borrower complies with the conditions set forth in
Section 9.2(a) and (b), Borrower shall be entitled to use the insurance proceeds to rebuild the Project. In all other cases, Lender shall have the right (but not the obligation) to collect, retain and apply to the indebtedness of Borrower under this Agreement and the other Loan Documents all insurance proceeds (after deduction of all expenses of collection and settlement, including attorneys' fees and disbursements and adjusters' fees and expenses); and, if such insurance proceeds are insufficient to pay such indebtedness in full, to declare the balance remaining unpaid on the Note, the Deed of Trust and the other Loan Documents to be due and payable forthwith and to avail itself of any of the remedies afforded thereby and hereby as in the case of any default thereunder and hereunder. Any insurance proceeds remaining after application to the indebtedness of Borrower shall be paid by Lender to Borrower or to the party then entitled thereto. Notwithstanding anything in this Section to the contrary, Lender shall not apply any proceeds of insurance to any indebtedness prior to the occurrence of an Event of Default.

         9.2 Borrower's Obligation to Rebuild; Use of Insurance Proceeds. If (a) Lender is entitled to but does not elect to apply insurance proceeds to the indebtedness, as provided under Section 9.1, or (b) under the provisions of
Section 9.1, Borrower is entitled to have the proceeds of insurance applied to restore the Project, Lender shall have the right (but not the obligation) to retain such proceeds, and after deduction of all expenses of collection and settlement incurred by Lender (including attorneys' fees and disbursements and adjusters' fees and expenses), to release and disburse the same to Borrower as Borrower Borrower's Obligation to Rebuild; Use of Insurance Proceeds.; If (a) Lender is entitled to but does not elect to apply insurance proceeds to the indebtedness, as provided under Section 9.1, or (b) under the provisions of
Section 9.1, Borrower is enti

                           a. Expeditiously repair and restore all damage resulting from such fire or other casualty, so that the Project will be completed, or repaired or restored, as the case may be, in accordance with the Plans and Specifications; and

                           b. If the proceeds of insurance are, in Lender's reasonable judgment, insufficient to complete the repair and restoration of the Project, then Borrower shall promptly deposit with Lender the amount of such deficiency.

         Any request by Borrower for a disbursement by Lender of insurance proceeds and funds deposited by Borrower pursuant to this Section 9.2 shall be subject to the performance by Borrower of such conditions as Lender may require, in its reasonable discretion, in order to adequately insure the proper rebuilding or restoration of the Project.

                                             10.      ASSIGNMENTS

         Lender's Right to Assign.;

                  10.1.1 Assignment. So long as Lender remains the lead agent with respect to the Loan, on behalf of itself and as agent for itself and the Assignees, Lender shall have the right, without the consent of Borrower, to Transfer this Agreement and any of its rights and security hereunder and under the Loan Documents, including the Note, the Deed of Trust and any of the other Loan Documents, to any other party (an "Assignee"). Borrower hereby agrees that, upon assumption of the Loan by Assignee, all of the rights and remedies of Lender in connection with the interest so assigned shall be enforceable against Borrower by an Assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment.

                  10.1.2 Participants. Lender shall have the right, without the consent of Borrower, to syndicate or sell participations to one or more other lenders (a "Participant") in or to all or a portion of its rights and obligations under the Loan and the Loan Documents.

                  10.1.3 Availability of Records; Further Assurances. Borrower acknowledges and agrees that Lender may provide to any Assignee or Participant, originals or copies of this Agreement, the Note, the Deed of Trust, any other Loan Documents and any other documents, instruments, certificates, opinions, insurance policies, letters of credit, reports, requisitions and other materials and information of every nature or description, and may communicate all oral information, at any time submitted by or on behalf of Borrower or Cadence, or received by Lender in connection with the Loan, Borrower, Cadence or any Affiliate of Borrower or Cadence, provided that prior to any such delivery or communication, such Assignees or Participants shall agree to preserve the confidentiality of any of the foregoing to the same extent that the Lender agreed to preserve such confidentiality. In order to facilitate assignments to Assignees and sales to Participants, Borrower shall execute such further documents, instruments or agreements as Lender may reasonably require. In addition, Borrower agrees to cooperate fully with Lender in the exercise of Lender's rights pursuant to this Section 10.1, including providing such information and documentation regarding Borrower, Cadence and their businesses and finances as Lender or any potential Assignee or Participant may reasonably request in connection with evaluating any proposed assignment or participation and to meet with potential Assignees or Participants.

                  10.1.4 Lender as Lead Agent. Borrower acknowledges, that Lender, as lead agent for itself and any Assignees, shall have the sole and exclusive authority to execute and perform this Agreement and each other Loan Document on behalf of itself, as Lender, and as agent for itself and the Assignees. Except as otherwise provided herein, Borrower shall have no obligation to recognize or take any action or to deal directly with any Assignee, and no Assignee shall have any right to take any action or to deal directly with Borrower with respect to the rights, benefits and obligations of Borrower under this Agreement, the other Loan Documents or any one or more documents or instruments in respect thereof. Borrower may rely conclusively on the actions of Lender as lead agent to bind Lender and the Assignees, notwithstanding that the particular action in question may, pursuant to this Agreement or any other agreement, be subject to the consent or direction of any Assignee or any Co-Agent appointed pursuant to the succeeding paragraph.

                  10.1.5 Co-Agents. Lender may, at its sole option and from time to time, appoint any Assignee or any affiliate of Lender as a co-agent ("Co-Agent"). If any Co-Agent is appointed, such Co-Agent and Lender shall allocate among themselves, as they may agree from time to time, and so exercise and perform, the rights and duties of Lender to administer the Loan, so long as Lender remains lead agent.

                  10.1.6 Successor Co-Agent. Any Co-Agent may resign as co-agent of the Assignees, at its discretion, without the consent of Borrower. Upon any such resignation of any Co-Agent, Lender may replace such Co-Agent with a successor Co-Agent. Upon the acceptance of any appointment as co-agent hereunder by a successor co-agent, such successor co-agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring co-agent, and the retiring co-agent shall be discharged from its duties and obligations under this Agreement.

                  10.1.7 Lender's Right to Re-Book the Loan. In addition to, and not in limitation of, any of Lender's rights under this Section 10.1, Lender, in its sole discretion, shall have the right, from time to time, to re-book the Loan with, or assign or transfer the Loan to, any branch of Credit Lyonnais or any other Affiliate of Credit Lyonnais, in which case such branch of Credit Lyonnais or other Affiliate of Credit Lyonnais shall, from and after the date of any such re-booking, assignment or transfer, (i) succeed to all of the rights and remedies and be subject to all of the obligations of Lender under this Agreement and the other Loan Documents and (ii) constitute the "Lender" under this Agreement and the other Loan Documents. The branch of Credit Lyonnais or the Affiliate of Credit Lyonnais designated as the "Lender" immediately prior to such re-booking, assignment or transfer shall, upon the occurrence of such re-booking, assignment or transfer, be released from its rights and obligations hereunder and under the other Loan Documents. Borrower shall execute any documents reasonably necessary or, in Lender's reasonable opinion, desirable in order to effectuate or evidence such re-booking, assignment or transfer.

         10.2 Prohibition of Assignments by Borrower. Borrower shall not assign or attempt to assign its rights under this Agreement. Except as provided in
Section 4.7, Borrower will not suffer or permit any of its interest or rights in the Project to be assigned, sold, pledged, encumbered, transferred, hypothecated or otherwise disposed of until the provisions of this Agreement have been fully complied with and the Loan and all other sums evidenced by the Note and/or secured by the Deed of Trust and the other Loan Documents, have been paid in full.

         10.3 Prohibition of Transfers in Violation of ERISA. In addition to the prohibitions set forth above in Section 10.2 and in the Deed of Trust and in the other Loan Documents, and not in limitation thereof, Borrower shall not assign, sell, pledge, encumber, transfer, hypothecate or otherwise dispose of its interest or rights in this Agreement or in the Project, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any party owning a direct or indirect interest in Borrower assign, sell, pledge, encumber, transfer, hypothecate or otherwise dispose of any of its rights or interest (direct or indirect) in Borrower, attempt to do any of the foregoing or suffer any of the foregoing, if such action would cause the Loan, or the exercise of any of Lender's rights in connection therewith, to constitute a prohibited transaction under ERISA or the Internal Revenue Code or otherwise result in Lender being deemed in violation of any applicable provision of ERISA or the Internal Revenue Code.

         10.4 Successors and Assigns. Subject to the foregoing restrictions on transfer and assignment contained in this Article 10, this Agreement shall inure to the benefit of and shall be binding on the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns.

                                                11.      EVENTS OF DEFAULT

         11.1 The occurrence of any one or more of the following shall constitute an "Event of Default," as such term is used herein:

                  11.1.1 If Borrower fails to pay the unpaid principal amount of the Loan when due, whether at the Maturity Date or upon acceleration or otherwise as provided herein and in the Note;

                  11.1.2 If Borrower fails to pay any installment of interest under the Note within three (3) Business Days from when due;

                  11.1.3 If Borrower fails to observe or perform any covenant, agreement or obligation hereunder or under the other Loan Documents involving the payment of money to Lender, other than the payment of principal or interest under the Note, and such failure shall continue for five (5) Business Days after written notice from Lender;

                  11.1.4 If Borrower fails to perform any of its non-monetary covenants, agreements and obligations under this Agreement other than those set forth in Section 8.1.24, or has otherwise breached any of the covenants, agreements and conditions of this Agreement other than those set forth in Section 8.1.24, and such failure or breach shall continue for thirty (30) days after written notice thereof from Lender; provided, however, that if such failure or breach by its nature can be cured but cannot be cured within such thirty (30) day period, then the same shall not constitute an Event of Default so long as

         Borrower commences cure within such thirty (30) day period and diligently and in good faith prosecutes such cure to completion within ninety (90) days of said written notice from Lender to Borrower;

                  11.1.5 If Borrower shall default in the performance or observance of any of its obligations under Section 8.1.24 of this Agreement, and such default shall continue after notice to Borrower and after the first to occur of (i) thirty (30) days after such notice thereof from Lender; provided, however, that if such failure or breach by its nature can be cured but cannot be cured within such thirty (30) day period, then the same shall not constitute an Event of Default so long as Borrower commences cure within such thirty (30) day period and diligently prosecutes such cure to completion, or (ii) the expiration of the cure period permitted under applicable Law;

                  11.1.6 If any of the Cadence Leases are terminated or if an event occurs which entitles Cadence to terminate any of the Cadence Leases;

                  11.1.7 If at any time or times hereafter any representation or warranty (including the representations and warranties of Borrower, Cadence and Seeley set forth in Article 3 of this Agreement), statement, report or certificate now or hereafter made or delivered by Borrower, Cadence or Seeley, or any Affiliate thereof (i) proves to have been untrue, incorrect or misleading in any material respect when made or delivered or (ii) thereafter becomes untrue, incorrect or misleading in any material respect, unless, if the representation or warranty is of a nature that can be made to be true or correct, Borrower duly notifies Lender of such fact and diligently proceeds to and does make such representation or warranty true and correct and not misleading, within any applicable grace period contained herein, or, if no grace period is provided herein, within thirty (30) days; provided, however, that nothing herein shall be deemed to extend any applicable grace period beyond the Maturity Date;

                  11.1.8 If all or substantially all of the assets of Borrower or Cadence are attached, seized, subjected to a writ of distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors, and the same is not vacated, stayed, dismissed, set aside or otherwise remedied within sixty (60) days after the occurrence thereof;

                  11.1.9 If Borrower is enjoined, restrained or in any way prevented by any court order from operating the Project, or if a notice of lien, levy or assessment is filed of record with respect to all or any part of the property of Borrower or Cadence by any Governmental Authority, which could affect the performance of the obligations of such parties hereunder or under the other Loan Documents, as the case may be, or if any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent the foregoing parties from conducting all or a substantial part of their respective business affairs, and in any of such events, the affected party shall fail to cause the same to be vacated, stayed, dismissed, set aside or remedied within thirty (30) days after the occurrence thereof;

                  11.1.10 If (i) any petition is filed by or against the Project, Borrower, Cadence or Seeley under the Federal Bankruptcy Code or any similar state or federal law, whether now or hereafter existing (and, in the case of involuntary proceedings, either failure to cause the same to be vacated, stayed or set aside within sixty (60) days after filing or the entry of an order for relief); or (ii) Borrower, Cadence or Seeley makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they become due;

                  11.1.11 If any Transfer is made in violation of Section 4.7,
         Section 10.2, or Section 10.3, or in violation of prohibitions against disposition of any interest in Borrower contained in the Deed of Trust, including, without limitation, Section 26 thereof;

                  11.1.12 If Borrower, Cadence, Seeley, or any Affiliate thereof shall fail to pay when due any Debt owed by it to Lender or is in default under any agreement with Lender and such failure or default continues after any applicable grace period specified in the instrument or agreement relating thereto;

                  11.1.13 If Cadence or Seeley repudiates any of its obligations under, or denies the validity or enforceability of all or any portion of the Environmental Indemnity;

                  11.1.14 If Cadence ceases to Control, manage, wholly own, or maintain one hundred percent (100%) ownership of Seeley (or other wholly owned Affiliate of Cadence approved by Lender, which approval shall not be unreasonably withheld or delayed); or

                  11.1.15 If a default occurs under any of the other Loan Documents and continues beyond the applicable grace period, if any, contained therein.

                                12.      LENDER'S REMEDIES IN EVENT OF DEFAULT

  12.1   Remedies Conferred Upon Lender.

                  12.1.1 Upon the occurrence of an Event of Default under clause
(i) of Section 11.1.10, the Note shall immediately and automatically become due and payable in full without notice, presentment, demand, protest or other action of any kind, all of which Borrower hereby expressly waives, and Lender shall, in addition to the foregoing and all other remedies conferred upon Lender by law and by the terms of the Note, the Deed of Trust and the other Loan Documents, have the right, but not the obligation, to pursue one or more of the remedies set forth in Section 12.1.2), concurrently or successively, it being the intent hereof that all of such remedies shall be cumulative and that no such remedy shall be to the exclusion of any other.

                  12.1.2 Upon the occurrence and during the continuance of any Event of Default, Lender shall, in addition to all other remedies conferred upon Lender by law and by the terms of the Note, the Deed of Trust and the other Loan Documents, have the right but not the obligation to pursue any one or more of the following remedies, concurrently or successively, it being the intent hereof that all such remedies shall be cumulative and that no such remedy shall be to the exclusion of any other:

                           a. Take any action which, in Lender's sole judgment, is necessary or appropriate to effect observance and performance of the covenants, agreements and obligations of Borrower under this Agreement and the other Loan Documents;

                           b. Withhold further disbursement of the proceeds of the Loan (if any);

                           c. Declare the Note to be immediately due and payable;

                           d. Use and apply any monies deposited by Borrower with Lender, regardless of the purpose for which the same was deposited, to cure any default or to apply on account of any indebtedness under this Agreement which is due and owing to Lender; and

                           e. Exercise or pursue any other right or remedy permitted under this Agreement or any of the other Loan Documents or conferred upon Lender by operation of Law.

  12.2 Non-Waiver of Remedies. No waiver of any breach or default of any provision of this Agreement or any other Loan Document shall constitute or be construed as a waiver by Lender of any subsequent or prior breach or default or of any breach or default of any other provision of this Agreement or such other Loan Document.

                                13.      GENERAL PROVISIONS

  13.1 Captions. The captions and headings of various Articles and Sections of this Agreement and Exhibits pertaining hereto are for convenience only and are not to be considered as defining or limiting in any way, the scope or intent of the provisions hereof.

  13.2 Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given and received: (a) if hand delivered, on the day so delivered to the address set forth below; (b) if mailed, on the third Business Day after the day on which it is deposited in the United States mails in the continental United States, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below;
(c) if by Federal Express or other reputable express courier service, on the next Business Day after delivery to such express courier service, addressed as set forth below; or (d) if by telecopy transmission, on the day and at the time on which delivered to such party at the address and the telecopier number set forth below; provided, if by telecopy transmission, a hardcopy is transmitted concurrently by one of the other means allowed under this section:

                  If to Borrower:

                           c/o Cadence Design Systems, Inc.
                           2655 Seely Road, Building 5, MS 5B2
                           San Jose, California  95134
                           Telephone:
                           Telecopier:
                           Attention:  Treasurer

                  with a copy to:

                           Cooley Godward Castro Huddleson & Tatum
                           One Maritime Plaza
                           20th Floor
                           San Francisco, California  94111-3580
                           Telephone:  415-693-2000
                           Telecopier:  415-951-3699
                           Attention:  Felice Liang, Esq.

                  If to Lender:

                           Credit Lyonnais New York Branch
                           Credit Lyonnais Building
                           1301 Avenue of the Americas
                           New York, New York  10019-6092
                           Telephone:   (212) 261-7000
                           Telecopier:  (212) 261-7890
                           Attention:  Real Estate Group

                  with copies to:

                           Credit Lyonnais New York Branch
                           Credit Lyonnais Building
                           1301 Avenue of the Americas
                           New York, New York 10019-6092
                           Telephone:   (212) 261-7050
                           Telecopier:  (212) 459-3187
                           Attention:  Legal Department
                  and:

                           Sonnenschein Nath & Rosenthal
                           601 South Figueroa Street
                           15th Floor
                           Los Angeles, California 90017
                           Telephone:   (213) 623-9300
                           Telecopier:  (213) 623-9924
                           Attention:  Charles R. Campbell, Jr., Esq.

                  and:

                           Sonnenschein Nath & Rosenthal
                           1221 Avenue of the Americas
                           24th Floor
                           New York, New York 10020-1089
                           Telephone:   (212) 768-6700
                           Telecopier:  (212) 391-1247
                           Attention:  Mark R. Lehrer, Esq.

or at such other address or to such other addressee as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

           13.3 Entire Agreement; Modification; Waiver. This Agreement and the other Loan Documents and instruments delivered in connection herewith constitute the entire agreement among the parties with respect to the Project and the Loan and supersede all prior agreements, written and oral, relating to the subject matter hereof. Neither Lender nor any employee of Lender has made or is authorized to make any representation or agreement upon which Borrower may rely unless such matter is made for the benefit of Borrower and is in writing signed by an authorized officer of Lender. Borrower agrees that it has not and will not rely on any custom or practice of Lender, or on any course of dealing with Lender, in connection with the Loan unless such matter is set forth in this Agreement or the other Loan Documents or in a written instrument made for the benefit of Borrower and signed by an authorized officer of Lender. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement of such modification, waiver, amendment, discharge or change is sought.

           13.4 Governing Law. THIS AGREEMENT IS A CONTRACT ENTERED INTO AND TO BE PERFORMED IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICTS) OF THE STATE OF CALIFORNIA.

           13.5 Acquiescence Not to Constitute Waiver of Lender's Requirements. Each and every covenant and condition for the benefit of Lender contained in this Agreement may be waived by Lender; provided, however, that to the extent Lender may have acquiesced in any noncompliance with any conditions, covenants or obligations of Borrower contained herein, such acquiescence shall not be deemed to constitute a waiver by Lender of the performance by Borrower of any subsequent conditions, covenants or obligations to be performed by Borrower hereunder.

           13.6 Disclaimer by Lender.

                  13.6.1 This Agreement is made for the sole benefit of Borrower and Lender (and Lender's successors and assigns and participants, if any), and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement, or by reason of any actions taken by Lender pursuant to this Agreement. Lender shall not be liable to any party for any debts or claims accruing in favor of any such party against Borrower or others or against the Project. Borrower is not and shall not be an agent of the Lender for any purposes. Except as expressly set forth in the Loan Documents, Lender is not and shall not be an agent of Borrower for any purposes. Lender, by making the Loan or any action taken pursuant to any of the Loan Documents, shall not be deemed a partner or a joint venturer with Borrower or fiduciary of Borrower.

                  13.6.2 By accepting or approving anything required to be observed, performed, fulfilled or given to Lender pursuant to the Loan Documents, including, without limitation, the Environmental Report, the Engineering Report and any certificate, statement of profit and loss or other financial statement, survey, appraisal, lease or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute
(i) a warranty or representation to anyone with respect thereto by Lender or
(ii) a waiver of any of Borrower's, Cadence's or Seeley's obligations or liabilities under this Agreement or any of the other Loan Documents with respect to any facts, matters or circumstances disclosed in any of the reports or other documents described in this Section 13.6.2.

                  13.6.3 Lender neither undertakes nor assumes any responsibility or duty to Borrower to select, review, inspect, supervise, pass judgment upon or inform Borrower of any matter in connection with the Project, and Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information to Borrower by Lender in connection with such matters is for the protection of Lender only and neither Borrower nor any third party is entitled to rely thereon.

                  13.6.4 Lender owes no duty of care to protect Borrower with respect to any matter reviewed or investigated by Lender in connection with the Loan.

                  13.6.5 Unless caused by the gross negligence or willful misconduct of Lender, Lender shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person or property arising from any activity on, or occupancy or use of, all or any portion of the Project, including any loss, claim, cause of action, liability, indebtedness, damage or injury caused by, or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements thereon or in any on-site or offsite improvement or other facility therein, thereon or relating thereto irrespective of whether or not any such defect was disclosed in any of the reports or other documents described in Section 13.6.2 above; (ii) any act or omission of Borrower, Cadence, Seeley, any Affiliate of Borrower, Cadence or Seeley or any of Borrower's agents, employees, independent contractors, licensees or invitees; (iii) any accident at the Project or any fire, flood or other casualty or hazard thereon; (iv) the failure of Borrower, any of Borrower's licensees, employees, invitees, agents, independent contractors or other representatives to maintain all or any portion of the Project in a safe condition; and (v) any nuisance made or suffered on any part of the Project.

         13.7 Right of Lender to Make Advances to Cure Borrower's Defaults. If
(i) Borrower shall fail to perform in a timely fashion any of Borrower's covenants, agreements or obligations contained in this Agreement or the other Loan Documents, or (ii) Lender determines in good faith that an emergency or other exigent circumstances exist, Lender may (but shall not be obligated to) perform any of such covenants, agreements and obligations. Any amounts expended by Lender to cure Borrower's defaults, including any amounts expended by Lender pursuant to Section 12.1.2(a), shall constitute additional indebtedness evidenced by the Note (even if the total amount of such indebtedness would then exceed the face amount of the Note), payable on demand and secured by the Deed of Trust and the other Loan Documents.

         13.8 Definitions Included in Amendment. Definitions contained in this Agreement which identify documents, including the other Loan Documents, shall be deemed to include all amendments and supplements to such documents from the date hereof, and all future amendments and supplements thereto entered into from time to time to satisfy the requirements of this Agreement or otherwise with the consent of Lender. Reference to this Agreement contained in any of the foregoing documents shall be deemed to include all amendments and supplements to this Agreement.

         13.9 Time Is of the Essence. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

         13.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         13.11 Waiver of Consequential Damages. In no event shall Lender be liable to Borrower for consequential damages, whatever the nature of a breach by Lender of its obligations under this Agreement or any of the other Loan Documents, and Borrower for itself and all of its Affiliates hereby waives all claims for consequential damages.

         13.12 Claims Against Lender. Lender shall not be in default under this Agreement, or under any other Loan Documents, unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within thirty (30) days after Borrower first had knowledge of, or reasonably should have had knowledge of, the occurrence of the event which Borrower alleges gave rise to such default and Lender does not remedy or cure the default (if any) with reasonable promptness. If it is determined in any proceedings that Lender has improperly failed to grant its consent or approval, where such consent or approval is required by this Agreement or any other Loan Document to be obtained, Borrower's sole remedy shall be to obtain declaratory relief determining such withholding to have been improper, and Borrower hereby waives, for itself and all of its Affiliates, all claims for damages or set-off against Lender resulting from any withholding of consent or approval by Lender.

         13.13 Jurisdiction: Service of Process.WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE PROJECT OR ANY OTHER LOAN DOCUMENT (EACH, A "PROCEEDING"), BORROWER AND LENDER IRREVOCABLY (A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA LOCATED IN THE COUNTY OF SANTA CLARA AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA; AND (B) WAIVE ANY OBJECTION WHICH THEY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER AND LENDER FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY CALIFORNIA STATE OR UNITED STATES COURT SITTING IN THE CITY OF SAN JOSE AND COUNTY OF SANTA CLARA MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER OR LENDER AT THEIR RESPECTIVE ADDRESSES INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; PROVIDED, HOWEVER, THAT IF DELIVERY IS REFUSED, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

         13.14 Severability. The parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Agreement is found by a court of law to be in violation of any applicable local, state, or federal law, statute, ordinance, administrative or judicial decision, or public policy, and if such courts declare such portion, provision, or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision, or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, and that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, or unenforceable portion, provision, or provisions were not contained therein, and that the rights, obligations, and interests of Borrower and Lender under the remainder of this Agreement shall continue in full force and effect.

         13.15 Waiver of Jury Trial. BORROWER AND LENDER EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         13.16 Survival of Indemnities. All indemnities of Borrower contained in this Agreement shall survive in perpetuity (or for such period as may be permitted by Law), notwithstanding the payment in full and the performance of all obligations under the Loan Documents.

         13.17 Conflicts. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any other Loan Document, the terms and conditions of this Agreement shall control.

         13.18 Confidentiality.

                  13.18.1 Lender agrees that it will not, without the prior consent of Borrower, disclose any information with respect to Borrower which is furnished to Lender pursuant to this Agreement and which Borrower has notified Lender, in writing, constitutes confidential information, except (i) to Lender's directors, officers, employees, agents and financial and legal advisors under instructions to maintain confidentiality, (ii) to any actual or prospective Assignee or Participant under Section 10, so long as such Assignee or Participant agrees to be bound by the provisions of this Section 13.18, (iii) information that is known to Lender or its directors, officers, employees or advisors prior to its disclosure by Borrower, (iv) information that has become publicly available other than by Lender's improper disclosure, (v) information that is obtained from any source other than Borrower or its Affiliates, unless Lender has actual knowledge that such source disclosed such information to it in breach of an obligation of confidentiality, and (vi) as may be required or appropriate in any proceeding to collect any amounts owing under the Note, the Loan Agreement or any other Loan Documents, or to protect or enforce any right or remedy of Lender under the Loan Documents or in defense of any claim asserted against Lender, or in any other litigation or for compliance with any applicable law or any subpoena, discovery request or other legal process, so long as Lender (if not prohibited or prevented from doing so) gives Borrower at least three (3) Business Days' prior notice thereof.

                  13.18.2 Borrower acknowledges and agrees that the terms, conditions and provisions of this Agreement, the Note, and each of the other Loan Documents, are strictly confidential. Borrower agrees that it will not, without the prior consent of Lender, disclose any of the terms, conditions and provisions of this Agreement, the Note, or any of the other Loan Documents, except (i) to Borrower's and its Affiliates' partners, directors, officers, employees, agents and financial and legal advisors under instructions to maintain confidentiality, (ii) terms, conditions and provisions that have become publicly available other than by Borrower's improper disclosure, (iii) terms, conditions and provisions that are disclosed by any source other than Borrower or its Affiliates, unless Lender has actual knowledge that such source disclosed such information to it in breach of an obligation of confidentiality, and (iv) as may be required or appropriate in any proceeding to protect or enforce any right or remedy of Borrower under the Loan Documents or in defense of any claim asserted against Borrower, or in any other litigation or for compliance with any applicable law or any subpoena, discovery request or other legal process, so long as Borrower (if not prohibited or prevented from doing so) gives Lender at least three (3) Business Days' prior notice thereof.

       Borrower and Lender have executed this Agreement as of the day and year first set forth above.

BORROWER:                           RIVER OAKS PLACE ASSOCIATES, L.P.,
                                    a California limited partnership

                                    By SEELEY PROPERTIES, INC.
                                       a California corporation
                                    Its General Partner

                                    By
                                        -------------------------------
                                    Its
                                        -------------------------------

LENDER:                             CREDIT LYONNAIS NEW YORK BRANCH,
                                    a branch of a French banking corporation

                                    By:
                                        -------------------------------
                                    Print Name:
                                               -------------------------------
                                    Title:  Vice President

                                    EXHIBIT A

                                TO LOAN AGREEMENT

                             DESCRIPTION OF THE LAND

All that certain property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcels 1 and 2, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 22, 1991, in Book 624 of Maps, page(s) 23 and 24.

                                    EXHIBIT B

                                TO LOAN AGREEMENT

                              PERMITTED EXCEPTIONS

                                    EXHIBIT C

                                TO LOAN AGREEMENT

                        FORM OF SURVEYOR'S CERTIFICATION

         The undersigned, a registered land surveyor in the State of California, hereby certifies to CREDIT LYONNAIS NEW YORK BRANCH, a branch licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, and Santa Clara Land Title Company, a California corporation, their respective successors and assigns, as follows:

         14.  The survey entitled ______________________________________(the
"Survey") was an on the ground instrument survey made under my supervision and the information, courses and distances shown thereon are correct according to the record description of the parcel(s) shown on the Survey; all improvements located on such parcel(s) lie wholly within the lot lines and are located as shown on the Survey; the Survey was made in compliance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, meets the accuracy requirements for a Class "A" Survey as defined therein and includes items numbered 3-5 and 7-12 as set forth in Table A thereof; all encroachments, building line restrictions, setback lines, easements, drainage or flowage rights, rights-of-way or uses which affect said parcel(s) or which are encroachments by said parcel(s) upon adjoining property are fully shown on the Survey and, to the extent such matters are of record, the respective recording references are noted thereon; and there are no violations of zoning ordinances, set back lines, easements, covenants, or other rules, regulations or restrictions with reference to the location of buildings and improvements.

         15. Municipal water services, storm sewer, sanitary sewer facilities, and telephone, electric and gas service are available to serve the parcel(s) at the lot lines of the parcel(s) from the point of origin through public rights-of-way or recorded easements. These lines do not run through or under any buildings or improvements other than pavement.

         16. Unless otherwise shown and detailed on the Survey, no easements or rights of way over land of others are required for:

                  (a)   access to the parcel;

                  (b)   drainage of surface or other water off the parcel(s);

                  (c) any utilities which serve the parcel(s) and said improvements, such as water, electricity, gas and telephone; or

                  (d) storm sewer and sanitary sewer facilities serving the parcel(s) and said improvements.

         If the Survey delineates off-site easements being required over the land of others to serve the parcel(s) and said improvements, duly recorded easements have been obtained from all land owners whose property is affected in the areas shown on the Survey.

         17. As of the date of the Survey, said parcel(s) does not lie within
(a) any flood plain or flood-prone area designated on the official maps of the Secretary of Housing and Urban Development, or a flood plain area having special flood hazards identified as such under the Flood Disaster Protection Act of 1983, (b) any federal, state or local flood or wetlands or aquifer district, or
(c) an earthquake hazard area.

                                   By:
                                              --------------------------------
                                   Print Name:
                                              --------------------------------

Dated:
      ------------------------------------
                                          Registration No.
                                                          --------------------

                                    EXHIBIT D

                                TO LOAN AGREEMENT

                              FORM OF LEGAL OPINION

                         [ON THE LETTERHEAD OF COUNSEL]

                                 August 7, 1996

Credit Lyonnais New York Branch
Credit Lyonnais Building
1301 Avenue of the Americas
New York, New York  10019

         Re: $20,000,000 Loan Secured by the Cadence Design Systems, Inc. Headquarters Building, 535, 545, 555 and 575 River
                  Oaks Parkway, San Jose, California (the "Project")

Ladies and Gentlemen:

         We have acted as counsel for RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership ("Borrower"), and CADENCE DESIGN SYSTEMS, INC. ("Cadence"), having an office address c/o Cadence Design Systems, Inc., 555 River Oaks Parkway, San Jose, California 95134, in connection with a loan (the "Loan") by Credit Lyonnais New York Branch, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, ("Lender") to Borrower in the principal amount of $20,000,000, made pursuant to a loan agreement dated as of even date herewith (the "Loan Agreement"). As counsel for Borrower and Cadence, we have examined the documents and agreements forming Borrower and Cadence, and the originals or copies, certified or otherwise authenticated to our satisfaction, of the records of Borrower and Cadence, and such other documents or certificates which we have deemed necessary for the opinions expressed herein. Unless otherwise defined herein or unless the context otherwise requires, terms defined in the Loan Agreement shall have the same meanings herein.

         We have examined the original or a copy certified or otherwise identified to our satisfaction as a true copy of each of the following documents:

                  (a)      Loan Agreement;

                  (b)      Note;

                  (c)      Assignment of Rents and Leases;

                  (d)      Environmental Indemnity;

                  (e)      UCC Statements;

                  (f)      Assignment of Ancillary Documents;

                  (g)      Assignment of Maintenance and Management Documents;

                  (h)      Assignment of Partnership Interests of Cadence;

                  (i) Assignment of Partnership Interests of Seeley Properties, Inc. ("Seeley");

                  (j)      Subordination Agreement from Cadence;

                  (k)      Estoppel Certificate from Cadence;

                  (l) Consents (the "Consents") to each of the foregoing assignments and collateral assignments by (i) the other parties to the Leases, licenses, contracts and agreements being assigned and (ii) all guarantors of the performance of the obligations and liabilities of such other parties under such Leases, licenses, contracts and agreements; and

         [REVISE DOCUMENTS LIST AS NECESSARY]

         The Loan Agreement, Note, Deed of Trust, Assignment of Rents and Leases, Environmental Indemnity, UCC Statements, Assignment of Ancillary Documents, Assignment of Maintenance and Management Documents, Assignment of Partnership Interests of Cadence, Assignment of Partnership Interest of Seeley, Subordination Agreement from Cadence, Estoppel Certificate from Cadence, Consents, and the other documents which evidence and secure the Loan are hereinafter collectively referred to as the "Loan Documents".

         We have participated in the preparation of, and have assisted Borrower and Cadence in their activities relative to the transactions contemplated by, or referred to in, the Loan Documents. Borrower and Cadence have requested that we render to you the opinion set forth in this letter, pursuant to the requirements of the Loan Agreement. Based upon our examination of the Loan Documents and such other documents, materials, certificates and information as we have deemed appropriate or relevant for the purpose of delivering this opinion, we are of the following opinions, subject to the qualifications set forth herein:

         1. All Loan Documents executed by Borrower have been duly and properly executed and delivered by Borrower.

         2. The Environmental Indemnity has been duly and properly executed and delivered by Borrower, Cadence and Seeley.

         3. Borrower is a limited partnership duly and validly formed and validly existing under the laws of the State of California. Borrower has full power and authority to perform the obligations and carry out the duties imposed upon Borrower by the Loan Documents, and Borrower has taken all action necessary to carry out Borrower's obligations and duties in connection with the Loan Documents and the Loan.

         4. Seeley is a corporation duly and validly formed and validly existing under the laws of the State of California, and in good standing in the State of California. Seeley has full power and authority to execute and deliver the Loan Documents on behalf of Borrower, and has taken all action necessary in connection therewith. Cadence is a corporation duly and validly formed and existing under the laws of the State of Delaware, and in good standing in the State of California.

         5. Both Cadence and Seeley have full power and authority to execute, deliver and perform the obligations and carry out the duties imposed upon them by the Environmental Indemnity, and both Cadence and Seeley have taken all action necessary to carry out their obligations and duties in connection with the Environmental Indemnity and the Loan.

         6. The Loan Agreement, Environmental Indemnity, and all of the other Loan Documents each constitute legal, valid and binding obligations of Borrower, Cadence and Seeley, as the case may be, and are enforceable in accordance with their respective terms subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and limitations imposed by general principles of equity.

         7. When duly recorded or filed in the appropriate public records, the Deed of Trust, the Assignment of Rents and Leases and UCC Statements will each create in favor of Lender a valid and perfected lien upon the property purportedly subject thereto and no further action will be required to perfect such lien.

         8. No provision of any mortgage, deed of trust, indenture, agreement, contract, or other instrument requires the consent or authorization of any other person, firm or corporation as a condition precedent to the consummation of the transactions contemplated in any of the Loan Documents.

         9. No approval of, or consent from, any Governmental Authority is required in connection with the execution and delivery by Borrower, Cadence or Seeley of the Loan Documents or in connection with the performance or consummation of any of the transactions contemplated thereby, or if required, such consent or approval has been obtained.

         10. The execution, delivery and performance of the Loan Documents by Borrower, Cadence and Seeley, as the case may be, and compliance with the provisions of such Loan Documents by Borrower, Cadence and Seeley, as the case may be, will not, to our knowledge, conflict with or result in a breach of the provisions of, or constitute a default under the terms of any indenture, mortgage, deed of trust, franchise, permit, license, note, agreement or other instrument to which Borrower, Cadence or Seeley, is a party or by which it or they may be bound.

         11. The execution, delivery and performance of the Loan Documents referred to herein will not, to our knowledge, violate any provision of any statute, regulation, rule, order or other legal requirement applicable to or for the benefit of Borrower, Cadence or Seeley.

         12. No aspect of the Loan transaction violates or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

         13. None of Borrower, Cadence, Seeley nor the property encumbered by the Deed of Trust is involved in, nor are we aware of the threat of, any proceeding, claim, lawsuit, or investigation conducted or threatened by or before any Governmental Authority.

         14. The Project does not violate in any respect (a) any applicable zoning, environmental control, or land use Law, including any Law protecting so-called wetlands, or (b) any covenant or restriction of record.

                                                              Very truly yours,

                                 PROMISSORY NOTE
                                                              New York, New York
U.S. $ 20,000,000.00                                          May 31, 1996


                  FOR VALUE RECEIVED, RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, having an office address c/o Cadence Design Systems, Inc., 555 River Oaks Parkway, San Jose, California 95134, Attention:
Treasurer ("Borrower"), promises to pay to the order of CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, having an office at Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, it successors and assigns ("Lender"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00), together with (1) interest at the Applicable Rate on the principal balance of such amount to the date this Note is paid in full and
(2) all other sums due under this Note and the other Loan Documents, including all Additional Interest. Partial payments of principal shall be payable as set forth in the Loan Agreement dated as of even date herewith between Borrower and Lender, and referred to herein as the "Loan Agreement").

         All accrued and unpaid interest on the principal balance hereof, payable in arrears, shall be due and payable monthly beginning on July 1, 1996, and continuing on the first day of each calendar month thereafter to and including the calendar month in which the Maturity Date (defined below) occurs. The principal balance hereof, together with all accrued and unpaid interest thereon and all other sums due under this Note and the other Loan Documents, including all Additional Interest, shall, if not required to be paid on an earlier date by acceleration or otherwise, be due and payable on December 31, 2005 (the "Maturity Date").

                  This Note is secured by, among other things, a Deed of Trust encumbering certain property more particularly described therein, and by certain other Loan Documents.

                  1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                  2.                INTEREST.

                           (a) The principal amount hereof outstanding from time
to time shall bear interest until paid in full at the Applicable Rate. Except as provided in Section 11 below, the Applicable Rate shall be the Base Rate, unless and to the extent Borrower exercises the LIBOR Rate Option pursuant to Section 3.

                           (b)  Interest at the Base Rate shall be calculated on
the principal sum of the entire amount from time to time outstanding hereunder, from and including the date of each advance of the Loan to, but not including, the date of repayment, for the actual number of days elapsed on the basis of a 360-day year.

                  3.                LIBOR RATE OPTION.

                           (a)  Provided that no Event of Default has occurred,
Borrower shall have the option (the "LIBOR Rate Option"), from time to time in the manner and subject to the conditions hereinafter set forth, to elect a LIBOR Rate as the Applicable Rate for all or any portion of the Loan which would otherwise bear interest at the Base Rate.

                           (b)  The only manner in which Borrower may exercise
the LIBOR Rate Option is by giving Lender irrevocable notice of such exercise by telephone not later than 1:00 P.M. New York time on the third (3rd) Business Day prior to the proposed commencement of the relevant Interest Period, such telephone notice to be confirmed by Borrower by the end of the day on which it is given by telex or facsimile, which notice shall specify: (i) the outstanding portion of the Loan with respect to which Borrower is electing the LIBOR Rate Option; (ii) the Business Day upon which such Interest Period is to commence; and (iii) the duration of such Interest Period. Lender shall, as soon as practicable after 10:00 a.m. New York time on the second (2nd) day prior to the commencement of the Interest Period, determine the LIBOR Rate applicable to the outstanding portion of the Loan specified in such notice and inform Borrower of the same, and such rate shall be the Applicable Rate therefor during the Interest Period. The Applicable Rate for any portion of the Loan with respect to which Borrower has elected a LIBOR Rate shall revert to the Base Rate as of the Roll Over Date applicable thereto (unless Borrower has once again exercised the LIBOR Rate Option for such portion of the Loan pursuant to the terms hereof). Lender shall be under no duty to notify Borrower that the Applicable Rate on any portion of the Loan is about to revert from a LIBOR Rate to the Base Rate. The LIBOR Rate Option may be exercised by Borrower only with respect to an outstanding portion of the Loan in accordance with the requirements of the Loan Agreement, and then only if such portion of the Loan (A) would bear interest at the Base Rate on the date of commencement of the applicable Interest Period, but for the exercise by Borrower of the LIBOR Rate Option, and (B) is equal to or in excess of $1,000,000.

                           (c)  If Lender in good faith determines (which
determination shall be conclusive and binding upon Borrower) that (i) Dollar deposits in an amount approximately equal to the portion of the Loan with respect to which Borrower has exercised the LIBOR Rate Option for the relevant Interest Period are not generally available at such time in the New York interbank eurodollar market for deposits in eurodollars, or (ii) the rate at which such deposits are being offered will not adequately and fairly reflect the cost to Lender of maintaining a LIBOR Rate on such portion of the Loan or of funding the same in such market for such Interest Period, or (iii) reasonable means do not exist for ascertaining a LIBOR Rate, or (iv) a LIBOR Rate would be in excess of the maximum interest rate which Borrower may by law pay, then in any such event Lender shall so notify Borrower and such portion of the Loan shall bear interest at the Base Rate.

                           (d)  No Interest Period shall commence other than on
a Business Day. If any Interest Period shall end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the next such succeeding Business Day would fall in the next calendar month, in which event such Interest Period shall end on the next preceding Business Day.

                           (e)  Interest at the LIBOR Rate shall be calculated
for the actual number of days elapsed on the basis of a 360-day year and from and including the first date of the relevant Interest Period to, but not including, the date of repayment. Each determination of the LIBOR Rate shall be made by Lender and shall be conclusive and binding upon Borrower absent manifest error.

                           (f)  If the introduction of or any change in any law,
regulation or treaty, or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof, shall make it unlawful for Lender to maintain the Applicable Rate at a LIBOR Rate with respect to the Loan or any portion thereof, or to fund the Loan or any portion thereof in the New York interbank eurodollar market, or to give effect to its obligations regarding the LIBOR Rate Option as contemplated by this Note, then the LIBOR Rate Option shall immediately terminate and the Applicable Rate for any portion of the Loan for which the Applicable Rate is then a LIBOR Rate shall automatically be converted to the Base Rate and Borrower shall pay to Lender the amount (if any) which would be due under Section 7 hereof as if Borrower had prepaid such portion of the Loan bearing interest at a LIBOR Rate.

                           (g)  At any one time there shall not be, in the
aggregate, more than five (5) Interest Periods in effect with regard to various portions of the Loan prior to the Maturity Date.

                  4.                 PAYMENT TERMS.

                           (a)  All sums payable to Lender hereunder shall be
payable in Dollars in immediately available funds without deduction, set-off or counterclaim no later than 3:00 p.m. New York time on the date when due by wire transfer to The Federal Reserve Bank, New York, in favor of Credit Lyonnais New York Branch, ABA #0260-0807-3, Reference: River Oaks Place Associates, L.P., or to such other account or address as Lender may from time to time designate in a written notice to Borrower.

                           (b)  When any payment hereunder is due on a day which
is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest.

                           (c)  If at any time Borrower is required by law to
make any deduction or withholding in respect of any taxes, duties or other charges from any payment due hereunder, the sum due from Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Lender receives and retains a net sum equal to the sum which Lender would have received had no such deduction or withholding been required to be made. Borrower shall promptly deliver to Lender receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any such deduction or withholding.

                  5.                INCREASED COSTS AND CAPITAL ADEQUACY.

                           (a)  Borrower recognizes that the cost to Lender of
maintaining the Loan or any portion thereof may fluctuate and Borrower agrees to pay Lender, within ten (10) Business Days notice thereof by Lender, such additional amounts as Lender reasonably shall determine will compensate Lender for costs incurred in maintaining the Loan or any portion thereof outstanding or for the reduction of any amounts received or receivable as a result of:

                                    (i)  any change in any applicable law,
regulation or treaty, or in the interpretation or administration thereof by any domestic or foreign governmental authority charged with the interpretation or administration thereof (whether or not having the force of law), or by any domestic or foreign court, (A) changing the basis of taxation of payments to Lender (other than taxes imposed on all or any portion of the overall net income of Lender by the State of New York, or the United States or by any political subdivision or taxing authority of the State of New York, or the United States); or (B) imposing, modifying or applying any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or any other acquisition of funds for loans by Lender; or (C) imposing on Lender or the New York interbank eurodollar market, any other condition affecting this Note or the Loan; provided that the result of the foregoing is to increase the cost to Lender of maintaining the Loan or any portion thereof or to reduce the amount of any sum received or receivable by Lender under this Note or the Loan Documents (whether principal, interest or otherwise), but without duplication for payments required under subsection (ii) below; or

                                    (ii)  the imposition of, or a change in, or
the actual maintenance by Lender of reserves in accordance with, reserve requirements promulgated by the Board of Governors of the Federal Reserve System of the United States or any other Governmental Authority having jurisdiction (without duplication for reserves already accounted for in the calculation of a LIBOR Rate pursuant to the terms hereof).

                           (b)  If Lender reasonably shall determine that the
application of any law, rule, regulation or guideline adopted or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing, or in the interpretation or administration thereof by any domestic or foreign governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender, or any lending office of Lender, or the holding company of Lender, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender's capital or increasing the cost to Lender to a level below that which Lender would have achieved but for such application, adoption, change or compliance (taking into consideration the policies of Lender with respect to capital adequacy), then from time to time Borrower shall pay to Lender such additional amounts as will compensate Lender for such reduction with respect to any portion of the Loan outstanding.

                           (c)  Any amount payable by Borrower pursuant to
subsection (a)(i) or (ii) or subsection (b) of this Section 5 shall be paid to Lender within ten (10) Business Days of receipt by Borrower of a certificate signed by an officer of Lender setting forth the amount due and the basis for the determination of such amount, which statement shall be conclusive and binding upon Borrower absent manifest error. Failure on the part of Lender to demand payment from Borrower for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period.

                  6. PREPAYMENTS. Borrower shall have the right to prepay the Loan without penalty in whole or in part in multiples of $1,000,000 upon not less than five (5) Business Days prior written notice to Lender. Any prepayment shall be made together with the payment of all accrued and unpaid interest on the Loan through the date of prepayment and any amount owing to Lender under
Section 7 as a result of such prepayment.

                  7. FUNDING LOSSES.

                           (a)      Borrower shall pay to Lender, within ten
(10) Business Days following Lender's delivery of the statement described in subsection (b), below, such amounts as shall, in the determination of Lender, compensate Lender for any Funding Losses.

                           (b)      Lender shall deliver to Borrower a statement
setting forth the amount and basis of determination of any Funding Losses, it being agreed that such statement and the method of calculation shall be conclusive and binding on Borrower absent manifest error.

                  8. ADDITIONAL INTEREST. All sums which may or shall become due and payable by Borrower in accordance with the provisions of Sections 5 and 7 of this Note shall constitute "Additional Interest" hereunder, shall be payable on demand, shall be evidenced by this Note and shall be secured by the Deed of Trust and the other Loan Documents.

                  9. ASSIGNEES AND PARTICIPANTS. Borrower acknowledges (a) the existence of Lender's rights under Section 10.1 of the Loan Agreement to assign, negotiate, pledge or otherwise grant participations in the Loan and the Loan Documents, and to sell and assign all or portions of the Loan and Lender's rights, benefits, entitlements, obligations and liabilities under the Loan Documents to one or more Assignees, and (b) Borrower's obligation to cooperate fully with Lender in the exercise of such rights.

                  10. ACCELERATION UPON EVENT OF DEFAULT. Upon the happening of an Event of Default, the entire outstanding principal amount hereof and all accrued and unpaid interest, Additional Interest and other amounts owing hereunder or under any other Loan Document shall become immediately due and payable, as provided in Section 11.1.1 of the Loan Agreement.

                  11. DEFAULT INTEREST.

                           (a) Notwithstanding any provision of this Note to the
contrary, (i) if any amount due under this Note (other than unpaid payments of principal and interest due hereunder), the Deed of Trust or any of the other Loan Documents is not paid when due and such failure shall continue for five (5) Business Days after written notice from Lender, (ii) if any monthly installment of principal and interest under this Note is not paid within three (3) Business Days from when due, or (iii) if there shall occur any Event of Default (including, without limitation, the failure to pay the entire unpaid principal amount when due hereunder, whether on the Maturity Date or upon acceleration as provided hereunder), then Borrower shall pay interest on such amount (in the case of (i) and (ii) above), or on the entire outstanding and unpaid principal balance of the Loan, and to the extent permitted by Law, any unpaid interest (in the case of (iii) above), from and after the date on which such amount first becomes due or the date on which such Event of Default shall occur, as the case may be, until the same is paid in full or cured, as the case may be, at the Default Rate, such interest to be payable on demand.

                           (b)  If any payment provided for herein or in the
other Loan Documents, other than the payment of the unpaid principal balance of the Loan due on the Maturity Date, shall become overdue for a period in excess of ten (10) days, a late charge of three cents ($.03) for each dollar (or any part thereof) so overdue shall become immediately due to Lender for the purpose of defraying the expenses incident to handling such delinquent payment, and such charge shall be secured by the lien of, and the security interests created by, the Deed of Trust and the other Loan Documents. Late charges shall be payable with the next installment of principal and/or interest due hereunder.

                  12. WAIVERS. Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. No release of any security for the payment of this Note or extension of time for payment of any amount due hereunder and no alteration, amendment or waiver of any provision of this Note or any Loan Document made by agreement between Lender and any other person or party shall release, discharge, modify, change or affect the liability of Borrower or any guarantor under any Loan Documents.

                  13. COSTS AND EXPENSES. In addition to and without limiting any provision in any other Loan Document, any payment under this Note is not made when due, Borrower agrees to pay all costs and expenses of collection when incurred (including, without limitation, attorneys' fees and disbursements). Any costs and expenses owed Lender under this section shall be added to the amount due under this Note, be receivable therewith and be secured by the lien of, and other security interests created by, the Deed of Trust and the other Loan Documents.

                  14. USURY SAVINGS PROVISION. This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest at a rate which could subject Lender to either civil or criminal liability, or which could adversely affect the rights of Lender hereunder or under any of the other Loan Documents, as a result of such rate being in excess of the maximum rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Note or any other instrument Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate, interest payable hereunder shall be computed (or recomputed) at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be refunded to Borrower.

                  15. LOAN DOCUMENTS. This Note is secured by the liens and security interests created by the Deed of Trust and the other Loan Documents.

                  16. GOVERNING LAW: JURISDICTION. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICTS) OF THE STATE OF CALIFORNIA. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS NOTE (EACH, A "PROCEEDING"), BORROWER AND LENDER IRREVOCABLY
(A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA AND STATE OF CALIFORNIA, AND (B) WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS NOTE SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER AND LENDER FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY CALIFORNIA STATE OR UNITED STATES COURT SITTING IN THE CITY OF SAN JOSE AND COUNTY OF SANTA CLARA MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER OR LENDER AT THEIR RESPECTIVE ADDRESSES INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF DELIVERY IS REFUSED, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

                  17. WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  18. AMENDMENTS. This Note may not be modified, amended, changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of such modification, amendment, change or termination is sought.

                  19. NO JOINT VENTURE. Borrower and Lender intend that the relationship created under this Note, the Deed of Trust and the other Loan Documents be solely that of debtor and creditor or trustor and beneficiary, as the case may be. Nothing herein or in the other Loan Documents is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between Borrower and Lender, nor to grant Lender any interest in the Premises or Borrower.

                  20. BINDING EFFECT. This Note shall be binding upon and shall inure to the benefit of Lender, Borrower and their respective successors and permitted assigns.

                  21. SEVERABILITY. If any one or more of the provisions contained in this Note shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

                  22. NOTICES. All notices and other communications hereunder to Borrower or Lender shall be sent as set forth in Section 13.2 of the Loan Agreement, except that notice by telephone and by facsimile or telex shall be permitted pursuant to the terms of Section 3 hereof.

         IN WITNESS WHEREOF, Borrower has duly executed this Note on the day and year first above written.

                             "Borrower":

                             RIVER OAKS PLACE ASSOCIATES, L.P.,
                             a California limited partnership

                             By SEELEY PROPERTIES, INC.,
                                a California corporation
                             Its General Partner

                                      By
                                         ----------------------
                                      Its
                                         ----------------------

RECORDING REQUESTED BY:

AND AFTER RECORDING RETURN TO:

SONNENSCHEIN NATH & ROSENTHAL
601 SOUTH FIGUEROA STREET
SUITE 1500
LOS ANGELES, CALIFORNIA 90017
ATTENTION:  CHARLES R. CAMPBELL, JR.

                       Space Above for Recorder's Use Only

                       DEED OF TRUST, SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS,
                     FIXTURE FILING AND FINANCING STATEMENT

ATTENTION COUNTY RECORDER: THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A DEED OF TRUST, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE TRUSTOR AND BENEFICIARY ARE SET FORTH IN SECTION 27 OF THIS DEED OF TRUST.

                            Dated: As of May 31, 1996
                          in the amount of $20,000,000

                                     MADE BY

                       RIVER OAKS PLACE ASSOCIATES, L.P.,

                                     - TO -

                         CREDIT LYONNAIS NEW YORK BRANCH

                                TABLE OF CONTENTS

                                                                            PAGE

1.      Assignment of Rents, Income and Profits.................................................................  4

2.      Representations, Warranties and Covenants of Trustor Concerning the Property............................  7

3.      Maintenance, Repair and Restoration of the Property, Payment of Liens, Etc..............................  7

4.      Intentionally Left Blank................................................................................  8

5.      Tax Deposits............................................................................................  8

6.      Evidence of Replacement Cost and Insurance Premium Deposits.............................................  8

7.      Beneficiary's Interest In and Use of Deposits...........................................................  9

8.      Intentionally Left Blank................................................................................  9

9.      Stamp Tax...............................................................................................  9

10.     Effect of Changes in Laws Regarding Taxation............................................................  9

11.     Prepayment Privilege....................................................................................  9

12.     Effect of Extensions of Time and Amendments.............................................................  9

13.     Beneficiary's Performance of Defaulted Acts; Subrogation................................................ 10

14.     Beneficiary's Reliance on Tax Bills, Etc................................................................ 10

15.     Acceleration of Indebtedness in Case of Default......................................................... 11

16.     Acceleration Upon Default; Additional Remedies.......................................................... 11

17.     Foreclosure By Power of Sale............................................................................ 12

18.     Appointment of Receiver................................................................................. 12

19.     Application of Funds.................................................................................... 13

20.     Cumulative Remedies; No Waiver.......................................................................... 13

21.     Request for Notice...................................................................................... 14

22.     Beneficiary's Right of Possession in Case of Default.................................................... 14

23.     Beneficiary's Right of Inspection....................................................................... 15

24.     Condemnation............................................................................................ 15

25.     Release................................................................................................. 15

26.     Due on Sale or Further Encumbrance...................................................................... 15

27.     Giving of Notice........................................................................................ 15

28.     Indemnification......................................................................................... 17

29.     Estoppel Affidavits..................................................................................... 18

30.     Binding on Successors and Assigns....................................................................... 18

31.     Definitions of "Trustor," "Beneficiary" and Certain Other Terms......................................... 18

32.     No Third Parties Benefitted............................................................................. 19

33.     Maintenance of Trustor's and Affiliated Parties' Interests.............................................. 19

34.     Captions; No Oral Changes............................................................................... 20

35.     Security Agreement...................................................................................... 20
        35.1  Assignment........................................................................................ 20
        35.2  Collateral........................................................................................ 20
        35.3  Representations and Warranties.................................................................... 21
        35.4  Covenants by Trustor.............................................................................. 22
        35.5  Events of Default................................................................................. 23
        35.6  Remedies.......................................................................................... 23
        35.7  Sale of Collateral................................................................................ 24
        35.8  Facilitation of Rights and Remedies............................................................... 25
        35.9  Application of Proceeds........................................................................... 25
        35.10 Beneficiary's Costs and Expenses.................................................................. 25
        35.11 Obligations Unconditional......................................................................... 26
        35.12 Non-liability of Beneficiary...................................................................... 26
        35.13 Miscellaneous Waivers............................................................................. 26
        35.14 Successors and Assigns............................................................................ 26
        35.15 .................................................................................................. 26
        35.16 Notices........................................................................................... 26
        35.17 Definitions....................................................................................... 26

36.     Terms Subject to Applicable Law; Partial Invalidity; Maximum Allowable Rate of Interest................. 26

37.     Further Assurances...................................................................................... 27

38.     Nonforeign Entity....................................................................................... 27

39.     Truth-in-Lending........................................................................................ 28

40.     No Offsets.............................................................................................. 28

41.     Declaration of Subordination............................................................................ 28

42.     Appointment of Successor Trustee........................................................................ 28

43.     Governing Law........................................................................................... 28

Exhibit A: Description of the Land

                       DEED OF TRUST, SECURITY AGREEMENT,

                       ASSIGNMENT OF LEASES AND RENTS, AND

                               FINANCING STATEMENT

                       (River Oaks Place Associates, L.P.)

         THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FINANCING STATEMENT (this "Deed of Trust") is made as of May 31, 1996, by RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, having an office address c/o Cadence Design Systems, Inc., 555 River Oaks Parkway, San Jose, California 95134, Attention: Treasurer ("Trustor"), to SANTA CLARA LAND TITLE COMPANY, a corporation duly organized and validly existing under the laws of the State of California and having its office at 701 Miller Street, San Jose, California, 95110, as trustee ("Trustee"), for the benefit of CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, having an office at Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York, 10019, it successors and assigns ("Beneficiary"). All capitalized terms not expressly defined in this Deed of Trust shall have the meanings given to them in the "Loan Agreement" (as hereinafter defined).

                                    RECITAL:

         Pursuant to that certain Loan Agreement of even date herewith (the "Loan Agreement"), Beneficiary has agreed to make the Loan to Trustor in the original principal amount of TWENTY MILLION DOLLARS ($20,000,000). The Loan is evidenced by the Note, in the original principal amount of the Loan, which Note has a stated Maturity Date of December 31, 2005, unless extended in accordance with the terms of the Loan Agreement. The Note and any and all modifications, extensions, renewals and replacements thereof are by this reference made a part hereof. All of said principal and interest is made payable at such place as the holder or holders of the Note may from time to time, in writing appoint, and in absence of such appointment, then by bank wire to Beneficiary's account at Credit Lyonnais New York Branch, at Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019.

         NOW, THEREFORE, in consideration of the debt evidenced by the Note, and to secure the timely payment of both principal and interest in accordance with the terms and provisions of the Note, and payment of all other obligations incurred pursuant to or in connection with all of the Loan Documents, and to secure the performance of the covenants and agreements contained herein and in the Loan Documents to be performed by Trustor, Trustor, intending to be legally bound, does hereby absolutely and irrevocably GIVE, GRANT, BARGAIN AND SELL, ALIENATE, MORTGAGE, CONVEY, CONFIRM, TRANSFER AND ASSIGN TO TRUSTEE, ITS SUCCESSORS AND ASSIGNS, FOR THE BENEFIT OF BENEFICIARY, ITS SUCCESSORS AND ASSIGNS UNTO THE TRUSTEE, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, all of Trustor's right, title and interest in that certain real estate situate, lying, and being in the County of Santa Clara, California, and more particularly described in Exhibit A attached hereto and made a part hereof (the "Land") and all of Trustor's estate, right, title and interest therein, which Land, together with all the property hereinafter described, is herein referred to as the "Property";

         TOGETHER with all of Trustor's right, title and interest in easements, rights of way, strips and gores of land, vaults, streets, alleys, water rights, mineral rights and rights used in connection with the Land and/or Property or to provide a means of access thereto, or to provide service thereto, privileges, franchises, development, air and other rights and appendages now or in the future belonging to or in any way appertaining to the Property, and all of Trustor's right, title and interest in all tenements, hereditaments and appurtenances thereof and thereto pertaining or belonging, and all of Trustor's right, title and interest in all underground and overhead passageways and licenses in connection therewith;

         TOGETHER with all of Trustor's right, title and interest in any and all leasehold estates, leases, subleases, rental agreements, management agreements, arrangements, concessions or agreements, written or oral, relating to the use and occupancy of the Land and improvements on the Land or any portion thereof, now or hereafter existing or entered into, as any of the foregoing may be amended, extended, renewed or modified from time to time, which grant is made subsequent in time and priority to the rights granted to Beneficiary pursuant to
Section 1 hereof;

         TOGETHER with all of Trustor's right, title and interest in all rents, issues and profits of the Property for so long and during all such times as Trustor may be entitled thereto (which are pledged primarily and on a parity with said real estate and not secondarily), which grant is made subsequent in time and priority to the rights granted to Beneficiary pursuant to Section 1 hereof;

         TOGETHER with all of Trustor's right, title and interest, if any, in and to any and all buildings and improvements now or hereafter erected on the Land, including, without limitation, the fixtures, attachments, appliances, equipment, machinery and other articles attached to said buildings and improvements and all tangible or intangible personal property owned by Trustor now or any time hereafter located on or at the Land or used in connection therewith, including, but not limited to, all goods, machinery, tools, equipment (including, without limitation, fire sprinklers and alarm systems, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, lighting, power, sanitation, waste removal, entertainment, recreational, window or structural cleaning rigs, maintenance and all other equipment of every kind), indoor or outdoor furniture (including, without limitation, tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), furnishings, appliances, inventory, rugs, carpets and other floor coverings, draperies, drapery rods and brackets, awnings, venetian blinds, partitions, chandeliers and other lighting fixtures, and all other fixtures, apparatus, equipment, furniture, furnishings, and articles, any plans and specifications pertaining to the Property, including, without limitation, mechanical, structural and electrical performance standards, all installations, fixtures and furnishings specifically designed for any part of the Property, including, without limitation, communications systems, computer systems, hardware and software, HVAC and other utility installations, all appraisals, engineering, soils, environmental and other reports and studies relating to the Property, all permits, licenses and contract rights, warranties, guarantees, catalogues, tenant lists, correspondence with present or prospective tenants or suppliers, advertising materials and telephone exchange numbers as identified in such materials, it being understood that the enumeration of any specific articles of property shall not result in or be held to exclude any items of property not specifically mentioned;

         TOGETHER with all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Trustor now has or may hereinafter acquire in or with respect to the Property, and any and all awards made for the taking by eminent domain, or by any proceedings or purchase in lieu thereof, of the whole or any part of the Property, including, without limitation, any awards resulting from the change of grade of streets and awards for severance damages; and

         TOGETHER with all proceeds and avails of the conversion, voluntarily or involuntarily, of any of the foregoing into cash or liquidated claims, including but not limited to proceeds of insurance and of any conveyance of the Property or any part thereof,

         TO HAVE AND TO HOLD the Property, unto Beneficiary, its successors and assigns, forever for the purposes and uses herein set forth and in each and every case subject to the provisions of this Deed of Trust. All of the land, estate and property hereinabove described, real, personal and mixed, whether affixed or annexed or not (except where otherwise hereinabove specified), and all rights hereby conveyed and mortgaged, are intended so to be as a unit and are hereby understood, agreed and declared to form a part and parcel of the real estate and to be appropriated to the use of the real estate, and shall for the purposes of this Deed of Trust be deemed to be real estate and conveyed and encumbered hereby.

         FOR THE PURPOSE OF SECURING THE FOLLOWING OBLIGATIONS (the "Secured Obligations"), in such order of priority as Beneficiary may elect, and without limiting the generality of the foregoing provisions of this Deed of Trust:

                (a) payment of indebtedness in the total principal amount of Twenty Million Dollars ($20,000,000), together with interest thereon, as evidenced by the Note;

                (b) performance of every obligation, covenant or agreement of Trustor contained herein and in each of the Loan Documents (other than the Environmental Indemnity), and all supplements, amendments and modifications thereto and all extensions and renewals thereof; and

                (c) performance of every obligation, covenant and agreement of Trustor contained in any instrument or agreement relating to the Loan now or hereafter executed by Trustor at the request of Beneficiary which recites that the obligations thereunder are secured by this Deed of Trust.

                    TRUSTOR FURTHER AGREES TO THE FOLLOWING:

  1.    Assignment of Rents, Income and Profits.

                1.1 Trustor hereby absolutely and irrevocably assigns to Beneficiary all of its right, title and interest in and to each of the following: (a) all leases, subleases, rental agreements and other grants of possessory interests of any nature now or hereafter in existence which relate to all or any portion of the Property (collectively, the "Leases"), whether Trustor's interest therein is as lessor, lessee, sublessee, landlord, tenant or subtenant, and all guaranties of every nature now or hereafter held with respect to any of the same; (b) all rents, issues, profits, royalties, income and other proceeds and similar benefits (collectively, the "Rents") derived from the Property, including (without limitation) sale proceeds and any cash or other consideration received as a condition to the termination of any such lease; (c) all income, revenues, receipts, credits, rights to refunds, and other benefits of whatever nature and however characterized arising from the conduct of any business now or hereafter engaged in upon the Land by Trustor or within the improvements located thereon (collectively, the "Income") ; together with (d) any and all deposit accounts, credit accounts, merchant accounts and other accounts of whatever denomination, deposits, licenses, franchises, and other rights of whatever nature held in connection with any such business conducted by Trustor, all to the fullest extent that the same may be so assigned. Trustor hereby agrees to obtain any approvals or consents required or requested by Beneficiary to validate the assignment of any of the foregoing. Notwithstanding any variation in the terms of the Secured Obligations, including the increase or decrease in the interest rates applicable under the Note, or any extension of time for the payment thereof, or any change in the other security therefor, the Leases, the Rents and the Income shall be and remain as security for the Secured Obligations in accordance with the terms hereof.

                1.2 Notwithstanding and without limiting the foregoing assignment of the Leases, the Rents and the Income, so long as no Event of Default (as defined below) has occurred, Trustor shall have the license to collect all Rents and Income, and to retain and enjoy the same. Notwithstanding such license, Trustor agrees that Beneficiary (and not Trustor) shall be and shall be deemed to be the creditor of each third party to any lease or other document or agreement any portion of Trustor's interest in which is assigned to Beneficiary hereunder in the case of any assignment for the benefit of creditors or any bankruptcy, reorganization, insolvency, dissolution, receivership or similar proceeding in any way affecting or relating to such lease or other document or agreement. However, Beneficiary shall have no obligation to file or make timely filings of any claim in connection with any such proceeding. The license contemplated herein shall immediately and automatically terminate, without notice or other act of Beneficiary or any third party being required, upon the occurrence of an Event of Default.

                1.3 While any Event of Default remains uncured, (a) Beneficiary may (but shall have no obligation to), without notice, in person, by agent or by court-appointed receiver, and without regard to the adequacy of any security for the Secured Obligations, enter upon any portion of the Property and/or, with or without taking possession thereof, in its own name sue for or otherwise collect the Rents and the Income (including past due amounts), and (b) promptly following demand by Beneficiary therefor, Trustor shall deliver to Beneficiary all prepaid Rents and Income, deposits relating thereto, and all other Rents or Income then held by or thereafter collected by Trustor. Any Rents or Income collected by or delivered to Beneficiary may be applied by Beneficiary against the Secured Obligations, in such order as Beneficiary shall determine in its sole and absolute discretion. No application of Rents or Income against any Secured Obligation or other action taken by Beneficiary under this Section 1.3 shall be deemed or construed to be an election of remedies nor to cure or waive any Event of Default, or to invalidate any other action taken or which may later be taken in response to such default, nor to make Beneficiary a mortgagee-in-possession of the Property, and Beneficiary shall not be a mortgagee-in-possession unless or until it shall take actual possession of the Property.

                1.4 Upon demand by Beneficiary from time to time, Trustor shall promptly execute and deliver to Beneficiary, in form and substance reasonably satisfactory to Beneficiary, recordable assignments of Trustor's interest in any leases, subleases, contracts, licenses, permits, franchises, and other documents and agreements to which Rents or Income relate. No such assignment shall be construed to impose upon Beneficiary any obligation with respect thereto. Trustor shall not make any further assignment, pledge or other hypothecation of any nature of any interest covered hereby to any third party, and any attempt to do so in violation hereof shall be void. Beneficiary shall be free to assign, in whole or in part, the interests held by it hereunder to any subsequent holder(s) of the Note or any interest therein.

                1.5 The assignment of the Leases, the Rents and the Income to Beneficiary hereunder shall terminate and be of no further force and effect following the satisfaction in full of all Secured Obligations and the reconveyance of this Deed of Trust.

                1.6 Except as otherwise agreed in writing by Beneficiary from time to time, Trustor agrees as follows:

                         1.6.1 Trustor shall promptly pay and in all material respects perform all of its obligations under each Lease, and shall immediately notify Beneficiary in writing of any notice of a material default received by Trustor from the any other party thereto.

                         1.6.2 Trustor shall use its reasonable efforts to enforce the prompt payment and performance of all of the obligations of all other parties to each Lease and all guaranties relating thereto; shall not waive any default or waive, release or discharge any other party of or from any such obligation; and shall not materially amend, supplement, renew, extend or otherwise modify any Lease or any guaranty relating thereto, without Beneficiary's prior written consent, which consent shall not be unreasonably withheld or delayed.

                         1.6.3 With respect to each of the Leases with respect to which any portion of the landlord's or comparable party's interest is assigned to Beneficiary under this Deed of Trust:

                                  A. Trustor shall not collect the rents (or any
                other amounts) due from the tenant or other comparable party (herein, the "Tenant") under the Lease more than one (1) month in advance of the date due.

                                  B. Trustor hereby irrevocably authorizes and
                directs each Tenant under all Leases to pay all amounts owing to Trustor thereunder to Beneficiary following receipt of any written notice from Beneficiary which states that an Event of Default has occurred and remains uncured and that all such amounts are to be paid to Beneficiary. Trustor hereby covenants to confirm such authorization and direction in writing to each Tenant under all Leases upon the request of Beneficiary. Upon the occurrence of an Event of Default, Trustor further authorizes and directs all Tenants to pay all such amounts to Beneficiary without any right or obligation to inquire as to the validity of Beneficiary's notice and regardless of the fact that Trustor has notified any such Tenant that Beneficiary's notice is invalid or has then directed any such Tenant not to pay such amounts to Beneficiary.

                                  C. Upon the foreclosure of this Deed of Trust
                (whether by judicial action or non-judicial proceedings), no Lease shall be destroyed or terminated by application of the doctrine of merger or as a matter of law unless Beneficiary or any other purchaser at the foreclosure sale (as applicable) so elects. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Lease, whether the same is junior or senior in priority to the lien of this Deed of Trust, unless Beneficiary or such other purchaser specifically so elects by notice to the Tenant in question. Such an election shall not be implied or inferred, and no notice shall be deemed to have been given by Beneficiary or other purchaser at the foreclosure sale, by reason of any action at or following the foreclosure sale unless or until a specific written notice explicitly addressing the issue is served upon the Tenant by Beneficiary or other purchaser at the foreclosure sale; provided, that, after the foreclosure sale, the purchaser at the foreclosure sale shall notify the Tenant of its election within 30 days after receipt of a written request from the Tenant that the purchaser do so.

                                  E. Trustor hereby represents and warrants to
                Beneficiary, with respect to each Lease that is presently in effect (collectively, the "Current Leases"), (a) that Trustor has not accepted any payment of rent (or other charge) under any Current Lease that is not due until on or after the 31st day following the execution hereof; and (b) that no material default by Trustor or, to the best of Trustor's knowledge, any other person under any Current Lease has occurred and remains uncured except as has been disclosed to Beneficiary by Trustor.

                                  F. Any Lease entered into in the future
                (collectively, "Future Leases"), shall comply in all material respects with Section 8.1.16 of the Loan Agreement.

                1.7 Trustor hereby indemnifies Beneficiary, and agrees to defend and hold Beneficiary harmless from and with respect to any cost, claim, demand, obligation, liability or damage which Beneficiary may incur by reason of the assignment of the Leases, the Rents or the Income, or Beneficiary's exercise of any right or remedy provided for herein or available at law, or by reason of any alleged obligation or undertaking of Beneficiary relating to any Lease, except as a result of the gross negligence or wilful misconduct of Beneficiary or its agents. Nothing herein shall constitute or be deemed to constitute a commitment by Beneficiary to perform any act contemplated by any Lease or to otherwise impose any obligation upon Beneficiary, including (without limitation) honoring the covenant of quiet enjoyment under any Lease in the event the Tenant is dispossessed following any foreclosure hereunder.

  2. Representations, Warranties and Covenants of Trustor Concerning the Property. Trustor represents, warrants and covenants to and with Beneficiary that: (a) it is lawfully seized of the Property; (b) it has good and marketable title to the Property, subject only to the Permitted Exceptions; (c) it has good right, full power and lawful authority to convey and mortgage the Property; and (d) it will warrant and forever defend the Property and the quiet and peaceful possession of the same against the claims of all persons whomsoever.

  3. Maintenance, Repair and Restoration of the Property, Payment of Liens, Etc. Trustor shall: (a) promptly repair, restore or rebuild any buildings or improvements now or hereafter on the Land which may become damaged or be destroyed; (b) constantly maintain the Property in good condition and repair, without waste; (c) except as permitted by the Loan Agreement, not suffer or permit any liens, encumbrances or charges (including mechanics' liens) to be filed or otherwise asserted against the Property, and shall promptly discharge the same if any claims for lien or any proceedings for the enforcement thereof are filed or commenced; (d) pay when due any indebtedness which may be secured by a lien or charge on the Property and comply with all requirements of all loan documents evidencing or securing such indebtedness, and, upon request, exhibit evidence satisfactory to Beneficiary of the discharge of such indebtedness; (e) timely complete any building or buildings or any improvements now or at any time in the process of erection upon the Land and any renovation of existing buildings; (f) comply with all requirements of Laws and all restrictions of record; (g) not initiate or acquiesce in any zoning variation or reclassification of the Property or any part thereof without Beneficiary's prior written consent, which consent shall not be unreasonably withheld or delayed;
(h) pay each item of indebtedness and perform and fulfill each of the obligations secured by this Deed of Trust when due or required according to the terms of the Note or this Deed of Trust; and (i) suffer or permit no change in the general nature of the occupancy of the Property without Beneficiary's prior written consent, which consent shall not be unreasonably withheld or delayed.

  4.    Intentionally Left Blank.

  5. Tax Deposits. Following the occurrence and during the continuance of an Event of Default, and on the first day of each month thereafter until the satisfaction or extinguishment of the Secured Obligations, Trustor covenants and agrees to deposit at such place as Beneficiary may from time to time in writing appoint, and in the absence of such appointment, then at the office of Beneficiary in New York, New York, a sum equal to one-twelfth of the last total annual taxes and assessments (general and special) on the Property for the last ascertainable year (unless said taxes and assessments were based on a valuation which excluded the improvements or any part thereof constructed on the Property, in which event the amount of such deposits shall be based upon Beneficiary's reasonable estimate of the amount of taxes and assessments which will be levied based upon a valuation which includes the improvements or parts thereof which had been so excluded). Such deposits are to be held in trust without any allowance of interest and are to be used for the payment of taxes and assessments (general and special) on the Property next due and payable when they become due. If the funds so deposited are insufficient to pay any such taxes or assessments (general and special) for any year when the same shall become due and payable, Trustor shall, within five (5) Business Days after receipt of demand therefor from Beneficiary, deposit such additional funds as may be necessary to pay such taxes and assessments (general and special) in full. If the funds so deposited exceed the amount required to pay such taxes and assessments (general and special) for any year, the excess shall be applied toward a subsequent deposit or deposits due from Trustor, or, in the event that no subsequent deposits shall be due, such excess shall be returned to Trustor within five (5) Business Days of reconciliation by Beneficiary.

  6.    Evidence of Replacement Cost and Insurance Premium Deposits.

                6.8 Within ninety (90) days following the end of each fiscal year of Trustor, at the request of Beneficiary, Trustor agrees to furnish evidence of replacement costs, without cost to Beneficiary, such as are regularly and ordinarily made by insurance companies to determine the then replacement cost of Property.

                6.2 Following the occurrence and during the continuance of an Event of Default, upon Beneficiary's written demand, and on the first day of each month thereafter until the indebtedness secured by this Deed of Trust is fully paid, Trustor covenants and agrees to deposit at such place as Beneficiary may from time to time in writing appoint, an installment of the premium or premiums that will become due and payable to renew the

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insurance as required pursuant to this Section . Each of such installments shall be in an amount which, by the payment of approximately equal installments, will result in there accumulating in the hands of the depositary a sufficient amount to pay renewal premiums upon such policies of insurance, at least one month prior to the expiration date or dates of the policy or policies to be renewed; such deposits are to be held without any allowance of interest, may be commingled with the general funds of Beneficiary and are to be used for renewal of such insurance policies. If the funds so deposited are insufficient to pay all premiums for such renewals, Trustor shall within ten (10) days after receipt of demand therefor from Beneficiary, deposit such additional funds as may be necessary to pay such premiums. If the funds so deposited exceed the amount required to pay such premiums, the excess shall be applied toward a subsequent deposit or deposits due from Trustor, or, in the event that no subsequent deposits shall be due, such excess shall be returned to Trustor within five (5) Business Days of reconciliation by Beneficiary.

        7. Beneficiary's Interest In and Use of Deposits. Anything in the Note or this Deed of Trust to the contrary notwithstanding, upon the occurrence and during the continuance of an Event of Default, Beneficiary shall have the right (but not the obligation) to apply any monies at the time on deposit pursuant to any provision of this Deed of Trust on account of any of Trustor's obligations under the Note or under this Deed of Trust, in such order and manner as Beneficiary may elect. When the indebtedness secured hereby has been fully paid, any remaining deposits shall be paid to Trustor or to the party entitled thereto. All such deposits are hereby pledged as additional security for the indebtedness hereunder and shall be held to be irrevocably applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Trustor; provided, however, that neither Beneficiary nor said depositary shall be liable for any failure to apply to the payment of taxes, assessments or insurance premiums any amount so deposited unless Trustor, while not in default under the Note or this Deed of Trust, shall have requested said depositary in writing to make application of such funds to the payment of the particular taxes, assessments or insurance premiums, as the case may be, for which the same were deposited, accompanied by the bills for such taxes, assessments or insurance premiums.

         8. Intentionally Left Blank.

         9. Stamp Tax. If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over Trustor, any tax is due or becomes due in respect of the issuance of the Note or the recording of this Deed of Trust, Trustor covenants and agrees to pay such tax in the manner required by any such law. Trustor further covenants to defend and hold harmless and agrees to indemnify Beneficiary, its successors or assigns, against any liability incurred by reason of the imposition of any tax on the issuance of the Note or the recording of this Deed of Trust.

         10. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after the date of this Deed of Trust of any law of the State of California or any political subdivision thereof deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or the Beneficiary's interest in the property, or the manner of collection of taxes, so as to affect this Deed of Trust or the debt secured hereby or the holder hereof, then, and in any such event, Trustor, upon demand by Beneficiary, shall pay such taxes or assessments, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (i) it might be unlawful to require Trustor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then, and in either such event, Beneficiary may elect, by notice in writing given to Trustor, to declare all of the indebtedness secured hereby to be and become due and payable (without penalty or premium) sixty (60) days from the giving of such notice.

         11. Prepayment Privilege. Trustor shall have the privilege of making prepayment on the principal of any Note, in whole or in part, in accordance with the terms of such Note.


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         12. Effect of Extensions of Time and Amendments. If the payment of the indebtedness or the performance of any of the other obligations secured by this Deed of Trust, or any part thereof, is extended or varied, or if any part of the security is released, all persons now or at any time hereafter liable therefor, or interested in the Property, shall be held to, and deemed to have assented to, such extension, variation or release, and their liability hereunder, and the lien and all provisions hereof, shall continue in full force, the right of recourse, if any, against all such persons being expressly reserved by Beneficiary notwithstanding any such extension, variation or release. Without limiting the generality of Section 26, any person or entity taking a junior mortgage or other lien upon the Property or any interest therein, shall take such lien subject to the rights of Beneficiary herein to amend, modify and supplement the Note, this Deed of Trust, or any other document or instrument evidencing, securing, or guaranteeing the indebtedness hereby secured, and to vary the rate of interest and the method of computing the same, and to impose additional fees and other charges, and to extend the maturity of said indebtedness, and to grant partial releases of the lien of this Deed of Trust, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Deed of Trust losing its priority over the rights of any such junior lien. Nothing in this Section 12 contained shall be construed as waiving any provision contained herein which provides, among other things, that it shall constitute an Event of Default if the Property are sold, conveyed or encumbered or if Trustor or any Affiliate transfers any interests in the Property, Trustor, or otherwise, unless expressly permitted by Beneficiary.

        13. Beneficiary's Performance of Defaulted Acts; Subrogation. If Trustor fails to perform any of its covenants and agreements herein or in the Note, Beneficiary may (but shall not be obligated to), upon five (5) Business Days' prior notice to Trustor (except in the case of an emergency, when only reasonable notice shall be required), make any payment or perform any act herein or therein required of Trustor, in any form and manner deemed expedient by Beneficiary, and may (but shall not be obligated to) make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, and redeem from any tax sale or forfeiture affecting the Property and contest any tax or assessment. Beneficiary and any person designated by Beneficiary shall have the right, and is hereby granted the right, upon reasonable notice, to enter upon the Property for the foregoing purposes. All moneys paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including, without limitation, attorneys' fees and disbursements, and any other moneys advanced by Beneficiary to protect the Property and the lien hereof, shall be so much additional indebtedness secured hereby, shall become immediately due and payable without notice and with interest thereon at a rate per annum, determined by Beneficiary, equal to the Default Rate, and shall be secured by this Deed of Trust. Inaction of Beneficiary shall never be deemed to be a waiver of any right accruing to it on account of any default on the part of the Trustor.

         If the proceeds of the Note or any part thereof, or any amount paid out or advanced hereunder by Beneficiary, are used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any lien or encumbrance upon the Property or any part thereof on a parity with or prior or superior to the lien hereof, then as added security hereunder, Beneficiary shall be subrogated to any and all rights, equal or superior titles, liens and equities, owned or claimed by any owner or holder of said lien or encumbrance, however remote, regardless of whether said lien or encumbrance is acquired by assignment or has been released of record by the holder thereof upon payment.

        14. Beneficiary's Reliance on Tax Bills, Etc. Beneficiary, in making any payment authorized by the Note or this Deed of Trust: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) for the purchase, discharge, compromise or settlement of any other lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

         15. Acceleration of Indebtedness in Case of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Deed of Trust:


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               15.1 The occurrence of Default or an Event of Default under the
Note, the Loan Agreement or any other Loan Document that shall not have been cured within the applicable grace period provided therefor, if any; or

                15.2 If a default shall be made by Trustor with respect to covenants, agreements and obligations of Trustor hereunder involving the payment of money other than interest and/or principal under the Note for a period of five (5) Business Days after written notice from Beneficiary that the same is due and payable (which notice may be in the form of routine billing), or (ii) for a period of thirty (30) days after written notice from Beneficiary to observe or perform any non-monetary covenant or condition contained in this Deed of Trust or any other Loan Documents; provided that if any such failure concerning a non-monetary covenant or condition is susceptible to cure and cannot reasonably be cured within said thirty (30) day period, then Trustor shall have an additional thirty (30) day period to cure such failure and no Event of Default shall be deemed to exist hereunder so long as (x) Trustor commences such cure within the initial thirty (30) day period and diligently and in good faith pursues such cure to completion within such thirty (30) day period, and (y) the existence of such uncured default will not result in any tenant under a Lease having the right to terminate such Lease due to such uncured default; provided, however, if a different notice or grace period is specified with respect to a particular breach under any other subsection of this
Section 15.2, the specific provision shall control.

       16. Acceleration Upon Default; Additional Remedies. Upon the occurrence of any Event of Default, Beneficiary may, at its option, but without obligation to, declare all Secured Obligations to be immediately due and payable without presentment, demand, protest or notice of any kind. Whether or not Beneficiary exercises such option, Beneficiary may do any or all of the following:

                16.1 In person or by agent (with or without bringing any action or proceeding) or by court-appointed receiver, and without regard to the adequacy of its security: enter upon and take possession of the Property, or any part thereof, in its own name or in the name of the Trustee; take any action which it deems necessary or desirable to preserve the value, marketability or rentability of the Property, increase the income therefrom, or protect the security hereof; and, with or without taking possession of the Property, sue for or otherwise collect the Rents and the Income, including those amounts past due and unpaid, and apply the same, less costs and expenses of operation and collection (including attorneys' fees), against any Secured Obligation, all in such order as Beneficiary may determine.

                16.2 Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof.

                16.3 Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Property to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of Santa Clara County, California, and exercise the power of sale under California law.

                16.4 Exercise all other rights and remedies provided in the Note or in this Deed of Trust or other document or agreement now or hereafter secured hereby, or in any document that now or hereafter secures all or any portion of the Secured Obligations, or provided by law.

       17. Foreclosure By Power of Sale.

                17.1 Should Beneficiary elect to foreclose by exercise of the power of sale contained herein, Beneficiary shall notify Trustee and deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may reasonably require.

                17.2 Upon receipt of any such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Election to Sell as is then required (and as such


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terms are defined) by California law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale has been given as required by law, sell the Property at the time and place of sale fixed in such Notice of Sale, either as a whole or in separate lots, parcels or items and in such order as Beneficiary may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at any such sale, and Trustor shall warrant and defend the title of such purchaser(s).

                17.3 After deducting all costs, fees and expenses of Beneficiary and Trustee, including costs of evidence of title in connection with any such sale, Beneficiary shall apply the proceeds of sale, in the following order of priority, to payment of (i) first, all amounts expended under the terms hereof and not then repaid, with accrued interest, (ii) second, all other amounts then secured hereby, in such order as Beneficiary shall determine in its sole and absolute discretion, and (iii) the remainder, if any, to the person(s) legally entitled thereto.

                17.4 To the extent permitted by applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone such sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed by the last postponement or may, in its discretion, give a new notice of sale.

                17.5 A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all Secured Obligations have been satisfied or the entire Property sold, without defect or irregularity.

        18. Appointment of Receiver. While any Event of Default remains uncured, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the value of the Property or Trustor's interest therein, may apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have the usual powers and duties of receivers in similar cases and all the powers and duties of Beneficiary in case of entry as provided herein, and shall continue as such and exercise such powers until the date of confirmation of sale of the Property (unless such receivership is sooner terminated). If the Property includes lots or other units held by Trustor for sale, any receiver specifically may be authorized by the court to process and complete any pending sale transaction theretofore entered into by Trustor, and to hold the proceeds of any such sale as additional collateral for the Secured Obligations.

        19. Application of Funds. Except as otherwise provided herein, while any Event of Default remains uncured, Beneficiary may at any time without notice, apply any amounts received by Beneficiary to pay insurance premiums or taxes, or as Rents, or as insurance or condemnation proceeds, and all other amounts received by Beneficiary from or on account of Trustor or the Property or otherwise, upon any Secured Obligation, in such manner and order as Beneficiary may elect, notwithstanding that any such obligation may not yet be due. The receipt, use or application of any such amount shall not be construed to affect the maturity of any Secured Obligation, any of the rights or powers of Beneficiary or Trustee under the Note or this Deed of Trust, or any of the obligations of Trustor or any guarantor of the Note; nor to cure or waive any default under the Note or this Deed of Trust; nor to invalidate any act of Trustee or Beneficiary.

        20. Cumulative Remedies; No Waiver

                20.1 Trustee and Beneficiary shall each be entitled to enforce payment and performance of any Secured Obligation and to exercise all rights and powers under the Note or under this Deed of Trust or other agreement or any law now or hereafter in force, notwithstanding that some or all of the Secured Obligations may


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now or hereafter be otherwise secured, whether by guaranty, mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance or enforcement of this Deed of Trust, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary shall each be entitled to enforce this Deed of Trust and any such other security in such order and manner as they may in their absolute discretion determine. Trustee's and Beneficiary's rights and remedies under the Note and this Deed of Trust are cumulative and shall be in addition to all rights and remedies provided by law or otherwise from time to time. Every power or remedy given by the Note or this Deed of Trust to Trustee or Beneficiary or to which either of them is otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. No waiver by Beneficiary of any default shall be implied from any omission by Beneficiary to take action on account of such default if such default persists or is repeated. No waiver by Beneficiary of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any covenant or condition of any of the Note or of this Deed of Trust shall be construed as a waiver of any subsequent breach of the same covenant or condition. Beneficiary's consent to or approval of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary Beneficiary's consent to or approval of any subsequent act. Beneficiary's acceptance of the late payment or performance of any Secured Obligation shall not constitute a waiver by Beneficiary of the right to require prompt payment and performance of all further payments and other Secured Obligations. Beneficiary's acceptance of any payment or performance following the filing of a notice of default hereunder shall not constitute a waiver of Beneficiary's right to proceed with the exercise of its remedies for any unfulfilled obligations. Beneficiary's acceptance of any partial payment or performance shall not constitute a waiver by Beneficiary of any rights relating to the unfulfilled portion of the applicable obligation.

                20.2 TRUSTOR HEREBY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THE ENFORCEMENT OF THIS DEED OF TRUST.

        21. Request for Notice. Trustor hereby requests that a copy of any notice of default and a copy of any notice of sale hereunder be mailed to it at the address set forth in the first paragraph of this Deed of Trust.

        22. Beneficiary's Right of Possession in Case of Default. While any Event of Default remains uncured, whether before or after the whole principal sum secured hereby is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, Trustor shall forthwith, upon demand of Beneficiary, surrender to Beneficiary and Beneficiary shall be entitled to take actual possession of the Property or any part thereof, personally, or by its agent or attorneys. In such event Beneficiary, in its sole discretion, may, to the extent permitted by law, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Property, together with all documents, books, records, papers and accounts of Trustor or the then owner of the Property relating to the Property, but not to the business of Cadence or any other tenant therein, and may exclude Trustor, its agents and servants, wholly therefrom and may, in its own name as Beneficiary and under the powers herein granted, hold, operate, manage and control the Property, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues and profits of the Property, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, and with full power, in each case to the fullest extent permitted by law, among other things: (i) to cancel or terminate any Lease or sublease for any cause or on any ground which would entitle Trustor to cancel the same; (ii) to elect to disaffirm any Lease or sublease which is then subordinate to the lien hereof; (iii) to extend or modify any then existing Leases and to make new Leases, which extensions, modifications and new Leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed to any purchaser at a foreclosure sale, it being understood and agreed that any such Leases, and the options or other such provisions to


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be contained therein, shall be binding upon Trustor and all persons whose interests in the Property are subject to the lien hereof and upon any purchaser at any foreclosure sale, notwithstanding any redemption from sale, discharge of the Deed of Trust indebtedness, satisfaction of any foreclosure decree or issuance of any certificate of sale or deed to any purchaser; (iv) to enter into any management, leasing or brokerage agreements covering the Property; (v) to make all necessary or proper repairs, decorations, renewals, replacements, alterations, additions, betterments and improvements to the Property as to it may seem judicious; (vi) to insure and reinsure the same and all risks incidental to Beneficiary's possession, operation and management thereof; and
(vii) to receive all of such avails, rents, issues and profits; Trustor hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Trustor.

                Unless and until Beneficiary shall take possession of the Property, Beneficiary shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Lease. Trustor shall and does hereby agree to indemnify and hold harmless Beneficiary of and from any and all liability, loss or damage which it may or might incur by reason of its performance of any action authorized under this Section 22 and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements of Trustor, except for liability, loss, damage, claims and demands resulting from the gross negligence or intentional misconduct of Beneficiary. Should Beneficiary incur any such liability, loss or damage by its performance or nonperformance of actions authorized by this Section 22, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees and disbursements, together with interest on any such amount at the Default Rate, shall be secured by this Deed of Trust, and Trustor shall reimburse Beneficiary therefor immediately upon demand.

         23. Beneficiary's Right of Inspection. Beneficiary shall have the right to inspect the Property and access thereto shall be permitted for that purpose.

        24. Condemnation. Trustor hereby assigns, transfers and sets over unto Beneficiary its entire interest in the proceeds (the "Condemnation Proceeds") of any award or any claim for damages to the Property or any part thereof taken or damaged under the power of eminent domain or by condemnation or any transaction in lieu of condemnation ("Condemnation"). Provided that (a) no Event of Default exists hereunder or under any other Loan Document at the time any Condemnation Proceeds are to be awarded; and (b) Trustor complies with all conditions set forth in Section 8.2 for the payment of insurance proceeds following a casualty, then, subject to Section 8.2, Trustor shall be entitled to use the Condemnation Proceeds to restore the Property. In all other cases, Beneficiary shall have the right (but not the obligation) to collect, retain and apply to the indebtedness of Trustor under the Loan Agreement, this Deed of Trust and the other Loan Documents all Condemnation Proceeds (after deduction of all reasonable expenses of collection and settlement, including attorneys' fees and disbursements); and, if such Condemnation Proceeds are insufficient to pay such indebtedness in full, to declare the balance remaining unpaid on the Note, this Deed of Trust and the other Loan Documents to be due and payable forthwith and to avail itself of any of the remedies afforded thereby and hereby as in the case of any default thereunder and hereunder. Any Condemnation Proceeds remaining after application to the indebtedness of Trustor shall be paid by Beneficiary to Trustor or to the party then entitled thereto.

        25. Release. If Trustor shall fully pay all principal and interest on the Note and all other indebtedness secured hereby, and shall perform and observe all of the other terms and provisions of the Note and this Deed of Trust to be performed and observed by Trustor, then Beneficiary shall release this Deed of Trust and the lien hereof by proper instrument upon payment and discharge of all indebtedness secured hereby and payment of any filing fee in connection with such release.

        26. Due on Sale or Further Encumbrance. Except as expressly permitted by the terms of the Loan Agreement, if the Property or any interest therein shall be sold, transferred, mortgaged, assigned, further encumbered or leased, whether voluntarily, involuntarily or by operation of law (a "Transfer"), without the prior


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written consent of Beneficiary, Beneficiary, at its sole option, may declare the Secured Obligations hereby immediately due and payable.

        27. Giving of Notice. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given and received: (a) if hand delivered, on the day so delivered to the address set forth below; (b) if mailed, on the third Business Day after the day on which it is deposited in the United States mails in the continental United States, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below;
(c) if by Federal Express or other reputable express courier service, on the next Business Day after delivery to such express courier service, addressed as set forth below; or (d) if by telecopy transmission, on the day and at the time on which delivered to such party at the address and the telecopier number set forth below; provided, if by telecopy transmission, a hardcopy is transmitted concurrently by one of the other means allowed under this section:

                If to Trustor:

                         c/o Cadence Design Systems, Inc.
                         2655 Seely Road, Building 5, MS 5B2
                         San Jose, California  95134

                         Telephone:
                         Telecopier:
                         Attention:  Treasurer

                with a copy to:

                         Cooley Godward Castro Huddleson & Tatum
                         One Maritime Plaza
                         20th Floor
                         San Francisco, California  94111-3580
                         Telephone:  415-693-2000
                         Telecopier:  415-951-3699
                         Attention:  Felice Liang, Esq.

                If to Beneficiary:

                         Credit Lyonnais New York Branch
                         Credit Lyonnais Building
                         1301 Avenue of the Americas
                         New York, New York  10019-6092
                         Telephone:   (212) 261-7000
                         Telecopier:  (212) 261-7890
                         Attention:  Real Estate Group

                with copies to:

                         Credit Lyonnais New York Branch
                         Credit Lyonnais Building
                         1301 Avenue of the Americas
                         New York, New York 10019-6092
                         Telephone:   (212) 261-7050
                         Telecopier:  (212) 459-3187
                         Attention:  Legal Department
               and:

                         Sonnenschein Nath & Rosenthal
                         601 South Figueroa Street
                         15th Floor
                         Los Angeles, California 90017
                         Telephone:   (213) 623-9300
                         Telecopier:  (213) 623-9924
                         Attention:  Charles R. Campbell, Jr., Esq.

                and:

                         Sonnenschein Nath & Rosenthal
                         1221 Avenue of the Americas
                         24th Floor
                         New York, New York 10020-1089
                         Telephone:   (212) 768-6700
                         Telecopier:  (212) 391-1247
                         Attention:  Mark R. Lehrer, Esq.

or at such other address or to such other addressee as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

        28. Indemnification. Trustor agrees to indemnify and hold harmless Beneficiary and each of its Affiliates and each director, officer, employee, attorney, assignee, participants or agent of any of the foregoing persons (each such Person, an "Indemnified Person") from any losses, claims, costs, damages, expenses or liabilities (or actions, suits or proceedings, including any inquiry or investigation, with respect thereto) (collectively, "Claims") to which any Indemnified Person may become subject, insofar as such Claims arise out of, in any way relate to, or result from, this Agreement or any other Loan Document or any of the transactions contemplated hereby and thereby and to reimburse upon demand each Indemnified Person for any and all reasonable legal and other expenses incurred in connection with investigating, preparing to defend or defending any such Claim; provided, however, that:

                         (a) Excluded Claims. Trustor shall not have any obligation (i) to any Indemnified Person to the extent of any Claim made or prosecuted against such Indemnified Person by Trustor, or (ii) to any Indemnified Person for any Claim based on or arising from the gross negligence or willful misconduct of such Indemnified Person;

                         (b) Notice. Trustor shall be given prompt notice of the commencement of any action or proceeding on any Claim and of any overt written threat of litigation on any Claim, but the failure to receive such notice shall not relieve Trustor from any of its obligations under this Section 28, except to the extent Trustor has been actually damaged thereby;

                         (c) Selection of Counsel. Trustor shall have the right, with the consent of the Indemnified Person (which shall not unreasonably be withheld), to select a firm of attorneys as legal counsel to defend any Claim, and Trustor shall pay the fees, expenses and disbursements of such counsel and any special or local counsel; and if the Indemnified Person or such legal counsel determines in good faith that representing such Indemnified Person would or could result in a conflict of interest, or that a defense, crossclaim or counterclaim is available to such Indemnified Person that is not available to any other Person represented by such legal counsel in the same proceeding, then to the extent reasonably necessary to

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
        avoid such a conflict of interest or to permit unqualified assertion of such a defense, crossclaim or counterclaim, such Indemnified Person shall be entitled to separate representation, at Trustor's expense, by legal counsel selected by such Indemnified Person and reasonably acceptable to Trustor, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel;

                         (d) Separate Counsel. Each Indemnified Person shall have the right to be represented by counsel of its own choosing (i) at Trustor's expense whenever any Event of Default is continuing, except that the Trustor shall be obligated under this Section 28 only to pay the reasonable fees and expenses of one firm of attorneys chosen by Beneficiary to represent its interests and the other Indemnified Person as a group, (ii) when such Indemnified Person is entitled to separate representation at Trustor's expense as set forth in Section 28(c), and
        (iii) at any time and under any circumstances at such Indemnified Person's expense; and Trustor and the attorneys selected by Trustor shall cooperate in all reasonable respects with such counsel; and

                         (e) Settlement. Trustor shall be entitled to settle any Claim, at Trustor's sole cost and expense, without the consent of the Indemnified Person if (i) no Event of Default under the Loan is continuing, (ii) the settlement does not and will not, under any circumstances, impose any present or future payment or performance obligation upon the Indemnified Person, and (iii) the settlement includes the giving by the claimant to the Indemnified Person of an unconditional and irrevocable release from all liability in respect of such Claim; and otherwise only upon the prior written consent of the Indemnified Person, which shall not unreasonably be withheld.

        29. Estoppel Affidavits. Trustor, within ten (10) days after written request from Beneficiary, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the indebtedness secured hereby and whether or not any offset or defense exists against such indebtedness, and covering such other matters as Beneficiary may reasonably require.

        30. Binding on Successors and Assigns. The covenants contained in this Deed of Trust shall run with the Land and shall bind Trustor, the successors and assigns of Trustor, all subsequent owners, encumbrancers, tenants and subtenants of the Property, and all persons claiming under or through Trustor, and shall inure to the benefit of Beneficiary, the successors and assigns of the Beneficiary and all subsequent holders of this Deed of Trust.

        31. Definitions of Trustor, Beneficiary and Certain Other Terms.
Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form. The word "Trustor" when used herein shall include the original Trustor named in the first paragraph hereof, the original Trustor's successors and assigns and all owners from time to time of the Property. The word "Beneficiary" when used herein shall include all successors and assigns of the original Beneficiary identified in the first paragraph hereof. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The terms "herein," "hereof" or "hereunder" or similar terms used in this Deed of Trust refer to this entire Deed of Trust and not to the particular provision in which the term is used. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument. The terms of this Deed of Trust supersede the terms of any and all prior instruments consolidated herein. Notwithstanding anything stated herein, to the extent the phrase "an Event of Default exists hereunder" or "the existence of an Event of Default hereunder" is used herein, nothing herein shall require Beneficiary to accept a cure of any default beyond the applicable grace, notice and cure periods, provided herein, if any.

        32. No Third Parties Benefitted. This Deed of Trust is made and entered into for the sole protection and benefit of Beneficiary, and Trustor, their successors and assigns, and no other person or persons shall have any right to action hereon or rights to the funds evidenced by the Note at any time.


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
        33. Maintenance of Trustor's and Affiliated Parties' Interests. In determining whether or not to make the Note secured hereby, Beneficiary examined the creditworthiness of Trustor, found it acceptable and relied and continues to rely upon Trustor for performance of Trustor's obligations under this Deed of Trust. Beneficiary also evaluated the background and experience of Trustor in developing, owning and operating property such as the Property, found it acceptable and relied and continues to rely upon same as the means of maintaining the value of the Property which is Beneficiary's security for the Note secured hereby. Trustor is an entity controlled by individuals or entities well-experienced in borrowing money and owning and operating property such as the Property, was ably represented by a licensed attorney at law in the negotiation and documentation of the Note secured hereby and bargained at arm's length and without duress of any kind for all of the terms and conditions of the Note, including this provision. Trustor recognizes that Beneficiary is entitled to keep its loan portfolio at current interest rates by either making new loans at such rates or collecting assumption fees and/or increasing the interest rate on a loan, the security for which is purchased by a party other than the original Trustor. Trustor further recognizes that any secondary or junior financing placed upon the Property (i) may divert funds which would otherwise be used to pay the Note secured hereby; (ii) could result in acceleration and foreclosure by any such junior encumbrances which would force Beneficiary to take measures and incur expenses to protect the security; (iii) would detract from the value of the Property should Beneficiary come into possession thereof with the intention of selling same; and (iv) impair Beneficiary's right to accept a deed in lieu of foreclosure, as a foreclosure by Beneficiary would be necessary to clear the title to the Property.

                In consequence of the foregoing and for the purposes of: (i) protecting Beneficiary's security, both of repayment by Trustor and of value of the Property; (ii) giving Beneficiary the full benefit of its bargain and contract with Trustor; (iii) allowing Beneficiary to raise the interest rate and/or collect assumption fees; and (iv) keeping the Property free of subordinate financing liens, Trustor agrees that if the provisions of this
Section 33 are deemed to be a restraint on alienation, that the same is reasonable, and that, except as provided in Section 4.7 of the Loan Agreement, any sale, conveyance, assignment, further encumbrance or other transfer of title to the Property or any interest therein (whether voluntary or by operation of law) without Beneficiary's prior written consent shall be an Event of Default hereunder. For the purpose of, and without limiting the generality of, the preceding sentence, it shall be deemed to be an unpermitted transfer of title to the Property and therefore an Event of Default hereunder, giving Beneficiary the right at its election under Section 16 hereof, to declare immediately due and payable the entire indebtedness secured hereby, if without Beneficiary's prior written consent:

                33.1 Trustor shall transfer, convey, alien, pledge, hypothecate or mortgage the Property or any part thereof, or if Trustor shall contract for or commit to any of the foregoing, except as provided in Section 4.7 of the Loan Agreement; or

                33.2 Any Affiliate of Trustor shall Transfer any interest in Trustor in violation of the Loan Agreement; or

                33.3 Trustor Transfers any development rights, "air" rights or other rights to erect or alter any structure on all or any part of the Property, or otherwise permits or suffers any such development rights or suffers any change of the zoning of the Property or part thereof or interest therein or the use which may be made thereof, or enters into any agreement contemplating any of the foregoing.

Any consent by Beneficiary, or any waiver of an Event of Default, under this
Section 33 shall not constitute a consent to, or waiver of any right, remedy or power of the Beneficiary upon a subsequent Event of Default under this Section 33.

        34. Captions; No Oral Changes. The cover page, the table of contents and the captions and headings of various sections of this Deed of Trust are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. This Deed of Trust may only be modified or amended by an agreement in writing signed by Trustor and Beneficiary, and may only be released, discharged or satisfied of record by an agreement in writing signed by Beneficiary.

        35. Security Agreement. As to all Property owned by Trustor (collectively, the "Collateral") located upon or held in connection with the Property which are of such a nature that, as to them, a security interest may be created under the California Uniform Commercial Code, this Deed of Trust shall also constitute a security agreement between Trustor, as debtor, and Beneficiary, as secured party. As to the Collateral, the following provisions shall apply:

              35.1 Assignment. For valuable consideration, Trustor hereby assigns to Beneficiary (and grants to Beneficiary, pursuant to Division 9 of the California Commercial Code, a security interest in and to, and a lien upon) all of Trustor's right, title and interest, whether now existing or hereafter arising, in and to all of the Collateral, both tangible and intangible property described in Section 35.2 below, as security for the prompt payment and performance of each of the Secured Obligations.

              35.2 Collateral.  The Collateral consists of the following:

                         35.2.1 Except as may be owned by any Tenant of the
Property, Trustor's interest in all present and future inventory and equipment, as those terms are defined in the Uniform Commercial Code as in effect in the State of California, and all other present and future personal property of any kind or nature whatsoever, now or hereafter located at, upon or about the Property, or used or to be used in connection with or relating or arising with respect to the Property and/or the use thereof or any improvements thereto, including without limitation all present and further furniture, furnishings, fixtures, goods, machinery, plumbing and plumbing material and supplies, concrete, lumber, hardware, electrical wiring and electrical material and supplies, heating and air conditioning material and supplies, roofing material and supplies, window material and supplies, doors, paint, drywall, insulation, cabinets, ceramic material and supplies, flooring, carpeting, appliance, fencing, landscaping and all other materials, supplies and property of every kind and nature.

                         35.2.2 Except as may be owned by any Tenant of the
Property, Trustor's interest in all present and future accounts, general intangibles, chattel paper, contract rights, deposit accounts, instruments and documents as those terms are defined in the Uniform Commercial Code as in effect in the State of California, now or hereafter relating or arising with respect to the Property and/or the use thereof or any improvements thereto, including without limitation: (i) all rights to the payment of money, including escrow proceeds arising out of the sale or other disposition of all or any portion of the Property, and any accounts arising out of any business conducted on the Property; (ii) all plans, specifications and drawings relating to the development of the Property and/or any construction thereon; (iii) all use permits, occupancy permits, construction and building permits, and all other permits and approvals required by any governmental or quasi-governmental authority in connection with the development, construction, use, occupancy or operation of the Property; (iv) any and all agreements relating to the development, construction, use, occupancy and/or operation of that Property between manager or supervisor, architect, engineer, laborer or supplier of materials; (v) all lease or rental agreements; (vi) all revenues from the business conducted on the Property, of whatever nature; (vii) all names under which the Property is now or hereafter known, and all rights to carry on business under any such names or any variant thereof and any other fictitious business names used by Trustor in connection with the Property or any business conducted thereon; (viii) all trademarks relating to the Property and/or the development, construction, use, occupancy or operation thereof; (ix) all goodwill relating to the Property and/or the development, construction, use, occupancy or operation thereof; (x) all insurance proceeds and condemnation awards arising out of or incidental to the ownership, development, construction, use, occupancy or operation of the Property; (xi) all reserves, deferred payments, deposits, refunds, costs savings, bonds, insurance policies, insurance premiums and insurance payments of any kind relating to the Property; (xii) all loan commitments issued to Trustor in connection with any sale or financing of the Property; (xiii) all water stock, if any, relating to any Property and all shares of stock or other evidence of ownership of any part of or interest in any Property that is owned by Trustor in common with others;
(xiv) any manufacturers', builders' or others' guaranties or warranties of any nature relating to Property or anything located on or relating to it; (xv) any claim or chose in action with respect to any of the foregoing; and (xvi) all supplements, modifications and amendments to the foregoing.

                        35.2.3 All fixtures located upon or within the Property or now or hereafter attached to, installed in, or used or intended for use in connection with the Property, including without limitation any and all partitions, generators, screens, awnings, boilers, furnaces, pipes, plumbing, elevators, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, air conditioning and air cooling equipment, and gas and electric machinery and equipment.

                        35.2.4 All present and future accessories, additions, attachments, replacements and substitutions of or to any or all of the foregoing.

                        35.2.5 All proceeds and products of any or all of the foregoing, including without limitation all monies, deposit accounts, insurance proceeds and other tangible or intangible property received upon a sale or other disposition of any of the foregoing.

               35.3 Representations and Warranties. Trustor hereby represents and warrants that:

                        35.3.1 Trustor is the true and lawful owner of and has good and marketable title to the Collateral, subject only to the rights of Beneficiary under this Section 35.

                        35.3.2 Trustor's principal place of business and accounting offices are located at the address specified in this document for the service of notices upon Trustor.

               35.4 Trustor hereby agrees that:

                         35.4.1 Prior to or simultaneously with Trustor's
execution hereof, Trustor will execute and deliver to Beneficiary, UCC-1 financing statements in form and substance satisfactory to Beneficiary and as required by California law. Thereafter at any time and from time to time, upon demand of Beneficiary, Trustor shall give, execute, acknowledge, file and record any notice, financing statement, continuation statement, assignment, instrument, document or agreement that Beneficiary reasonably deems necessary or desirable to create, preserve, continue, perfect or validate any security interest intended to be created under this Section 35 or to enable Beneficiary to enforce its rights with respect to any such security interest.

                         35.4.2 Trustor shall notify Beneficiary prior to
changing its principal place of business and accounting offices from the location referred to in Section 35.3.2 above.

                         35.4.3 Trustor shall at all times maintain the
Collateral in good condition and will from time to time make all needed and proper replacements, repairs, renewals and improvements so that the value of the Collateral is not impaired.

                         35.4.4 Trustor shall keep the Collateral free of all
liens, claims, security interests and encumbrances other than those described in
Section 35.3.1, above.

                         35.4.5 Notwithstanding Beneficiary's claim to proceeds,
Trustor shall not sell, lease or otherwise transfer or dispose of any material amount of Collateral (and shall not permit any such act) unless Trustor promptly replaces such items of Collateral with items of comparable value and quality.


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
                         35.4.6 Trustor shall not, without Beneficiary's prior
written consent, remove any material amount of the Collateral from the Property unless Trustor promptly replaces such items of Collateral with items of comparable value and quality.

                         35.4.7 Trustor shall, at Trustor's own cost, defend any
and all actions, proceedings and claims affecting the Collateral, including without limitation actions, proceedings and claims challenging Trustor's title to the Collateral or the validity or priority of Beneficiary's security interest under this Section 35.

                         35.4.8 Trustor shall promptly pay all taxes,
assessments, license fees and other public or private charges levied or assessed against any Collateral or any promissory note (including the Note) evidencing any debt secured hereunder.

                         35.4.9 Intentionally left blank.

                         35.4.10 Trustor shall not use any Collateral in
violation of any applicable law, rule or regulation now or hereafter applicable to the Collateral or its use, including (without limitation) laws relating to human health and safety and the protection of the environment. Trustor shall cause any necessary alterations or improvements to the Collateral to put the Collateral into compliance with any such law, rule or regulation.

                         35.4.11 All of the Collateral shall at all times remain
personal property, unless and to the extent that the same constitutes real property or fixtures encumbered by the lien of the Deed of Trust.

                         35.4.12 Trustor shall fully perform all of its duties
with respect to the Collateral and shall diligently enforce all of the Collateral and shall diligently enforce all of the obligations of each obligor thereunder.

                         35.4.13 Trustor will at all times keep accurate and
complete records with respect to the Collateral and agrees that the representatives of Beneficiary shall have the right, at any time during normal business hours or at any other reasonable time, and from time to time, to call, following reasonable notice, at Trustor's places of business where the Collateral or any part thereof may be located or the records pertaining to the Collateral may be kept and to inspect the Collateral and/or examine such records and to make abstracts therefrom or copies thereof.

                         35.4.14 Monies received because of any court or
arbitration award or settlement or insurance payment, for any loss or damage to the Collateral, and proceeds from any condemnation award or settlement relating to the Collateral shall be treated as provided in the Deed of Trust for recoveries relating to the property encumbered thereby.

                         35.4.15 As soon as practicable, and in any event within
10 days, Trustor shall notify Beneficiary of:

                                  A. Any attachment or other legal process
levied against any of the Collateral in excess of $500,000;

                                  B. Any information received by Trustor which
may in any manner materially and adversely affect the value of the Collateral or the rights and remedies of Beneficiary with respect thereto; and

                                  C. The removal of any material amount of the
Collateral to a new location and the removal of any records of Trustor relating to the Collateral to any location other than that set forth in Section 35.3.2, above.


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
Any notice delivered pursuant to this Section 35.4.15 shall set forth the nature of such event and the action which Trustor proposes to take with respect thereto.

               35.5 Events of Default. The occurrence of any Event of Default under Section 15 of the Deed of Trust shall also constitute an Event of Default for purposes of this Section 35.

               35.6 Remedies. In the event of any Event of Default, Beneficiary shall have all of the following rights and remedies with respect to the Collateral, each of which may be exercised with or without further notice to
Trustor:

                         35.6.1 To notify and all obligors on any and all
accounts assigned hereunder (collectively, the "Accounts") that the Accounts have been assigned to Beneficiary and/or that all payments on the Accounts are to be made directly to Beneficiary;

                         35.6.2 To settle, compromise or release on terms accept
able to Beneficiary, in whole or in part, any amounts owing on any or all Accounts;

                         35.6.3 To enforce payment and prosecute any action or
proceeding with respect to any and all Accounts;

                         35.6.4 To extend the time of payment, make allowances
and adjustments and issue credits with respect to Accounts in Beneficiary's name;

                         35.6.5 To foreclose the liens and security interests
created under this Section 35 or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process;

                         35.6.6 To sell, assign, lease, or otherwise dispose of
the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Beneficiary, all at Beneficiary's sole option and as Beneficiary may deem advisable in its sole discretion;

                         35.6.7 To declare all Secured Obligations immediately
due and payable; and

                         35.6.8 To exercise any and all other rights and
remedies that Beneficiary may have in any jurisdiction where enforcement of this
Section 35 is sought, including without limitation all rights and remedies of a secured party under any applicable section of the California Commercial Code. Beneficiary shall have the right to enforce one or more of Beneficiary's remedies successively or concurrently, and such action shall neither estop nor prevent Beneficiary from pursuing any and all further remedies that it may have. In the event that Trustor fails to perform any obligation set forth in this
Section 35, Beneficiary may, but shall not be obligated to, perform the same, and the cost thereof shall be payable by Trustor on demand and shall bear interest at the default rate of interest set forth in the Note. No failure on the part of Beneficiary to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof or of any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

              35.7 Sale of Collateral. The following shall apply with respect to any sale, assignment, lease or other disposition of the Collateral by Beneficiary pursuant to Section 35.6, above.

                         35.7.1 Trustor shall, at Beneficiary's request,
assemble any and all Collateral and make it available to Beneficiary at such places as Beneficiary designates that are reasonably convenient to both parties, whether at the premises of Trustor or elsewhere, and shall make available to Beneficiary all premises and facilities of Trustor for the purpose of Beneficiary's taking possession of the Collateral or removing or putting the Collateral in saleable form.

                        35.7.2 If any Collateral requires repair, maintenance, preparation or the like, or is in process or other unfurnished state, Beneficiary shall have the right to perform all repairs, maintenance, preparation and other processing and completion of manufacture required to put the same in such saleable form as Beneficiary deems appropriate, but Beneficiary shall also have the right to sell or dispose of such Collateral without any such repairs, maintenance, preparation or processing.

                        35.7.3 Beneficiary shall give Trustor no less than five
(5) Business Days prior written notice of any such sale, assignment, lease or other disposition. Trustor agrees that such notice is commercially reasonable and Trustor hereby waives all other notices, demands and advertisements of any kind.

                        35.7.4 Beneficiary may bid or purchase at any such sale, if public, free from any right or redemption that Trustor may have, which right of redemption is hereby waived, and Beneficiary may restrict the prospective bidders or purchasers at any such sale to persons who will represent and warrant that they are acquiring the Collateral for their own account and otherwise in compliance with the federal Securities Act of 1933, as amended.

                        35.7.5 Because of present or future circumstances, a question may arise under the federal Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws") with respect to any disposition of the Collateral. Trustor acknowledges that compliance with the Federal Securities Laws may strictly limit Beneficiary's course of conduct in disposing of all or any part of the Collateral and may also limit the extent to which or the manner in which may subsequent transferee of the Collateral may dispose of the same, and that there may be other legal restrictions or limitations affecting Beneficiary in any attempts to dispose of all or any part of the Collateral under applicable "Blue Sky" or other state securities laws or similar laws analogous in purpose or effect.

               35.8 Facilitation of Rights and Remedies. To facilitate the exercise by Beneficiary of the rights and remedies set forth in this Section 35, Trustor authorizes Beneficiary to exercise any or all of the following powers following the occurrence of an Event of Default:

                         35.8.1 To enter any premises where any Collateral may
be located for the purpose of taking possession of or removing such Collateral, to remove from any premises where any Collateral may be located the Collateral and any and all documents, instruments, files and records relating to the Collateral, and any receptacles and cabinets containing the same (it being understood that the Collateral shall not include any property of Cadence or any other tenant of the Property); and

                         35.8.2 To take or bring, in Beneficiary's name or in
the name of Trustor, all steps, actions, suits or proceedings deemed reasonably necessary or desirable by Beneficiary to effect collection or to realize upon Accounts and any other Collateral.

              35.9 Application of Proceeds. The net cash proceeds resulting from any collection, liquidation, sale or other disposition of the Collateral by Beneficiary pursuant to this Section 35 shall be applied first to the expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing, preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of other indebtedness and obligations owing by Trustor to Beneficiary, application as to particular obligations or against principal or interest to be in Beneficiary's absolute discretion.

              35.10 Beneficiary's Costs and Expenses. Trustor shall reimburse Beneficiary on demand for all costs and expenses (including attorneys' fees) incurred by Beneficiary in connection with the enforcement of

Beneficiary's rights under this Section 35, regardless of whether any suit is filed, including without limitation all costs and expenses incurred in checking, retaking, holding, handling, preparing for sale and selling or otherwise disposing of any and all Collateral. Such reimbursement obligations shall bear interest from the date of demand at the default rate of interest set forth in the Note.

              35.11 Obligations Unconditional. Trustor's obligation to perform and observe the agreements and covenants contained in this Section 35 shall be absolute and unconditional. Until such time as all Secured Obligations have been fully paid and performed, Trustor (a) shall perform and observe all of its agreements and covenants contained in this Section 35; and (b) shall not terminate this security agreement for any cause, including without limitation any acts or circumstances that may constitute failure of consideration, destruction or, or damage to, the Collateral, commercial frustration of purpose, any change in the laws of the United States of America or of the State of California or any political subdivision of either, or any failure of Beneficiary to perform or observe any agreement, whether express or implied, or any duty, liability or obligation, arising out of or in connection with this Section 35 or otherwise.

              35.12 Non-liability of Beneficiary. Trustor hereby agrees that neither Beneficiary's acceptance of the security interests granted under this
Section 35 nor any exercise by Beneficiary of its rights and remedies under this
Section 35 shall be deemed to be an assumption by Beneficiary of any of Trustor's obligations and liabilities under the terms of any of the Collateral.

              35.13 Miscellaneous Waivers. Presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any proceeds to which Beneficiary is entitled under this Section 35.

              35.14 Successors and Assigns. Subject to any applicable restrictions on assignment contained elsewhere in this document or in the Note, this Section 35 shall bind, and shall inure to the benefit of, the respective heirs, executors, administrators, successors and assigns of Trustor and Beneficiary. The term "Beneficiary" shall include any holder or owner from time to time (including any pledge or assignee) of the Note or any other Secured Obligation.

              35.15 Intentionally left blank.

              35.16 Notices. All notices or communications herein required or permitted to be given shall be in writing and shall be governed in all respects by the notice provisions of the Note and Deed of Trust.

              35.17 Definitions. Unless otherwise defined herein or in the Note, words used in this Section 35 shall have the meanings given them in the California Commercial Code.

        36. Terms Subject to Applicable Law; Partial Invalidity; Maximum Allowable Rate of Interest

                36.1 Trustor and Beneficiary intend and believe that each provision in this Deed of Trust comports with all applicable local, state and federal Laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Deed of Trust is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Deed of Trust to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Trustor and Beneficiary that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, and that the remainder of this Deed of Trust and the Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein or therein, and that the rights, obligations and interests of Trustor and Beneficiary under the remainder of this Deed of Trust shall continue in full force and effect.

               36.2 All agreements herein and in the Note are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance of the Note, or otherwise, shall the amount paid or agreed to be paid to the holders of the Note for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Note or any other agreement referred to herein, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if from any circumstance the holders of the Note shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under the Note and not to the payment of interest.

        37. Further Assurances. Trustor and Beneficiary agree to do, and to cause to be done, such further acts and things and to execute and deliver, or to cause to be executed and delivered, such additional assignments, agreements, powers and instruments, as any of them may reasonably require or deem advisable to keep valid and effective the charges and lien hereof, to carry into effect the purposes of this Deed of Trust or to better assure and confirm unto any of them their rights, powers and remedies hereunder; and, upon request by Beneficiary, Trustor shall supply evidence of fulfillment of each of the covenants herein contained concerning which a request for such evidence has been made.

        38. Nonforeign Entity. Section 1445 of the Internal Revenue Code of 1986, as amended ("IRC") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Beneficiary whether or not withholding of tax will be required in the event of the disposition of the Property or the improvements constructed thereon pursuant to the terms of this Deed of Trust, Trustor hereby certifies, under penalty of perjury, that:

                38.1 Trustor is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the IRC and the regulations promulgated thereunder;

                38.2 Trustor's U.S. employer identification number is
                                                                     -----------
        ; and


                38.3 Trustor's principal place of business is c/o Cadence Design Systems, Inc., 555 River Oaks Parkway, San Jose, California 95134,
        Attention: Treasurer.

It is understood that Beneficiary may disclose the contents of this certification to the Internal Revenue Service, and that any false statement contained herein could be punished by fine, imprisonment or both. Trustor covenants and agrees to execute such further certificates, which shall be signed under penalty of perjury, as Beneficiary shall reasonably require. The covenant set forth herein shall survive the foreclosure of the lien of this Deed of Trust or acceptance of a deed in lieu thereof.

        39. Truth-in-Lending. Trustor represents and agrees that the obligation secured hereby is an exempt transaction under the Truth-in-Lending Act, 15 U.S.C., Section 1601 et seq.

        40. No Offsets. No offset or claim that Trustor now has or may have in the future against Beneficiary shall relieve Trustor from paying any amounts due under the Note or hereunder or from performing any other obligations contained herein or secured hereby.

        41. Declaration of Subordination. At the option of Beneficiary, this Deed of Trust shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any Condemnation Proceeds), to any Lease of all or any part of the Property upon the execution by Beneficiary and recording of a unilateral declaration to that effect.

        42. Appointment of Successor Trustee. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trust created hereunder upon 30 days' prior written notice to Beneficiary. Regardless of whether such resignation occurs, Beneficiary may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Beneficiary, in its sole discretion, so elects, and if permitted by law, Beneficiary may substitute such successor or successors by recording, in the office of the recorder of the county where the Property are located, a document executed by Beneficiary and containing the name of the original Trustor and Beneficiary hereunder, the book and page where this Deed of Trust is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties of the predecessor Trustee hereunder.

        43. Governing Law. THIS DEED OF TRUST, THE NOTE, AND ALL OTHER INSTRUMENTS EVIDENCING AND SECURING THE LOAN SECURED HEREBY WERE ENTERED INTO, AND ARE TO BE PERFORMED IN, THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICTS) OF THE STATE OF CALIFORNIA.

                IN WITNESS WHEREOF, Trustor has executed this Deed of Trust on the day and year first above written.

TRUSTOR:                          RIVER OAKS PLACE ASSOCIATES, L.P.,
                                  a California limited partnership

                                  By SEELEY PROPERTIES, INC.,
                                     a California corporation
                                  Its General Partner

                                           By
                                             ---------------
                                           Its
                                              --------------

[Attach Notarial Acknowledgment]

STATE OF
        --------------------

COUNTY OF
         -------------------

On _____________, 199__, before me,_______________________ , personally appeared
_____, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ___________________________

My commission expires: _____________

[seal]

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

All that certain property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcels 1 and 2, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 22, 1991, in Book 624 of Maps, page(s) 23 and 24.

RECORDING REQUESTED BY:

AND AFTER RECORDING RETURN TO:

SONNENSCHEIN NATH & ROSENTHAL
601 SOUTH FIGUEROA STREET
SUITE 1500
LOS ANGELES, CALIFORNIA 90017
ATTENTION:  CHARLES R. CAMPBELL, JR.

                       Space Above for Recorder's Use Only

                         ASSIGNMENT OF LEASES AND RENTS



                            Dated: As of May 31, 1996
                          in the amount of $20,000,000

                                     MADE BY

                       RIVER OAKS PLACE ASSOCIATES, L.P.,

                                     - TO -

                         CREDIT LYONNAIS NEW YORK BRANCH

                         ASSIGNMENT OF LEASES AND RENTS

                  THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made as of May __, 1996, by RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, having an office address c/o Cadence Design Systems, Inc., 555 River Oaks Parkway, San Jose, California 95134, Attention: Treasurer ("Assignor"), for the benefit of CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, having an office at Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, and its successors and assigns ("Assignee").

                                    RECITALS:

                  A. Assignor and Assignee are parties to that certain Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which Assignee has agreed to make a loan to Assignor in the principal amount of $20,000,000 (the "Loan"). All capitalized terms used but not defined in this Assignment shall have the respective meanings given to them in the Loan Agreement.

                  B. The Loan is to be secured by, among other things, the Deed of Trust, which Deed of Trust encumbers, among other things, the real property described on EXHIBIT A attached hereto, together with all improvements thereon (collectively, the "Project"). The Project is and will be the subject of "Leases" (as hereinafter defined) now or hereafter made by or on behalf of Assignor, or the then owner of the Project, as landlord.

                  C. It is a condition precedent to Assignee's making the Loan that Assignor assign, transfer and set over to Assignee, all right, title and interest of Assignor in, to and under the Leases and the "Rents" (as hereinafter defined), as additional security and collateral for the payment and performance by Assignor of the Loan and all of Assignor's obligations under the Loan Documents.

                  NOW, THEREFORE, Assignor, intending to be legally bound, agrees as follows:

                  FOR VALUE RECEIVED, Assignor hereby assigns, transfers and sets over to Assignee, all right, title and interest of Assignor in, to and under the following:

                  (i) all leases, subleases, licenses, concessions, tenancies, rental agreements, occupancy agreements and any other agreements demising, leasing or otherwise creating the right of possession or right of use without transfer of title, whether written or oral, now or hereafter existing, covering all or any part of the Project, including, without limitation, those certain leases of space in the Project, dated June 29, 1989, by and between Assignor and Cadence Design Systems, Inc., a Delaware corporation, as may be supplemented or amended from time to time with the prior written approval of Lender (all such leases, subleases, licenses, concessions, tenancies, rental agreements, occupancy agreements and any other agreements, together with all modifications, extensions and renewals thereof, are collectively referred to herein as the "Leases"), together with all the right, power and authority of Assignor to alter, modify or change the terms of the Leases, or to surrender, cancel or terminate the Leases;

                  (ii) all guarantees which may exist from time to time of the obligations of the lessees (each a "Lessee" and collectively the "Lessees") under the Leases; and

                  (iii) the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due, or to which Assignor may now or shall hereafter (whether upon the expiration of any applicable period of redemption, or otherwise) be or become entitled, or may demand or claim, arising or issuing from or out of the Leases, of any guarantee thereof, or from or out of the Project or any part thereof, or from any accounts into which the same may have been or may be deposited, including, but not limited to: minimum rents, additional rents, escalation rents, percentage rents, parking charges and fees, tax and insurance contributions and deposits, payments in respect of and/or proceeds from the sale of electricity, gas, chilled and heated water and other utilities and services, deficiency rents, damages and/or liquidated damages following default, premiums payable upon the exercise of a termination or cancellation privilege provided for in any Lease and all proceeds payable under any policy of insurance covering loss of rents or business interruption with respect to the Leases or the Project, together with any and all rights and claims of any kind which Assignor now has or may hereafter have against any Lessee under any Lease or any subtenants or occupants of the Project (all of the foregoing being collectively hereinafter referred to as "Rents").

                  IT IS THE INTENTION OF ASSIGNOR AND ASSIGNEE THAT THE FOREGOING ASSIGNMENT ESTABLISH A PRESENT AND ABSOLUTE TRANSFER AND ASSIGNMENT TO ASSIGNEE OF ALL LEASES AND RENTS.

                    IT IS FURTHER UNDERSTOOD AND AGREED THAT:

                  1. Subject to Section 5 below, Assignor hereby constitutes and appoints Assignee and its successors and assigns and its agents and attorneys as its true and lawful attorney, coupled with an interest, in the name, place and stead of Assignor, with or without taking possession of the Project, personally or by receiver (as provided in the Deed of Trust), at the option of Assignee at any time and from time to time,

                  (a) to rent, lease or let all or any portion of the Project to any party or parties at such rental and upon such terms as Assignee shall, in its sole discretion, determine and to demand, sue for, attach, levy, settle, compromise, recover, collect and receive all Rents and any premium or penalty payable upon the exercise by any Lessee under any Lease of a privilege of cancellation originally provided in such Lease and give proper receipts, releases and acquittances therefor and to avail itself of and pursue all remedies for the enforcement of the Leases and Assignor's rights in and under the Leases, all in the same manner as Assignor might have done but for this Assignment; and

                  (b) to subject and subordinate at any time and from time to time any of the Leases or any part thereof to the lien and security interest of the Deed of Trust or any other mortgage, deed of trust or security agreement on, or to any ground lease, of the Project, or to request or require such subordination, where such reservation, option or authority was reserved to Assignor under any such Lease, or in any case where Assignor otherwise would have the right, power or privilege so to do.

                  The foregoing appointment is irrevocable and continuing and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns so long as any part of the indebtedness secured by the Deed of Trust remains unpaid and undischarged. Assignor hereby ratifies and confirms all that its said attorneys or Assignee shall do or cause to be done by virtue of the powers granted hereby.

                  2. Assignor represents and warrants to, and covenants with, Assignee as follows: Assignor is the lessor, and possesses all of the rights of the lessor, under each of the Leases; Assignor has not heretofore assigned or pledged the Leases or Rents or any interest therein; as of the date hereof, the Leases are in full force and effect; as of the date hereof, no default exists on the part of Assignor, as lessor, or, to Assignor's knowledge, on the part of any of the Lessees except as disclosed to Assignee, in the performance of the terms, covenants, provisions or agreements in the Leases and Assignor knows of no condition which, with the giving of notice or the passage of time, or both, would constitute such a default except as disclosed to Assignee; no Rents have been paid by any Lessee for more than one (1) month in advance; and the payment of none of the Rents to accrue under the Leases has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by Assignor.

                 3.        Assignor agrees as follows:

                 (a) The Leases shall remain in full force and effect irrespective of any merger of the interest of the Lessor and Lessee thereunder;

                 (b) except in the ordinary course of business, or as otherwise permitted under the Loan Agreement, Assignor shall not in any material respect modify or amend any Lease or any of the terms thereof, or grant any concessions in connection therewith, either orally or in writing, or accept a surrender thereof, without, in each instance, the prior written consent of Assignee, and any attempted material modification or amendment, any grant of any concession or any acceptance of a surrender of, or in respect of, any of the Leases without such prior written consent shall be null and void;

                 (c) Assignor shall not collect any of the Rents arising or accruing under any of the Leases in advance of the time when the same become due, except as may be permitted by the Deed of Trust;

                 (d)       Assignor shall not discount any future accruing
                           Rents;

                 (e) Assignor shall not execute any other assignments of any of the Leases or any interest therein or in any of the Rents;

                 (f) Assignor shall perform all of Assignor's covenants and agreements as lessor under the Leases;

                 (g) Assignor shall not suffer or permit to occur any release of liability of any of the Lessees and shall not permit any of the Lessees to withhold payment of Rent;

                 (h) Assignor shall give prompt notices to Assignee of any notice of default on the part of Assignor with respect to any Lease received from the Lessee thereunder, and shall furnish Assignee with complete copies of said notices;

                 (i) Assignor shall, if so requested by Assignee, enforce the Leases and all remedies available to Assignor against the Lessees, in case of default under any of the Leases by any of the Lessees;

                 (j) none of the rights or remedies of Assignee under the Deed of Trust shall be delayed or in any way prejudiced by this Assignment;

                 (k) notwithstanding any variation of the terms of the Deed of Trust or any extension of time for payment thereunder or any release of part or parts of the real estate conveyed thereunder, the Leases and benefits hereby assigned shall continue as additional security in accordance with the terms of this Assignment until the indebtedness secured hereby is repaid in full;

                 (l) Assignor shall not in any material respect alter, modify or change the terms of any guarantees of any of the Leases or cancel or terminate such guarantees without the prior written consent of Assignee;

                 (m) Assignor shall not consent to any assignments of any of the Leases, or any subletting thereunder, without the prior written consent of Assignee, except in accordance with their respective terms and the terms of the Loan Agreement;

                 (n) Assignor shall not request, consent to, agree to or accept a subordination of any of the Leases to any mortgage or other encumbrance now or hereafter affecting the Project, except as provided in Section 6 below; and

                 (o) no Lease shall contain any right of first refusal or option to purchase all or any portion of the Project.

                  4. This Assignment is given as additional security for the payment of the Note, all sums due under the Loan Agreement and all other sums secured by the Deed of Trust. The security of this Assignment is and shall be primary and on a parity with the real estate conveyed by the Deed of Trust and not secondary. All amounts collected hereunder, after deducting the expenses of operation of the Project and after deducting the expenses of collection, shall be applied on account of the indebtedness secured by the Deed of Trust and the other Loan Documents, or in such other manner as may be provided for in the Deed of Trust or the Loan Agreement, or in any general assignment of rents given as additional security for said indebtedness.

                  5. Notwithstanding anything in this Assignment to the contrary, but without limiting the generality of the present and absolute assignment hereby established, it is expressly understood and agreed that, until the occurrence of an Event of Default, Assignee shall not exercise any of the rights or powers herein conferred upon it and Assignor shall have the right, under a license (revocable under the terms of this Section ) granted hereby, and Assignee hereby grants to Assignor such a revocable license, to collect, but not more than one (1) month in advance, all of the Rents and to use and apply the Rents in any manner not inconsistent with this Assignment, the Note, the Loan Agreement, the Deed of Trust or any of the other Loan Documents, but only as trustee for the benefit of Assignee. Upon the occurrence and during the continuance of an Event of Default, the license granted hereby shall be revoked automatically (and without the necessity of taking any action) and Assignee shall be entitled, upon notice to Lessees, to all Rents and other amounts then due or thereafter accruing under the Leases. This Assignment shall constitute a direction to and full authority to Lessees to pay all such amounts to Assignee without proof of the default relied upon. Lessees are hereby irrevocably authorized to rely upon and comply with (and shall be fully protected in so doing) any notice or demand by Assignee for the payment to Assignee of any rental or other sums which may be or thereafter become due under the Leases, or any of them, or for the performance of any of Lessees' undertakings under the Leases and shall have no right or duty to inquire as to whether any default under the Deed of Trust has actually occurred or is then existing.

                  6. Upon issuance of a deed or deeds pursuant to foreclosure of the Deed of Trust, all right, title and interest of Assignor in and to the Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by Assignor.

                  7. In the exercise of the powers herein granted to Assignee, no liability shall be asserted or enforced against Assignee, all such liability being hereby expressly waived and released by Assignor, unless such liability results from Assignee's acts constituting gross negligence or willful misconduct on the part of Assignee or its employees or agents. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under any of the Leases or under or by reason of this Assignment. Assignor shall and does hereby agree to defend and indemnify Assignee and to hold it harmless of and from any and all liability, loss or damage which it may or might incur under any of the Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases, unless the liability, loss or damage results from Assignee's acts constituting gross negligence or willful misconduct on the part of Assignee. Should the Assignee incur any such liability, loss or damage under any of the Leases or under or by reason of this Assignment, other than liability, loss or damage arising from the gross negligence or willful misconduct of Assignee or its employees or agents, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by the Deed of Trust and the other Loan Documents, and Assignor shall reimburse Assignee therefor immediately upon demand.

                  8. The acceptance by Assignee of the assignment provided herein, together with all of the rights, powers, privileges and authority created herein or in the Deed of Trust, shall not, prior to entry upon and taking possession of the Project by Assignee, be deemed or construed to constitute Assignee as a trustee or "mortgagee-in-possession", nor thereafter or at any time or in any event obligate Assignee to appear in or defend any action or proceeding relating to the Leases, the Rents or the Project or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Lease or to assume any obligation or responsibility for any security deposits delivered to Assignor by any Lessee, nor shall Assignee be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Project, except for gross negligence or willful misconduct.

                  9. Any amounts received by Assignor or its agents for performance of any actions prohibited by the terms of this Assignment, including any amounts received in connection with any cancellation, modification or amendment of any of the Leases prohibited by the terms of this Assignment, and any amounts received by Assignor as Rents income, issues, or profits from the Project from and after the occurrence of any Event of Default under the Loan Agreement or under any of the other Loan Documents, shall be held by Assignor as trustee for Assignee and all such amounts shall be accounted for to Assignee and shall not be commingled with other funds of Assignor. Any person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Assignee as if such person had actual or constructive notice that such funds were impressed with a trust in accordance herewith; by way of example and not of limitation, such notice may be given by an instrument recorded in the Office of the County Recorder for the County of Santa Clara, State of California, stating that Assignor has received or will receive such amounts in trust for Assignee.

                 10. In the event any Lessee should be the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state, or local statute which provides for the possible termination or rejection of the Leases assigned hereby, Assignor covenants and agrees that if any of the Leases is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Assignee, and any check in payment of damages for termination or rejection of any such lease will be made payable both to Assignor and Assignee. Assignor hereby assigns any such payment to Assignee and further covenants and agrees that upon the request of Assignee, it will duly endorse to the order of Assignee any such check, the proceeds of which will be applied to the indebtedness secured by this Assignment.

                  11. This Assignment is intended to be supplementary to and not in substitution for or in derogation of any assignment of rents to secure said indebtedness contained in the Deed of Trust or in any other document. In the event of any inconsistency between the terms and provisions of this Assignment and the Deed of Trust, the terms and provisions of this Assignment shall govern; provided, however, that it shall not be deemed an inconsistency that the rights and remedies under the two agreements are not identical, in which case the terms and provisions providing the maximum protection and benefit to Assignee shall govern.

                  12. No remedy herein or in any of the other Loan Documents conferred upon or reserved to Assignee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder and under the other Loan Documents, or now or hereafter existing at law or in equity or by statute. No delay or omission of Assignee in exercising any right or power granted hereunder shall impair any such right or power, or shall be construed to be a waiver of any default, or any acquiescence therein.

                  13. This Assignment shall include any extensions, modifications and renewals of the Leases, and any reference herein to the Leases shall be construed as including any such extensions, modifications and renewals.

                  14. This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. All words and phrases shall be taken to include the singular or plural, and the masculine, feminine or neuter gender, as may fit the case. This Assignment shall be construed without regard to any presumption or rule requiring construction against the party causing this instrument to be drafted.

                  15. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICTS) OF THE STATE OF CALIFORNIA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. TO THE GREATEST EXTENT PERMITTED BY LAW, ASSIGNOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY ASSIGNEE.

                  16. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS ASSIGNMENT, THE PROJECT OR ANY OTHER DOCUMENT EVIDENCING OR SECURING THE LOAN (EACH, A "PROCEEDING"), ASSIGNOR AND ASSIGNEE IRREVOCABLY (A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA LOCATED IN THE COUNTY OF SANTA CLARA AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA; AND (B) WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE ASSIGNEE FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. ASSIGNOR AND ASSIGNEE FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER


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
APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY CALIFORNIA STATE OR UNITED STATES COURT SITTING IN THE CITY OF SAN JOSE AND COUNTY OF SANTA CLARA MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO ASSIGNOR OR ASSIGNEE AT THEIR RESPECTIVE ADDRESSES INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; PROVIDED, HOWEVER, THAT IF DELIVERY SHALL BE REFUSED, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

                  17. All of the rights, powers, privileges and immunities herein granted and assigned to Assignee shall also inure to its successors and assigns, including all holders, from time to time, of the Note.

                  18. ASSIGNOR AND ASSIGNEE EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS ASSIGNMENT OR ANY OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS ASSIGNMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date and year first written above.

                                       ASSIGNOR:

                                       RIVER OAKS PLACE ASSOCIATES, L.P.,
                                       a California limited partnership

                                       By SEELEY PROPERTIES, INC.,
                                        a California corporation
                                       Its General Partner

                                            By
                                              ---------------
                                            Its
                                               --------------
[Attach Notarial Acknowledgment]


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STATE OF ___________

COUNTY OF __________________

On _______________, 1996, before me,__________________________________, personally appeared _____, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

My commission expires: __________________

[seal]

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

All that certain property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcels 1 and 2, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 22, 1991, in Book 624 of Maps, page(s) 23 and 24.


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
                       ASSIGNMENT OF PARTNERSHIP INTERESTS
                             SEELEY PROPERTIES, INC.

         THIS ASSIGNMENT OF PARTNERSHIP INTERESTS ("Assignment") made as of May ___, 1996, between SEELEY PROPERTIES, INC., a California corporation ("Assignor"), and CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of The Republic of France, having an office at Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019 ("Assignee"), its successors and assigns.

                                R E C I T A L S:

         A. RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership ("Borrower"), and Assignee are parties to a certain Loan Agreement of even date herewith (as the same may be amended from time to time, the "Loan Agreement"), pursuant to which Assignee has agreed to make a loan to Borrower in the principal amount of $20,000,000 (the "Loan"). All capitalized terms used but not defined in this Assignment shall have the respective meanings given to them in the Loan Agreement.

         B. To evidence the Loan, Borrower has executed and delivered in favor of Assignee a promissory note, of even date herewith (as the same may be amended from time to time, the "Note"). To secure payment of the Note and the performance of Borrower's obligations under the Loan Agreement, Borrower has executed and delivered to Assignee, among other things, a Deed of Trust, Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, of even date herewith (as the same may be amended from time to time, the "Deed of Trust"). The Deed of Trust is a first lien on the real property described on Exhibit A annexed hereto and made a part hereof and all buildings and other improvements now or hereafter located thereon (collectively, the "Premises").

         C. Assignor is the general partner of Borrower and will therefore derive financial benefit from the making of the Loan.

         D. As a condition to the making of the Loan, Assignee has required that Assignor assign, transfer and set over to Assignee, and Assignor has agreed to assign, transfer and set over to Assignee, all right, title and interest of Assignor in and to its partnership interests in Borrower as additional security and collateral for the payment and performance by Borrower of the Loan and all of Borrower's obligations under the Loan Documents.

                               A G R E E M E N T:

                  Accordingly, the parties hereto agree as follows:

         1.                Definitions.  As used herein, the term:

                 "Collateral" shall have the meaning ascribed thereto in
         Section 3 hereof.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder from time to time.

                 "Event of Default" shall have the meaning ascribed thereto in
        Section 5 hereof.

                 "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder from time to time.

                  "Lien" shall mean any lien, pledge, charge, security interest or encumbrance of any kind, including, without limitation, any conditional sale agreement or other title retention agreement.

                 "Partnership Agreement" shall have the meaning ascribed to it in Section 2(g) hereof.


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
                 "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                 "Secured Obligations" shall mean, collectively, the prompt payment and performance in full when due, whether at stated maturity or otherwise of all obligations of Borrower now existing or hereafter arising under or in respect of the Loan.

                 "Transfer" shall have the meaning ascribed to it in Section 4(b) hereof.

                 "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

         2. Representations and Warranties. Assignor represents and warrants to Assignee that:

                  (a) Assignor is Borrower's sole general partner, and Assignor owns a one percent (1%) interest in Borrower;

                  (b) Assignor is not insolvent and no litigation or proceedings are pending, or to the best of Assignor's knowledge threatened, against Assignor which if determined adversely to Assignor would, either individually or in the aggregate, materially and adversely affect the financial condition, business or affairs of Assignor;

                  (c) the Collateral is free of all Liens except for the security interests granted to Assignee pursuant to this Assignment;

                  (d) neither the execution and delivery of this Assignment, the assignment of the Collateral contained herein, the performance by Assignor of its obligations and covenants hereunder, nor the exercise by Assignee of its remedies hereunder do or will conflict with, cause a default under or create a state of facts which, with notice or passage of time, or both, would constitute a default under, (i) any document, agreement, undertaking or obligation of Assignor or by which Assignor is bound, (ii) the Partnership Agreement or any other agreements creating or governing Borrower, or (iii) any agreement affecting the Premises;

                  (e) no consent, approval or waiver of any Person is required for the execution and delivery by Assignor of this Assignment or the performance by Assignor of its obligations and covenants hereunder;

                  (f) Assignor has the right to assign the Collateral;

                  (g) the Agreement of Limited Partnership of RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, dated as of April 1, 1996 (the "Partnership Agreement"), constitutes the only documents creating or governing Borrower, and same has not been modified or amended in any respect;

                  (h) none of the assets of Assignor are "plan assets" of any employee benefit plan covered by ERISA or Section 4975 of the Internal Revenue Code; and

                  (i) Assignor has a place of business at 555 River Oaks Parkway, San Jose, California 95134.

         3. Collateral. As collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, Assignor hereby assigns and grants to Assignee a continuing first priority Lien on and security interest in and to (a) its entire general partnership interest in Borrower, including, without limitation, all of its voting rights, (b) all of its right, title and interest in and to any and all distributions, profits, surplus, assets and capital of Borrower, and (c) all of the proceeds of the foregoing (collectively, the "Collateral").


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
         4. Covenants. Assignor hereby covenants to Assignee as follows:

                  (a) Assignor will not permit the Partnership Agreement to be materially amended or modified without the written consent of Assignee, which shall not be unreasonably withheld or delayed;

                  (b) Except as permitted in the Loan Agreement, Assignor shall not sell, assign, pledge, grant a security interest in, transfer, mortgage or otherwise hypothecate (any of the foregoing being referred to herein as a "Transfer") any of the Collateral, or any interest therein, or attempt to do so, nor permit or suffer to exist any levy, judicial seizure, attachment, garnishment or other security interest thereof or therein, without the written consent of Assignee;

                  (c) Except as expressly permitted by the terms of the Loan Agreement, Assignor will not suffer or permit Borrower to sell or assign or otherwise transfer, either in whole or in part, the Premises or any interest therein;

                  (d) Assignor will pay promptly when due all taxes and assessments upon or with respect to the Collateral (including, without limitation, the income or profits therefrom), this Assignment or any other agreement or instrument executed pursuant thereto or hereto;

                  (e) Assignor shall, at its sole cost and expense, defend the Collateral against all claims and demands of all Persons other than Assignee at any time claiming any interest in the Collateral;

                  (f) To the extent permitted by law, all rights of Assignee and all obligations of Assignor hereunder shall be absolute and unconditional irrespective of, and shall not in any manner be affected or impaired by:

                           (i) any lack of validity or enforceability of the
                  Note, the Loan Agreement or any other Loan Document; or

                           (ii) any failure to perfect or continue perfection or
                 lack of priority of Assignee's security interest in any of the Collateral or any other collateral security for the Secured Obligations; or

                           (iii) the acceptance by Assignee or any other holder
                 of any of the Secured Obligations of any other security for or guaranty of the Secured Obligations; or

                           (iv) except in connection with the full repayment of
                 the Loan, any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations, or of any collateral security therefor, or of any guaranty thereof, or of the Note, the Loan Agreement or any of the other Loan Documents executed in connection therewith; or

                           (v) any change in the time, manner or place of
                 payment of, or any other term of, all or any portion of the Secured Obligations; or

                           (vi) any failure, neglect or omission on the part of
                 Assignee or any other holder of any of the Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral security therefor; or

                           (vii) any failure of Assignee to give notice of sale
                 or other disposition of the Collateral to any Person (except Assignor) or any defect in any notice that may be given to any Person (except Assignor) in connection with any sale or disposition of Collateral; or

                           (viii) any other amendment, modification, extension
                 or waiver of, or consent to any departure from, the Note, the Loan Agreement or any other security for the Secured Obligations.

                  (g) Assignor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of Assignee) to (i) create, preserve, perfect or validate any security interest granted pursuant hereto, (ii) put third parties on notice of the rights and obligations of the parties hereunder, or (iii) enable Assignee to exercise and enforce its rights hereunder with respect to such security interest after the occurrence of an Event of Default, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Assignee or its nominee;

                  (h) Assignor shall, and shall cause Borrower to, keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as Assignee may reasonably require in order to reflect the security interest granted by this Agreement;

                  (i) Assignor shall, and shall cause Borrower to, permit representatives of Assignee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts of their books and records pertaining to the Collateral, and permit representatives of Assignee to be present at Assignor's and Borrower's places of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications by Assignor with respect to the Collateral, all in such manner as Assignee may reasonably require;

                  (j) provided that no Event of Default shall have occurred, Assignor shall have the right to exercise all voting, management and other powers pertaining to the Collateral for all purposes not inconsistent with the terms of this Assignment or any of the other Loan Documents or any other document, instrument or agreement referred to herein or therein;

                  (k) provided that the Event of Default Date shall not have occurred, Assignor, subject always to the terms and conditions of the Loan Agreement, the other Loan Documents, and any other agreements, documents or instruments (including any guaranties or indemnities) executed in connection therewith, shall be entitled to receive and retain any distributions, profits, surplus, assets and capital of Borrower; and

                  (l) upon the Event of Default Date and at any time thereafter, and whether or not Assignee exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable Law or under any agreement relating to such Secured Obligation, all distributions, profits, surplus, assets and capital of Borrower shall be paid directly to Assignee and retained by Assignee as part of the Collateral, subject to the terms of this Assignment, and, if Assignee shall so request in writing, Assignor shall execute and deliver to Assignee appropriate additional orders and documents to that end.

         5. Events of Default. Assignor shall be in default under this Assignment if any of the following events (each, an "Event of Default") shall occur:

                  (a) any Event of Default as defined or delineated as such in any of the other Loan Documents occurs under any such other Loan Documents; or

                  (b) any default by Assignor in the observance or performance of any obligation, covenant, condition or agreement hereof which is not cured within thirty (30) days after written notice thereof from Assignee, unless such default by its nature cannot be cured within such thirty (30) day period, in which event the same shall not constitute an Event of Default so long as Assignor commences the cure thereof within such thirty (30) day period and diligently and in good faith prosecutes such cure to completion within ninety (90) days after written notice thereof from Assignee;

                  (c) if at any time or times hereafter any representation or warranty made by Assignor herein proves to have been untrue, incorrect or misleading in any material respect when made or delivered, unless, if the representation or warranty is of a nature that can be made to be true, correct or not misleading, Assignor duly notifies Assignee of such fact and diligently proceeds to and does make such representation or warranty true, correct and not misleading within (y) any applicable grace period contained herein, or (z) if no grace period is provided herein, within thirty (30) days; provided, however, that nothing herein shall be deemed to extend any applicable grace period beyond the Maturity Date; and

                  (d) any of the Collateral is further encumbered, foreclosed or levied upon, seized or attached and any such encumbrance, levy or attachment is not terminated or otherwise removed within thirty (30) days after notice thereof from Assignee; provided, however, it shall be an immediate Event of Default if any Assignor voluntarily grants or enters into any such encumbrance; or

                  (e) there is a Transfer of all or any portion of the Collateral except as may be permitted hereunder or under the Loan Agreement.

         6. Remedies Upon Default. From and after the occurrence of an Event of
Default:

                  (a) Assignee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral, as if Assignee were the sole and absolute owner thereof (and Assignor agrees to take all such action as may be appropriate to give effect to, and to refrain from taking any action inconsistent with, such right);

                  (b) Assignee shall have all and any of its other rights and remedies pursuant to the Loan Agreement and the other Loan Documents; and

                  (c) all rights and remedies hereunder, or under the Loan Agreement or any of the other Loan Documents, or under any agreement, document or instrument executed pursuant thereto, shall be cumulative and shall be in addition to any other rights and remedies of Assignee under applicable Law or otherwise.

         7. Assignee Not a Partner. Nothing in this Assignment shall be deemed to constitute Assignee a partner in Borrower with respect to Assignor's partnership interests in Borrower or to impose on Assignee any liability or responsibility whatsoever in connection with the Collateral or Assignor's obligations with respect to the Collateral.

         8. Termination. When all Secured Obligations shall have been paid in full, this Assignment shall terminate, and Assignee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral, including money received in respect thereof, to or on the order of Assignor. Assignee shall also execute and deliver to Assignor upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by Assignor to effect the termination and release of the Liens on the Collateral.

         9. Expenses. Assignor agrees to pay to Assignee on demand all out-of-pocket expenses (including expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions hereof, or performance by Assignee of any obligations of Assignor in respect of the Collateral which Assignor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, or for the care of the Collateral and defending or asserting rights and claims of Assignee in respect thereof, by litigation or otherwise, including expenses of insurance, and, until so paid, all such expenses shall be Secured Obligations, the payment of which is secured by this Assignment and the other Loan Documents.

         10. Further Assurances. Assignor agrees that, from time to time upon the written request of Assignee, Assignor will execute and deliver such further documents and do such other acts and things as Assignee may reasonably request in order fully to effect the purposes of this Assignment.

         11. No Waiver. No failure on the part of Assignee or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Assignee or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under the Loan Agreement or any of the other Loan Documents. The remedies herein are cumulative and are not exclusive of any remedies provided in the other Loan Documents, at law or in equity.

         12. GOVERNING LAW. THIS ASSIGNMENT IS ENTERED INTO AND IS TO BE PERFORMED IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICTS) OF THE STATE OF CALIFORNIA.

         13. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given and received: (a) if hand delivered, on the day so delivered to the address set forth below; (b) if mailed, on the third Business Day after the day on which it is deposited in the United States mails in the continental United States, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below;
(c) if by Federal Express or other reputable express courier service, on the next Business Day after delivery to such express courier service, addressed as set forth below; or (d) if by telecopy transmission, on the day and at the time on which delivered to such party at the address and the telecopier number set forth below; provided, if by telecopy transmission, a hardcopy is transmitted concurrently by one of the other means allowed under this section:

                  If to any Assignor:

                           c/o Cadence Design Systems, Inc.
                           Seeley Properties, Inc.
                           2655 Seely Road, Building 5, MS 5B2
                           San Jose, California  95134
                           Telephone:
                           Telecopier:
                           Attention:  Treasurer

                  with a copy to:

                           Cooley Godward Castro Huddleson & Tatum
                           One Maritime Plaza
                           20th Floor
                           San Francisco, California  94111-3580
                           Telephone:  415-693-2000
                           Telecopier: 415-951-3699
                           Attention:  Felice Liang, Esq.

                  If to Assignee:

                           Credit Lyonnais New York Branch
                           Credit Lyonnais Building
                           1301 Avenue of the Americas
                           New York, New York  10019-6092
                           Telephone:   (212) 261-7000
                           Telecopier:  (212) 261-7890
                           Attention:  Real Estate Group

                  with copies to:

                           Credit Lyonnais New York Branch
                           Credit Lyonnais Building
                           1301 Avenue of the Americas
                           New York, New York 10019-6092
                           Telephone:   (212) 261-7050
                           Telecopier:  (212) 459-3187
                           Attention:  Legal Department
                  and:

                           Sonnenschein Nath & Rosenthal
                           601 South Figueroa Street
                           15th Floor
                           Los Angeles, California 90017
                           Telephone:   (213) 623-9300
                           Telecopier:  (213) 623-9924
                           Attention:  Charles R. Campbell, Jr., Esq.

                  and:

                           Sonnenschein Nath & Rosenthal
                           1221 Avenue of the Americas
                           24th Floor
                           New York, New York 10020-1089
                           Telephone:   (212) 768-6700
                           Telecopier:  (212) 391-1247
                           Attention:  Mark R. Lehrer, Esq.

or at such other address or to such other addressee as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Notices shall be deemed to have been rendered or given on the date received or on the date they are deemed to be received as hereinafter set forth. The inability to deliver notices because of changed address of which no notice was given, or rejection or refusal to accept any notice offered for delivery, shall be deemed to be receipt of the notice on the date of such inability to deliver or rejection or refusal to accept delivery.

         14. Waivers. The terms of this Assignment may be waived, altered or amended only by an instrument in writing duly executed by Assignor and Assignee.

         15. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the respective heirs, executors, legal and personal representatives, successors and assigns of Assignor, Assignee and each holder of the Secured Obligations (provided, however, that Assignor shall not, except as permitted in the Loan Agreement, assign or transfer its rights or delegate their obligations hereunder without the prior written consent of Assignee, which shall not be unreasonably withheld or delayed).

         16. Counterparts. This Assignment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment by signing any such counterpart.

         17. Severability. Assignor and Assignee intend and believe that each provision in this Assignment comports with all applicable Laws. However, if any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law to be in violation of any applicable Law or public policy, and if such court declares such portion, provision, or provisions of this Assignment to be illegal, invalid, unlawful, void or unenforceable as written, as such portion, provision or provisions apply to any party hereto or any other person or entity, then it is the intent both Assignor and Assignee that such portion, provision, or provisions shall be given force and shall be applied to all persons and entities to the fullest possible extent that they are legal, valid and enforceable, and that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void, or unenforceable portion, provision, or provisions were not contained herein, that the enforceability or validity of such portion, provision or provisions of this Assignment as applied to any person or entity, other than those as to whom the application of such portion, provision or provisions is determined to be illegal, invalid, unlawful, void or enforceable, will not be affected, and that the rights, obligations, and interests of Assignor and Assignee under the remainder of this Assignment shall continue in full force and effect.

         18. JURISDICTION; SERVICE OF PROCESS. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE PROJECT OR ANY OTHER LOAN DOCUMENT (EACH, A "PROCEEDING"), BORROWER AND LENDER IRREVOCABLY (A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE

COURTS OF THE STATE OF CALIFORNIA LOCATED IN THE COUNTY OF SANTA CLARA AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA; AND (B) WAIVE ANY OBJECTION WHICH THEY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER AND LENDER FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY CALIFORNIA STATE OR UNITED STATES COURT SITTING IN THE CITY OF SAN JOSE AND COUNTY OF SANTA CLARA MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER OR LENDER AT THEIR RESPECTIVE ADDRESSES INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; PROVIDED, HOWEVER, THAT IF DELIVERY IS REFUSED, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

         19. Loan Agreement Controls. Any provision in the Loan Agreement that pertains to this Assignment shall be deemed to be incorporated herein as if such provision were fully set forth in this Assignment. In the event of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. A provision in this Assignment shall not be deemed to be inconsistent with the Loan Agreement by reason of the fact that no provision in the Loan Agreement covers such provision in this Assignment.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Partnership Interests to be duly executed as of the day and year first above written.

                                    ASSIGNOR:

                                    SEELEY PROPERTIES, INC.,
                                    a California corporation

                                    By
                                      ----------------------

                                    Its
                                       ---------------------

                                    EXHIBIT A

                                  The Premises

All that certain property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcels 1 and 2, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 22, 1991, in Book 624 of Maps, page(s) 23 and 24.

                       ASSIGNMENT OF PARTNERSHIP INTERESTS
                          CADENCE DESIGN SYSTEMS, INC.

         THIS ASSIGNMENT OF PARTNERSHIP INTERESTS ("Assignment") made as of May ___, 1996, between CADENCE DESIGN SYSTEMS, INC., a Delaware corporation ("Assignor"), and CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of The Republic of France, having an office at Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019 ("Assignee"), its successors and assigns.

                                R E C I T A L S:

         A. RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership ("Borrower"), and Assignee are parties to a certain Loan Agreement of even date herewith (as the same may be amended from time to time, the "Loan Agreement"), pursuant to which Assignee has agreed to make a loan to Borrower in the principal amount of $20,000,000 (the "Loan"). All capitalized terms used but not defined in this Assignment shall have the respective meanings given to them in the Loan Agreement.

         B. To evidence the Loan, Borrower has executed and delivered in favor of Assignee a promissory note, of even date herewith (as the same may be amended from time to time, the "Note"). To secure payment of the Note and the performance of Borrower's obligations under the Loan Agreement, Borrower has executed and delivered to Assignee, among other things, a Deed of Trust, Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, of even date herewith (as the same may be amended from time to time, the "Deed of Trust"). The Deed of Trust is a first lien on the real property described on Exhibit A annexed hereto and made a part hereof and all buildings and other improvements now or hereafter located thereon (collectively, the "Premises").

         C. Assignor is the limited partner of Borrower and will therefore derive financial benefit from the making of the Loan.

         D. As a condition to the making of the Loan, Assignee has required that Assignor assign, transfer and set over to Assignee, and Assignor has agreed to assign, transfer and set over to Assignee, all right, title and interest of Assignor in and to its partnership interests in Borrower as additional security and collateral for the payment and performance by Borrower of the Loan and all of Borrower's obligations under the Loan Documents.

                               A G R E E M E N T:

                  Accordingly, the parties hereto agree as follows:

         1.                Definitions.  As used herein, the term:

                  "Collateral" shall have the meaning ascribed thereto in
         Section 3 hereof.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder from time to time.

                  "Event of Default" shall have the meaning ascribed thereto in
         Section 5 hereof.

                  "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder from time to time.

                  "Lien" shall mean any lien, pledge, charge, security interest or encumbrance of any kind, including, without limitation, any conditional sale agreement or other title retention agreement.

                  "Partnership Agreement" shall have the meaning ascribed to it in Section 2(g) hereof.

                  "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                  "Secured Obligations" shall mean, collectively, the prompt payment and performance in full when due, whether at stated maturity or otherwise of all obligations of Borrower now existing or hereafter arising under or in respect of the Loan.

                  "Transfer" shall have the meaning ascribed to it in Section 4(b) hereof.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

         2. Representations and Warranties. Assignor represents and warrants to Assignee that:

                  (a) Assignor is Borrower's sole limited partner, and Assignor owns a ninety-nine percent (99%) interest in Borrower;

                  (b) Assignor is not insolvent and no litigation or proceedings are pending, or to the best of Assignor's knowledge threatened, against Assignor which if determined adversely to Assignor would, either individually or in the aggregate, materially and adversely affect the financial condition, business or affairs of Assignor;

                  (c) the Collateral is free of all Liens except for the security interests granted to Assignee pursuant to this Assignment;

                  (d) neither the execution and delivery of this Assignment, the assignment of the Collateral contained herein, the performance by Assignor of its obligations and covenants hereunder, nor the exercise by Assignee of its remedies hereunder do or will conflict with, cause a default under or create a state of facts which, with notice or passage of time, or both, would constitute a default under, (i) any document, agreement, undertaking or obligation of Assignor or by which Assignor is bound, (ii) the Partnership Agreement or any other agreements creating or governing Borrower, or (iii) any agreement affecting the Premises;

                  (e) no consent, approval or waiver of any Person is required for the execution and delivery by Assignor of this Assignment or the performance by Assignor of its obligations and covenants hereunder;

                  (f) Assignor has the right to assign the Collateral;

                  (g) the Agreement of Limited Partnership of RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, dated as of April 1, 1996 (the "Partnership Agreement"), constitutes the only documents creating or governing Borrower, and same has not been modified or amended in any respect;

                  (h) none of the assets of Assignor are "plan assets" of any employee benefit plan covered by ERISA or Section 4975 of the Internal Revenue Code; and

                  (i) Assignor has a place of business at 555 River Oaks Parkway, San Jose, California 95134.

         3. Collateral. As collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, Assignor hereby assigns and grants to Assignee a continuing first priority Lien on and security interest in and to (a) its entire limited partnership interest in Borrower including, without limitation, all of its voting rights, (b) all of its right, title and interest in and to any and all distributions, profits, surplus, assets and capital of Borrower, and (c) all of the proceeds of the foregoing (collectively, the "Collateral").

        4. Covenants. Assignor hereby covenants to Assignee as follows:

                  (a) Assignor will not permit the Partnership Agreement to be materially amended or modified without the written consent of Assignee, which shall not be unreasonably withheld or delayed;

                  (b) Except as permitted in the Loan Agreement, Assignor shall not sell, assign, pledge, grant a security interest in, transfer, mortgage or otherwise hypothecate (any of the foregoing being referred to herein as a "Transfer") any of the Collateral, or any interest therein, or attempt to do so, nor permit or suffer to exist any levy, judicial seizure, attachment, garnishment or other security interest thereof or therein, without the written consent of Assignee;

                  (c) Except as expressly permitted by the terms of the Loan Agreement, Assignor will not suffer or permit Borrower to sell or assign or otherwise transfer, either in whole or in part, the Premises or any interest therein;

                  (d) Assignor will pay promptly when due all taxes and assessments upon or with respect to the Collateral (including, without limitation, the income or profits therefrom), this Assignment or any other agreement or instrument executed pursuant thereto or hereto;

                  (e) Assignor shall, at its sole cost and expense, defend the Collateral against all claims and demands of all Persons other than Assignee at any time claiming any interest in the Collateral;

                  (f) To the extent permitted by law, all rights of Assignee and all obligations of Assignor hereunder shall be absolute and unconditional irrespective of, and shall not in any manner be affected or impaired by:

                           (i) any lack of validity or enforceability of the
                  Note, the Loan Agreement or any other Loan Document; or

                           (ii) any failure to perfect or continue perfection or
                  lack of priority of Assignee's security interest in any of the Collateral or any other collateral security for the Secured Obligations; or

                           (iii) the acceptance by Assignee or any other holder
                  of any of the Secured Obligations of any other security for or guaranty of the Secured Obligations; or

                           (iv) except in connection with the full repayment of
                  the Loan, any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations, or of any collateral security therefor, or of any guaranty thereof, or of the Note, the Loan Agreement or any of the other Loan Documents executed in connection therewith; or

                           (v) any change in the time, manner or place of
                  payment of, or any other term of, all or any portion of the Secured Obligations; or

                           (vi) any failure, neglect or omission on the part of
                  Assignee or any other holder of any of the Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral security therefor; or

                           (vii) any failure of Assignee to give notice of sale
                  or other disposition of the Collateral to any Person (except Assignor) or any defect in any notice that may be given to any Person (except Assignor) in connection with any sale or disposition of Collateral; or

                           (viii) any other amendment, modification, extension
                  or waiver of, or consent to any departure from, the Note, the Loan Agreement or any other security for the Secured Obligations.

                  (g) Assignor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of Assignee) to (i) create, preserve, perfect or validate any security interest granted pursuant hereto, (ii) put third parties on notice of the rights and obligations of the parties hereunder, or (iii) enable Assignee to exercise and enforce its rights hereunder with respect to such security interest after the occurrence of an Event of Default, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Assignee or its nominee;

                  (h) Assignor shall, and shall cause Borrower to, keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as Assignee may reasonably require in order to reflect the security interest granted by this Agreement;

                  (i) Assignor shall, and shall cause Borrower to, permit representatives of Assignee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts of their books and records pertaining to the Collateral, and permit representatives of Assignee to be present at Assignor's and Borrower's places of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications by Assignor with respect to the Collateral, all in such manner as Assignee may reasonably require;

                  (j) provided that no Event of Default shall have occurred, Assignor shall have the right to exercise all voting, management and other powers pertaining to the Collateral for all purposes not inconsistent with the terms of this Assignment or any of the other Loan Documents or any other document, instrument or agreement referred to herein or therein;

                  (k) provided that the Event of Default Date shall not have occurred, Assignor, subject always to the terms and conditions of the Loan Agreement, the other Loan Documents, and any other agreements, documents or instruments (including any guaranties or indemnities) executed in connection therewith, shall be entitled to receive and retain any distributions, profits, surplus, assets and capital of Borrower; and

                  (l) upon the Event of Default Date and at any time thereafter, and whether or not Assignee exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable Law or under any agreement relating to such Secured Obligation, all distributions, profits, surplus, assets and capital of Borrower shall be paid directly to Assignee and retained by Assignee as part of the Collateral, subject to the terms of this Assignment, and, if Assignee shall so request in writing, Assignor shall execute and deliver to Assignee appropriate additional orders and documents to that end.

         5. Events of Default. Assignor shall be in default under this Assignment if any of the following events (each, an "Event of Default") shall occur:

                  (a) any Event of Default as defined or delineated as such in any of the other Loan Documents occurs under any such other Loan Documents; or

                  (b) any default by Assignor in the observance or performance of any obligation, covenant, condition or agreement hereof which is not cured within thirty (30) days after written notice thereof from Assignee, unless such default by its nature cannot be cured within such thirty (30) day period, in which event the same shall not constitute an Event of Default so long as Assignor commences the cure thereof within such thirty (30) day period and diligently and in good faith prosecutes such cure to completion within ninety (90) days after written notice thereof from Assignee;

                  (c) if at any time or times hereafter any representation or warranty made by Assignor herein proves to have been untrue, incorrect or misleading in any material respect when made or delivered, unless, if the representation or warranty is of a nature that can be made to be true, correct or not misleading, Assignor duly notifies Assignee of such fact and diligently proceeds to and does make such representation or warranty true, correct and not misleading within (y) any applicable grace period contained herein, or (z) if no grace period is provided herein, within thirty (30) days; provided, however, that nothing herein shall be deemed to extend any applicable grace period beyond the Maturity Date; and

                  (d) any of the Collateral is further encumbered, foreclosed or levied upon, seized or attached and any such encumbrance, levy or attachment is not terminated or otherwise removed within thirty (30) days after notice thereof from Assignee; provided, however, it shall be an immediate Event of Default if any Assignor voluntarily grants or enters into any such encumbrance; or

                  (e) there is a Transfer of all or any portion of the Collateral except as may be permitted hereunder or under the Loan Agreement.

         6. Remedies Upon Default. From and after the occurrence of an Event of
Default:

                  (a) Assignee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral, as if Assignee were the sole and absolute owner thereof (and Assignor agrees to take all such action as may be appropriate to give effect to, and to refrain from taking any action inconsistent with, such right);

                  (b) Assignee shall have all and any of its other rights and remedies pursuant to the Loan Agreement and the other Loan Documents; and

                  (c) all rights and remedies hereunder, or under the Loan Agreement or any of the other Loan Documents, or under any agreement, document or instrument executed pursuant thereto, shall be cumulative and shall be in addition to any other rights and remedies of Assignee under applicable Law or otherwise.

         7. Assignee Not a Partner. Nothing in this Assignment shall be deemed to constitute Assignee a partner in Borrower with respect to Assignor's partnership interests in Borrower or to impose on Assignee any liability or responsibility whatsoever in connection with the Collateral or Assignor's obligations with respect to the Collateral.

         8. Termination. When all Secured Obligations shall have been paid in full, this Assignment shall terminate, and Assignee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral, including money received in respect thereof, to or on the order of Assignor. Assignee shall also execute and deliver to Assignor upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by Assignor to effect the termination and release of the Liens on the Collateral.

         9. Expenses. Assignor agrees to pay to Assignee on demand all out-of-pocket expenses (including expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions hereof, or performance by Assignee of any obligations of Assignor in respect of the Collateral which Assignor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, or for the care of the Collateral and defending or asserting rights and claims of Assignee in respect thereof, by litigation or otherwise, including expenses of insurance, and, until so paid, all such expenses shall be Secured Obligations, the payment of which is secured by this Assignment and the other Loan Documents.

         10. Further Assurances. Assignor agrees that, from time to time upon the written request of Assignee, Assignor will execute and deliver such further documents and do such other acts and things as Assignee may reasonably request in order fully to effect the purposes of this Assignment.

         11. No Waiver. No failure on the part of Assignee or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Assignee or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under the Loan Agreement or any of the other Loan Documents. The remedies herein are cumulative and are not exclusive of any remedies provided in the other Loan Documents, at law or in equity.

         12. GOVERNING LAW. THIS ASSIGNMENT IS ENTERED INTO AND IS TO BE PERFORMED IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICTS) OF THE STATE OF CALIFORNIA.

         13. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given and received: (a) if hand delivered, on the day so delivered to the address set forth below; (b) if mailed, on the third Business Day after the day on which it is deposited in the United States mails in the continental United States, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below;
(c) if by Federal Express or other reputable express courier service, on the next Business Day after delivery to such express courier service, addressed as set forth below; or (d) if by telecopy transmission, on the day and at the time on which delivered to such party at the address and the telecopier number set forth below; provided, if by telecopy transmission, a hardcopy is transmitted concurrently by one of the other means allowed under this section:

                  If to any Assignor:

                           Cadence Design Systems, Inc.
                           2655 Seely Road, Building 5, MS 5B2
                           San Jose, California  95134
                           Telephone:
                           Telecopier:
                           Attention:  Treasurer

                  with a copy to:

                           Cooley Godward Castro Huddleson & Tatum
                           One Maritime Plaza
                           20th Floor
                           San Francisco, California  94111-3580
                           Telephone:  415-693-2000
                           Telecopier: 415-951-3699
                           Attention:  Felice Liang, Esq.

                  If to Assignee:

                           Credit Lyonnais New York Branch
                           Credit Lyonnais Building
                           1301 Avenue of the Americas
                           New York, New York  10019-6092
                           Telephone:  (212) 261-7000
                           Telecopier: (212) 261-7890
                           Attention:  Real Estate Group

                  with copies to:

                           Credit Lyonnais New York Branch
                           Credit Lyonnais Building
                           1301 Avenue of the Americas
                           New York, New York 10019-6092
                           Telephone:  (212) 261-7050
                           Telecopier: (212) 459-3187
                           Attention:  Legal Department
                 and:

                           Sonnenschein Nath & Rosenthal
                           601 South Figueroa Street
                           15th Floor
                           Los Angeles, California 90017
                           Telephone:   (213) 623-9300
                           Telecopier:  (213) 623-9924
                           Attention:   Charles R. Campbell, Jr., Esq.

                  and:

                           Sonnenschein Nath & Rosenthal
                           1221 Avenue of the Americas
                           24th Floor
                           New York, New York 10020-1089
                           Telephone:   (212) 768-6700
                           Telecopier:  (212) 391-1247
                           Attention:   Mark R. Lehrer, Esq.

or at such other address or to such other addressee as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Notices shall be deemed to have been rendered or given on the date received or on the date they are deemed to be received as hereinafter set forth. The inability to deliver notices because of changed address of which no notice was given, or rejection or refusal to accept any notice offered for delivery, shall be deemed to be receipt of the notice on the date of such inability to deliver or rejection or refusal to accept delivery.

         14. Waivers. The terms of this Assignment may be waived, altered or amended only by an instrument in writing duly executed by Assignor and Assignee.

         15. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the respective heirs, executors, legal and personal representatives, successors and assigns of Assignor, Assignee and each holder of the Secured Obligations (provided, however, that Assignor shall not, except as permitted in the Loan Agreement, assign or transfer its rights or delegate their obligations hereunder without the prior written consent of Assignee, which shall not be unreasonably withheld or delayed).

         16. Counterparts. This Assignment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment by signing any such counterpart.

         17. Severability. Assignor and Assignee intend and believe that each provision in this Assignment comports with all applicable Laws. However, if any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law to be in violation of any applicable Law or public policy, and if such court declares such portion, provision, or provisions of this Assignment to be illegal, invalid, unlawful, void or unenforceable as written, as such portion, provision or provisions apply to any party hereto or any other person or entity, then it is the intent both Assignor and Assignee that such portion, provision, or provisions shall be given force and shall be applied to all persons and entities to the fullest possible extent that they are legal, valid and enforceable, and that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void, or unenforceable portion, provision, or provisions were not contained herein, that the enforceability or validity of such portion, provision or provisions of this Assignment as applied to any person or entity, other than those as to whom the application of such portion, provision or provisions is determined to be illegal, invalid, unlawful, void or enforceable, will not be affected, and that the rights, obligations, and interests of Assignor and Assignee under the remainder of this Assignment shall continue in full force and effect.

         18. JURISDICTION; SERVICE OF PROCESS. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE PROJECT OR ANY OTHER LOAN DOCUMENT (EACH, A "PROCEEDING"), BORROWER AND LENDER IRREVOCABLY (A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE

COURTS OF THE STATE OF CALIFORNIA LOCATED IN THE COUNTY OF SANTA CLARA AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA; AND (B) WAIVE ANY OBJECTION WHICH THEY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER AND LENDER FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY CALIFORNIA STATE OR UNITED STATES COURT SITTING IN THE CITY OF SAN JOSE AND COUNTY OF SANTA CLARA MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER OR LENDER AT THEIR RESPECTIVE ADDRESSES INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; PROVIDED, HOWEVER, THAT IF DELIVERY IS REFUSED, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

         19. Loan Agreement Controls. Any provision in the Loan Agreement that pertains to this Assignment shall be deemed to be incorporated herein as if such provision were fully set forth in this Assignment. In the event of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. A provision in this Assignment shall not be deemed to be inconsistent with the Loan Agreement by reason of the fact that no provision in the Loan Agreement covers such provision in this Assignment.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Partnership Interests to be duly executed as of the day and year first above written.

                                    ASSIGNOR:

                                    CADENCE DESIGN SYSTEMS, INC.,

                                    a Delaware corporation

                                    By
                                      ------------------------
                                    Its
                                       -----------------------

                                    EXHIBIT A

                                  The Premises

All that certain property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcels 1 and 2, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 22, 1991, in Book 624 of Maps, page(s) 23 and 24.

                            ENVIRONMENTAL INDEMNITY

                  THIS ENVIRONMENTAL INDEMNITY (this "Indemnity") is made as of as of May ___, 1996 by RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership ("Borrower"), CADENCE DESIGN SYSTEMS, INC., a Delaware corporation ("Cadence"), and SEELEY PROPERTIES, INC., a California corporation ("Seeley") (Borrower, Cadence and Seeley being hereinafter collectively referred to as "Indemnitor"), for the benefit of CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, having an office at Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, it successors and assigns ("Lender") and, to the extent not otherwise referenced, the "Indemnified Parties" (as hereinafter defined).

                                    RECITALS

                  A. Borrower and Lender are parties to that certain Loan Agreement of even date herewith, pursuant to which Lender has agreed to make a Loan to Borrower in the principal amount of $20,000,000, the proceeds of which are to be used by Borrower to refinance the Project. All capitalized terms used but not defined in this Assignment shall have the respective meanings given to them in the Loan Agreement.

                  B. Cadence is the limited partner of Borrower. As a result of such affiliation, Cadence will derive financial benefit from the Loan.

                  C. Seeley is the general partner of Borrower. As a result of such affiliation, Seeley will derive financial benefit from the Loan.

                  D. It is a condition precedent to Lender's making the Loan that this Indemnity be executed and delivered by Indemnitor and Lender is making the Loan in reliance upon this Indemnity.

                  NOW, THEREFORE, in consideration of the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and Lender's agreement to make the Loan, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby agrees as follows:

                  1. (a) "Hazardous Materials" means gasoline, petroleum and other petroleum by-products, asbestos, explosives, PCBs, radioactive materials or any "hazardous" or "toxic" material, substance or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any Governmental Authority having jurisdiction over the Project or any portion thereof or its use, including any material, substance or waste which is: (i) defined as a "hazardous substance" under
Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1321), as amended; (ii) defined as a "hazardous waste" under Section 1004 of the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., as amended; (iii) defined as a "hazardous substance" or "hazardous waste" under
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq. or any so-called "superfund" or "superlien" law, including the judicial interpretations thereof; (iv) defined as a "pollutant" or "contaminant" under 42 U.S.C.A. Section 9601(33); (v) defined as "hazardous waste" pursuant to 40 C.F.R. Part 260; (vi) defined as a "hazardous chemical" under 29 C.F.R. Part 1910; or (vii) subject to any other law or other past (and still in effect), present or future requirement of any Governmental Authority regulating or imposing obligations, liability or standards of conduct concerning the protection of human health, plant life, animal life, natural resources, property or the enjoyment of life or property free from the presence in the environment of any solid, liquid, gas, odor or any form of energy from whatever source.

                     (b) "Laws" means collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations, including judicial opinions or precedent setting authority in the applicable jurisdiction, and all directions, requirements, orders and notices of violation of any governmental or quasi-governmental agency, body or office having or asserting jurisdiction over the Project.

                  2. (a) Indemnitor hereby agrees to indemnify, keep indemnified, and hold harmless Lender, Lender's directors, shareholders, officers, agents and employees, and any successor to any interest of Lender in or to the Project and such successor's directors, shareholders, officers, agents, employees, partners and principals (all of the foregoing are individually referred to herein as an "Indemnified Party" and collectively referred to herein as the "Indemnified Parties") and to defend, hold and save the Indemnified Parties harmless from and against, and shall reimburse the Indemnified Parties for any and all liabilities, damages (including indirect and consequential damages), losses, claims, injunctive relief, injuries to person, property or natural resources, fines, penalties, and costs, charges and expenses of whatsoever kind or nature, including, without limitation, removal and containment costs, litigation costs, attorneys' fees, expenses, disbursements and court costs, actions and causes of action arising directly or indirectly, in whole or in part, out of, by reason of or in connection with all or any one of the following (collectively, "Costs and Liabilities"): (i) the release, discharge, deposit, transportation or presence, or alleged release, alleged discharge, alleged deposit, alleged transportation or alleged presence, of any Hazardous Materials at, on, over, under or from the Project, or in or adjacent to any part of the Project, or in the soil, groundwater or soil vapor on, over or under the Project, whether or not known to any Indemnitor, whether foreseeable or unforeseeable, regardless of the source of such release, discharge, deposit, transportation or presence and regardless of when such release, discharge, deposit, transportation or presence occurred, unless caused by the gross negligence or wilful misconduct of Lender or its agents; (ii) the filing of any lien by or on behalf of any governmental or regulatory authority relating to the existence or removal of any Hazardous Materials related to the Project; (iii) the failure of Borrower and/or Indemnitor to comply in all respects with all of the provisions of any environmental Law including, without limitation, the "Comprehensive Environmental Response, Compensation and Liability Act," and/or any so-called "Superfund" or "Superlien" law; (iv) the current falsity, or current or future violation of any of the representations, warranties and covenants of Borrower respecting environmental matters set forth in the Loan Documents, including, without limitation, those set forth in the Loan Agreement, and any of the representations, warranties and covenants of Indemnitor set forth in Section 5 of this Indemnity, all of which are incorporated by reference as if set forth fully herein; (v) any assertion against any Indemnified Party of any claim in connection with any Hazardous Materials or environmental Law now or hereafter related to or arising out of the Project; (vi) the determination of whether the Project is in compliance with applicable environmental Laws and the costs expended in efforts to bring the Project in compliance with same; (vii) the covenant of Borrower to complete all Remedial Actions in a timely manner as provided in Section 8.1.24 of the Loan Agreement; and (viii) to the extent any Indemnified Party shall prevail in an action or judicial proceeding brought by an Indemnified Party to enforce any rights under this Indemnity, such Indemnified Party shall be entitled to all attorneys' fees and all costs (including but not limited to litigation and court costs), expenses and disbursements incurred in connection with such action. The foregoing indemnity and such Costs and Liabilities shall include, without limitation, all costs of clean-up, removal, containment, remediation and restoration of any kind, and disposal of any Hazardous Materials, all costs of determining whether the Project is in compliance, and causing the Project to be or become in compliance, with all applicable environmental Laws, all costs and liabilities associated with claims for damages to persons, property or natural resources, and all environmental consultants' and attorneys' fees and costs.

                     (b) Upon demand by any Indemnified Party, Indemnitor shall defend any investigation, action or proceeding in connection with any claim or liability, or alleged claim or liability covered by the foregoing indemnification provisions (whether or not the Indemnified Parties are actually joined therein), such defense to be at the sole cost and expense of Indemnitor and by counsel reasonably approved by such Indemnified Party, which counsel may, without limiting the rights of an Indemnified Party pursuant to the next succeeding sentence of this Section 2(b), also represent Indemnitor in such investigation, action or proceeding. In the alternative, an Indemnified Party may elect to conduct its own defense through counsel of its own choosing and at the expense of Indemnitor, provided that such Indemnified Party determines in good faith that its best interests so require. Nothing contained herein shall be construed as requiring any Indemnified Party to expend funds or incur costs to defend any claim in connection with the matters contained herein.

                     (c) The obligations of Indemnitor hereunder shall specifically include the obligation to expend its own funds, to incur costs in its own name and to perform all actions (including, without limitation, completing the Remedial Actions in a timely manner in the event Borrower fails to do so) as may be reasonably necessary to protect the Indemnified Parties from the necessity of expending their own funds, incurring costs or performing any actions in connection with the matters contained herein. Subject to the foregoing limitations, and the other terms and conditions of this Indemnity, Indemnitor may take any lawful action in good faith to contest any Costs and Liabilities; provided, however, Indemnitor shall not have the right to contest any such actions if so doing would result in (i) a risk of imposition of any criminal liability upon any Indemnified Party, (ii) an immediate and imminent material danger to the health and safety of persons or immediate and imminent material damage to property, (iii) the impairment of Borrower's ability to timely repay the Loan and to perform its other obligations set forth in the Loan Documents, (iv) the impairment of Indemnitor's ability to discharge its obligations or meet its liabilities under this Indemnity, or (v) a material adverse affect on the operation of the Project as a first class commercial office building and otherwise in accordance with the Loan Documents.

                           (d) If Lender (or any nominee or affiliate) takes
title to or possession of all or any part of Project, this Agreement shall not apply to any loss or cost incurred thereafter by Lender (or any nominee or affiliate) that Indemnitor establishes arises out of any release of Hazardous Materials at or from the Project after the date Lender (or any nominee or affiliate) takes title to or possession of all or any part of the Project that is the sole and direct result of materials brought on the Project by Lender, or caused by the gross negligence or wilful misconduct of Lender; provided, however, that this Agreement shall otherwise remain in full force and effect, including, but not limited to, with respect to any loss or cost arising out of a release or a threatened release of any Hazardous Materials existing at or about the Project, whether known or unknown, when Lender takes title or possession. For purposes of this section (but by no means to be construed as an admission of liability), a release of Hazardous Materials shall be rebuttably presumed to arise out of the actions or inactions of the Borrower or any third party and not Lender (or any nominee or affiliate) if (a) the Borrower or third party caused or contributed in any way to a release at, to, or from all or any part of the Project of Hazardous Materials, or (b) a release at, to, or from the Project of Hazardous Materials of the same kind occurred before Lender (or any nominee or affiliate) took title or possession or the release is part of a course of conduct which began prior to such party taking title to or possession of all or any part of the Project. Nothing herein shall act to release Lender from liability for any act that shall have caused or contributed in any way to a release at, to, or from all or any part of the Project of Hazardous Materials.

                  3. Without limiting any other provision of this Indemnity, the obligations of Indemnitor hereunder shall apply to all Costs and Liabilities that arise out of or are attributable to, whether directly or indirectly, in whole or in part, any claim or allegation against or involving an Indemnified Party relating to any act or omission of Borrower or Indemnitor in respect of the Loan or the Project, or in connection with any exercise of such Indemnified Party's rights under any of the Loan Documents, unless the same results from such Indemnified Party's acts or omissions constituting gross negligence or willful misconduct.

                  4. The obligations of Indemnitor hereunder are independent of any indemnification or other obligations of Borrower or any other indemnitor. The rights and remedies of the Indemnified Parties under this Indemnity shall be in addition to any other rights and remedies of such Indemnified Parties under the Loan Documents and any guaranty or any other document or instrument now or hereafter executed in connection with the Loan or at law or in equity.

                  5. Before signing this Indemnity, Indemnitor acknowledges that it has researched and inquired into the previous uses and ownership of the Project, and into the physical condition of the Project. Based on that due diligence, Indemnitor represents and warrants that, to Indemnitor's knowledge, except as disclosed in the Environmental Report, and for Routine Uses of Hazardous Materials used in the ordinary course of construction or operation of the Project (but only to the extent such materials are properly contained, labeled and used in accordance with all applicable Law), no Hazardous Materials have been disposed of or released or otherwise exist in, on, under, over or within the Project. The requirement that Borrower and/or Indemnitor perform the Remedial Actions: (a) shall not in any way (i) alter, impair, diminish or waive (or be deemed to alter, impair, diminish or waive) Indemnitor's obligation to indemnify Lender and the other Indemnified Parties as provided herein, or (ii) constitute a waiver of any of Lender's rights or remedies with respect to the presence of Hazardous Materials, and (b) is for the protection of Lender and the Indemnified Parties only and may not be relied upon by Indemnitor, Borrower or any other person or entity for any purposes whatever; and neither Lender nor any other Indemnified Party shall be deemed to have assumed any responsibility, nor made any representation or warranty to Indemnitor or any other person or entity with respect thereto.

                  6. Any expense incurred by an Indemnified Party pursuant to this Indemnity which is not paid by Indemnitor upon demand made by such Indemnified Party shall bear interest at the Default Rate.

                  7. Until the Loan is repaid in full, each party constituting Indemnitor agrees not to assert any claim (within the meaning of 11 U.S.C.
Section 101) which such Indemnitor may have against Borrower arising from a payment made by such Indemnitor under this Agreement and agrees not to assert or take advantage of any subrogation rights of Indemnitor or any right of such Indemnitor to proceed against Borrower for reimbursement, contribution or indemnity. It is expressly understood that waivers and agreements of Indemnitor set forth above constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower.

                  8. The liability of any Indemnitor under this Indemnity shall in no way be limited or impaired by any amendment or modification of the provisions of any of the other Loan Documents and, further, shall in no way be limited or impaired by any occurrence or event whatsoever, including without limitation: (a) any extensions of time for performance required by any of the Loan Documents; (b) subject to Section 2(d) above, any sale, assignment or foreclosure of the Note, the Deed of Trust or any of the other Loan Documents, or any deed in lieu of foreclosure or other sale or transfer of all or any part of the Project; (c) the accuracy or inaccuracy of any representations and warranties made by Borrower or Indemnitor under any of the Loan Documents; (d) the release of any other Indemnitor, Borrower or any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in this Indemnity or any of the other Loan Documents by operation of law, Indemnified Party's voluntary act, or otherwise; (e) the release or substitution, in whole or in part, of any security for the Note; or
(f) the failure to record the Deed of Trust or file any UCC financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to the Indemnitor and with or without consideration.

                  9. Indemnitor waives any right or claim of right to cause a marshalling of its assets or to cause Lender to proceed against any security for the Loan or to exercise any other remedy, whether under the Loan Documents or pursuant to applicable Law or otherwise, before proceeding under this Indemnity. Indemnitor expressly waives and relinquishes all rights and remedies accorded by applicable law to indemnitor, sureties or guarantors.

                  10. THIS INDEMNITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAWS) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  11. This Indemnity shall be continuing, irrevocable and binding upon Indemnitor and its successors and assigns. In the event Indemnitor is comprised of multiple parties, (a) the obligations of all such parties shall be joint and several and (b) each reference herein to "Indemnitor" shall be deemed to refer to each such parties where the context shall require.

                  12. In the event of any inconsistencies or conflicts between the terms of this Indemnity and the terms of the other Loan Documents (including any exculpatory language contained herein or therein), the terms of this Indemnity shall control.

                  13. A separate right of action hereunder shall arise each time an Indemnified Party acquires knowledge of any matter described herein. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

                  14. Lender and Indemnitor intend and believe that each provision in this Indemnity comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Indemnity shall be found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision or public policy, and if such court should declare such portion, provision or provisions of this Indemnity to be illegal, invalid, unlawful, void or unenforceable as written, or if such court should declare such portion, provision or provisions of this Indemnity to be illegal, invalid, unlawful, void or unenforceable as such portion, provision or provisions apply to Indemnitor, or any other person or entity, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force and shall be applied to all persons and entities to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Indemnity shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, that the enforceability or validity of such portion, provision or provisions of this Indemnity, as applied to Indemnitor or any other person or entity, other than those as to whom the application of such portion, provision or provisions is determined to be illegal, invalid, unlawful, void or unenforceable, will not be affected, and that the rights, of Lender or any holder of the Note, and the obligations and liabilities of Indemnitor under the remainder of this Indemnity shall continue in full force and effect.

                  15. Indemnitor's obligations hereunder shall in no way be impaired, reduced or released by reason of (a) an Indemnified Party's omission or delay in exercising any right described herein or (b) any act or omission of an Indemnified Party in connection with any notice, demand, warning or claim regarding violations of codes, laws or ordinances governing the Project.

                  16. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given and received: (a) if hand delivered, on the day so delivered to the address set forth below; (b) if mailed, on the third Business Day after the day on which it is deposited in the United States mails in the continental United States, registered or certified mail, postage prepaid, returned receipt requested, addressed as set forth below;
(c) if by Federal Express or other reputable express courier service, on the next Business Day after the date delivered to such express courier service, addressed as set forth below; or (d) if by telecopy transmission, on the day and at the time on which delivered to such party at the address and the telecopier number set forth below; provided, if by telecopy transmission, a hardcopy is transmitted concurrently by one of the other means allowed under this section:

                  If to the Indemnitor:

                           c/o Cadence Design Systems, Inc.
                           2655 Seely Road, Building 5, 5B2
                           San Jose, California  95134
                           Telephone:
                           Telecopier:
                           Attention:  Treasurer

                  with a copy to:

                           Cooley Godward Castro Huddleson & Tatum
                           One Maritime Plaza, 20th Floor
                           San Francisco, California  94111-3580
                           Telephone:  415-693-2000
                           Telecopier: 415-951-3699
                           Attention:  Felice Liang, Esq.

                  If to Lender:

                           Credit Lyonnais New York Branch
                           Credit Lyonnais Building
                           1301 Avenue of the Americas
                           New York, New York  10019-6092
                           Telephone:  (212) 261-7000
                           Telecopier: (212) 261-7890
                           Attention:  Real Estate Group

                  with copies to:

                           Credit Lyonnais New York Branch
                           Credit Lyonnais Building
                           1301 Avenue of the Americas
                           New York, New York 10019-6092
                           Telephone:  (212) 261-7050
                           Telecopier: (212) 459-3187

                           Attention:       Legal Department

                  and:

                           Sonnenschein Nath & Rosenthal
                           601 South Figueroa Street
                           15th Floor
                           Los Angeles, California 90017
                           Telephone:   (213) 623-9300
                           Telecopier:  (213) 623-9924
                           Attention:   Charles R. Campbell, Jr., Esq.

                  and:

                           Sonnenschein Nath & Rosenthal
                           1221 Avenue of the Americas
                           24th Floor
                           New York, New York 10020-1089
                           Telephone:   (212) 768-6700
                           Telecopier:  (212) 391-1247
                           Attention:   Mark R. Lehrer, Esq.

or at such other address or to such other addressee as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

                  17. Lender shall have the right (but not the obligation) to conduct an environmental audit of the Project, if, in Lender's reasonable judgment, it is appropriate under the circumstances (including in connection with any action to foreclose the Deed of Trust), and Indemnitor shall cooperate in the conduct of such environmental audit and pay the cost of such audit.

                  18. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS INDEMNITY (A "PROCEEDING"), INDEMNITOR AND THE INDEMNIFIED PARTIES IRREVOCABLY (A) SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS WITH JURISDICTION IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA AND STATE OF CALIFORNIA AND (B) WAIVE ANY OBJECTION WHICH THEY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS INDEMNITY SHALL PRECLUDE LENDER AND THE INDEMNIFIED PARTIES FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. INDEMNITOR AND THE INDEMNIFIED PARTIES FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY CALIFORNIA STATE OR UNITED STATES COURT SITTING IN THE CITY OF SAN JOSE AND COUNTY OF SANTA CLARA MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO INDEMNITOR OR THE INDEMNIFIED PARTIES AT THEIR RESPECTIVE ADDRESSES INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; PROVIDED, HOWEVER, THAT IF DELIVERY SHALL BE REFUSED, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

                  19. INDEMNITOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS INDEMNITY OR RELATING THERETO OR ARISING FROM THE RELATIONSHIP WHICH IS THE SUBJECT OF THIS INDEMNITY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  20. Indemnitor shall not, without the prior written consent of Lender, which consent may be withheld in Lender's reasonable discretion, create, incur, assume or suffer to exist any Debt, whether personal or nonrecourse, secured or unsecured, subordinate or otherwise, that would materially adversely affect the ability of Indemnitor to discharge its obligations under this Indemnity.

                  IN WITNESS WHEREOF, this Indemnity is executed as of the day and year above written.

                                  "Indemnitor":

                                  RIVER OAKS PLACE ASSOCIATES, L.P.,
                                  a California limited partnership

                                  By SEELEY PROPERTIES, INC.,
                                     a California corporation
                                  Its General Partner

                                           By
                                                ------------------------------
                                           Its
                                                ------------------------------

                                  CADENCE DESIGN SYSTEMS, INC.,
                                  a Delaware corporation

                                  By
                                       ------------------------------
                                  Its
                                       ------------------------------

                                  SEELEY PROPERTIES, INC.,
                                  a California corporation

                                  By
                                       ------------------------------
                                  Its
                                       ------------------------------

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

All that certain property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcels 1 and 2, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 22, 1991, in Book 624 of Maps, page(s) 23 and 24.

                          CADENCE DESIGN SYSTEMS, INC.

                             1987 STOCK OPTION PLAN
                            AS ADOPTED APRIL 24, 1987
                             AS AMENDED MAY 4, 1993
          AS AMENDED AUGUST 2, 1996 TO BECOME EFFECTIVE AUGUST 15, 1996

         PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees of the Company and any parent or subsidiary corporations, and to promote the success of the Company's business.

                  Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "non-statutory stock options," at the discretion of the Board and as reflected in the terms of the written option agreement.

                  Awards granted under this Plan shall be exempt from the requirements of Section 162(m) of the Code until the date of the Company's 1997 Annual Meeting of Stockholders or until the Plan is materially amended, whichever first occurs.

         DEFINITIONS.  As used herein, the following definitions shall apply:

                           "BOARD" shall mean the Committee, if one has been
appointed, or the Board of Directors of the Company, if no Committee is appointed.

                           "CODE" shall mean the Internal Revenue Code of 1986,
as amended.

                           "COMMON STOCK" shall mean the Common Stock of the
Company.

                           "COMPANY" shall mean CADENCE DESIGN SYSTEMS, INC., a
Delaware corporation.

                           "COMMITTEE" shall mean the Committee appointed by the
Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                           "CONSULTANT" shall mean any consultants, independent
contractors or advisers (provided that such persons render bona fide services not in connection with the offering and sale of securities in capital raising transactions) rendering services to the Company or a Parent or Subsidiary.

                           "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT"
shall mean the absence of any interruption of termination of service, whether as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence.

                           "EMPLOYEE" shall mean any person, including officers
and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee or other compensation paid solely on account of service as a director by the Company shall not be sufficient to constitute "employment" by the Company.

         (i) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                           "OPTION" shall mean a stock option granted pursuant
to the Plan.

                           "OPTIONED STOCK" shall mean the Common Stock subject
to an Option.

                           "OPTIONEE" shall mean an Employee or Consultant who
receives an Option.

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
                           "PARENT" shall mean a "parent corporation," whether
now or hereafter existing, as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended.

                           "PLAN" shall mean this 1987 Stock Option Plan.

                           "RULE 16B-3" shall mean Rule 16b-3 of the Securities
Exchange Act of 1934, as amended, or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                           "SHARE" shall mean a share of Common Stock, as
adjusted in accordance with Section 11 of the Plan.

                           "SUBSIDIARY" shall mean a "subsidiary corporation,"
whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

                  STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 13,069,009 shares of Common Stock*. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

                  ADMINISTRATION OF THE PLAN.

                           PROCEDURE.  The Plan shall be administered by the
Board of Directors of the Company.

                           The Board of Directors may appoint a Committee
consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. One or more of these members may be "Non-Employee Directors" (a director who is receiving no compensation from the Company other than for service on the Board of Directors or who does not receive such additional compensation which exceeds the limits specified in the definition of such term under Rule 16b-3). Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee, and thereafter directly administer the Plan. Notwithstanding anything in this Section 4 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board of Directors the authority to grant Options to all Employees and Consultants or any portion or class thereof.

                           Members of the Board who are either eligible for
Options or have been granted Options may vote on any matters affecting the administration of the Plan or grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

                           POWERS OF THE BOARD. Subject to the provisions of the
Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended, or "non-statutory stock options"; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) in accordance with the Plan, and, with the consent of the holder thereof with respect to any adverse change, modify or amend each Option; (viii) to

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
accelerate or defer (the latter with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  ELIGIBILITY. Options may be granted only to Employees or Consultants as defined in Section 2 hereof. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  Incentive Stock Options may only be granted to Employees. The aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. To the extent that the grant of an Option exceeds this limit, the portion of the Option which exceeds such limit shall be treated as a non-statutory stock option.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time or his consultancy pursuant to the terms of the Consultant's agreement with the Company.

                  TERM OF THE PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

                  TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee who immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

                  EXERCISE PRICE AND CONSIDERATION.

                           The per Share exercise price for the Shares to be
issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           In the case of an Incentive Stock Option:

                                 Granted to an Employee who, immediately before
the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                                 Granted to any Employee, the per Share exercise
price shall be no less than 100% of the fair market value per Share on the date of grant.

                           In the case of an Option granted on or after the
effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be not less than 100% of the fair market value per Share on the date of grant.

                           Notwithstanding the foregoing, an Option (whether an
Incentive Stock Option or non-statutory stock option) may be granted with an exercise price lower than set forth in the preceding paragraphs

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
if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

                           The fair market value shall be determined by the
Board in its discretion: provided however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the high and low prices of the Common Stock on the date of grant, as reported on the New York Stock Exchange.

                           The consideration to be paid for the Shares to be
issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

                  EXERCISE OF OPTION.

                           PROCEDURE FOR EXERCISE RIGHTS AS A SHAREHOLDER. Any
Option granted hereunder shall be exercisable at such times and under such conditions as determined by the board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT.
If an employee ceases to serve as an Employee or Consultant, he may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee or Consultant of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                           DEATH OF OPTIONEE. In the event of the death of an
Optionee:

                                 during the term of the Option who is at the
time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living three (3) months after the date of death; or

                                 within one (1) month after the termination of
Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

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
                  NON-TRANSFERABILITY OF OPTIONS. Except as otherwise expressly provided in the terms of an individual Option which is a non-statutory stock option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

                  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board, at its sole discretion, permits acceleration as to all or any part of the Optioned Stock, the aggregate fair market value (determined at the time an Option is granted) of stock with respect to which Incentive Stock Options first become exercisable in the year of such dissolution, liquidation, sale of assets or merger cannot exceed $100,000. Any remaining accelerated Incentive Stock Options shall be treated as non-statutory stock options.

                  TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

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
                  AMENDMENT AND TERMINATION OF THE PLAN.

                    AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

                           any increase in the number of Shares subject to the
Plan, other than in connection with an adjustment under Section 11 of the Plan;
or

                           any change in the designation of the class of
employees or other persons eligible to be granted Options; or

                           if the Company has a class of equity security
registered under Section 12 of the Exchange Act at the time of such revision or amendment, any change which requires stockholder approval in order to comply with Rule 16b-3.

                    EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not adversely affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

              CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of the law, including without limitation, the Securities Act of 1933, as amended; the Securities Exchange Act of 1934, as amended; the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company. such a representation is required by any of the aforementioned relevant provisions of law.

              RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

              OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

              EFFECTIVE DATE. The Plan, as amended and restated herein, shall become effective on August 15, 1996.

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
                          CADENCE DESIGN SYSTEMS, INC.

                      1993 NON-STATUTORY STOCK OPTION PLAN
                          AS ADOPTED SEPTEMBER 17, 1993
                             AS AMENDED MAY 3, 1996
          AS AMENDED AUGUST 2, 1996 TO BECOME EFFECTIVE AUGUST 15, 1996

                  PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants (as such terms are defined below) of the Company and any parent or subsidiary corporation, and to promote the success of the Company's business.

                  Only "non-statutory stock options" may be granted hereunder.

                  Awards granted under this Plan shall be exempt from the requirements of Section 162(m) of the Code until the date of the Company's 1997 Annual Meeting of Stockholders or until the Plan is materially amended, whichever first occurs.

                  DEFINITIONS. As used herein, the following definitions shall apply:

                           "BOARD" shall mean the Committee, if one has been
appointed, or the Board of Directors of the Company, if no Committee is appointed.

                           "CODE" shall mean the Internal Revenue Code of 1986,
as amended.

                           "COMMON STOCK" shall mean the Common Stock of the
Company.

                           "COMPANY" shall mean CADENCE DESIGN SYSTEMS, INC., a
Delaware corporation.

                           "COMMITTEE" shall mean the Committee appointed by the
Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                           "CONSULTANT" shall mean any consultants, independent
contractors or advisers to the Company or a Parent or Subsidiary (provided that such persons render bona fide services not in connection with the offering and sale of securities in capital raising transactions) excluding officers and directors of the Company and shareholders beneficially owning 10% or more of the Company's Common Stock.

                           "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT"
shall mean the absence of any interruption or termination of service, whether as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence.

                           "EMPLOYEE" shall mean any person employed by the
Company or by any Parent or Subsidiary, excluding officers and directors of the Company and shareholders beneficially owning 10% or more of the Company's Common Stock.

                           "OPTION" shall mean a non-statutory stock option
granted pursuant to the Plan.

                           "OPTIONED STOCK" shall mean the Common Stock subject
to an Option.

                           "OPTIONEE" shall mean an Employee or Consultant who
receives an Option.

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
                           "PARENT" shall mean a "parent corporation", whether
now or hereafter existing, as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended.

                           "PLAN" shall mean this 1993 Non-Statutory Stock
Option Plan.

                           "SHARE" shall mean a share of Common Stock, as
adjusted in accordance with Section 11 of the Plan.

                           "SUBSIDIARY" shall mean (i) any corporation (other
than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; or
(ii) any other subsidiary corporation as the Board may designate from time to time, in its sole and absolute discretion.

                  STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,500,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

                  ADMINISTRATION OF THE PLAN.

                           Procedure. The Plan shall be administered by the
Board of Directors of the Company. The Board of Directors may appoint a Committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee, and thereafter directly administer the Plan. Notwithstanding anything in this Section 4 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board of Directors the authority to grant Options to all Employees and Consultants or any portion or class thereof.

                           Powers of the Board. Subject to the provisions of the
Plan, the Board shall have the authority, in its discretion: (i) to grant options under the Plan, provided, however, that only non-statutory options may be granted under the Plan, (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option provided that no Options may be granted to persons who are neither employees or consultants; (v) to interpret the Plan;
(vi) to prescribe, amend and rescind rules and regulations relating to the Plan;
(vii) to determine the terms and provisions of each Option granted (which need not be identical) in accordance with the Plan, and, with the consent of the holder thereof with respect to any adverse change, modify or amend each option;
(viii) to accelerate or defer (the latter with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                           Effect of Board's Decision. All decisions,
determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  ELIGIBILITY. Options may be granted only to Employees or Consultants as defined in Section 2 hereof. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time or his consultancy pursuant to the terms of the Consultant's agreement with the Company.

                  TERM OF THE PLAN. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

                  TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

                  EXERCISE PRICE AND CONSIDERATION.

                           The per Share exercise price for the Shares to be
issued pursuant to exercise of an Option shall be no less than 100% of the fair market value per Share on the date of grant.

                           Notwithstanding the foregoing, an Option may be
granted with an exercise price lower than set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner which substantially satisfies the provisions of Section 424(a) of the Code.

                           The fair market value shall be determined by the
Board in its discretion; provided however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the high and low prices of the Common Stock on the date of grant, as reported on the New York Stock Exchange.

                           The consideration to be paid for the Shares to be
issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

                  EXERCISE OF OPTION.

                           Procedure for Exercise; Rights as a Shareholder. Any
Option granted hereunder, shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           The Option may, but need not, include a provision
whereby the Optionee may elect at any time while an Employee or Consultant (or while an officer or director of the Company) to exercise the Option as to any part or all of the shares subject to the Option, subject to a repurchase right in favor of the Company on such terms as the Board shall establish.

                           Termination of Status as an Employee or Consultant.
If an employee ceases to serve as an Employee or Consultant, he may, but only within thirty (30) days (or such other period of time as is determined by the Board) after the date he ceases to be an Employee or Consultant of the Company, exercise his

Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                           Death of Optionee. In the event of the death of an
Optionee:

                           during the term of the Option who is at the time of
his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised at any time within three (3) months (or such other period of time as is determined by the Board) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living three (3) months after the date of death; or

                           within one (1) month after the termination of
Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within three (3) months (or such other period of time as is determined by the Board) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                  NON-TRANSFERABILITY OF OPTIONS. Except as otherwise expressly provided in the terms of an individual Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

                  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

                  AMENDMENT AND TERMINATION OF THE PLAN.

                           Amendment and Termination. The Board may amend or
terminate the Plan from time to time in such respects as the Board may deem advisable.

                           Effect of Amendment or Termination. Any such
amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

                  CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of the law, including without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

                  EFFECTIVE DATE. The Plan, as amended and restated herein, shall become effective on August 15, 1996.

                      AMENDMENT NO. 1 TO BUILDING II LEASE
                            (555 RIVER OAKS PARKWAY)

         This Amendment No. 1 to Lease, dated May 31, 1996, hereby amends that certain Building II Lease ("Lease"), dated June 29, 1989, between RIVER OAKS PLACE ASSOCIATES, a California limited partnership, as Landlord, and CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, as Tenant, as follows:

         Article 3.4(a) is amended to read in its entirety as follows:

                  "3.4     Extension of Term.

                  "(a)     Automatic Extension.  When the term of the Phase II
                  Lease commences, the Initial Term hereof shall be automatically extended so as to expire on December 31, 2005."

         Except as set forth above, the Lease continues in full force and effect according to its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Building II Lease as of the date first above appearing.

         RIVER OAKS PLACE ASSOCIATES, a California limited partnership,

         By:  Seeley Properties, Inc., a California corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                                              General Partner

         CADENCE DESIGN SYSTEMS, INC., a Delaware corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                      AMENDMENT NO. 2 TO BUILDING II LEASE
                            (555 RIVER OAKS PARKWAY)

         This Amendment No. 2 to Lease, dated May 31, 1996, hereby amends that certain Building II Lease, dated June 29, 1989, between RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, as Landlord, and CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, as Tenant, as amended by that certain Amendment No. 1 to Building II Lease dated as of May 31, 1996 (collectively, the "Lease"), as follows:

1.       Article 4.1 is amended to read in its entirety as follows:

         (A) BASE RENT. Commencing June 1, 1996, the monthly base rent ("Base Rent") for the Premises shall be calculated as one-twelfth of the following annual base rents, calculated with the years noted herein as calendar years beginning on June 1 and ending on June 1 of each respective year (except that Year 10 shall end on the expiration date of this Lease):

         Year                               Minimum Net Rent
         ----                               ----------------
         1                                  $1,115,800
         2                                  $1,115,800
         3                                  $  956,400
         4                                  $  985,092
         5                                  $1,014,645
         6                                  $1,045,085
         7                                  $1,076,437
         8                                  $1,108,730
         9                                  $1,141,992
         10                                 $1,176,252


             Except as set forth above, the Lease continues in full
                    force and effect according to its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Phase II Lease as of the date first above appearing.

         RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership,
         By:  Seeley Properties, Inc., a California corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                                              General Partner

         CADENCE DESIGN SYSTEMS, INC., a Delaware corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                       AMENDMENT NO. 1 TO BUILDING I LEASE
                            (575 RIVER OAKS PARKWAY)

         This Amendment No. 1 to Lease, dated May 31, 1996, hereby amends that certain Building I Lease ("Lease"), dated June 29, 1989, between RIVER OAKS PLACE ASSOCIATES, a California limited partnership, as Landlord, and CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, as Tenant, as follows:

         Article 3.1(a) is amended to read in its entirety as follows:

                  "3.1     Initial Term.

                  "(a) Substantial Completion. Unless sooner terminated in accordance with the provisions hereof, the Initial Term shall commence upon the date of Substantial Completion of the Tenant Improvements (the "Commencement Date") and shall expire, unless sooner terminated in accordance with the provisions hereof, on December 31, 2005."

         Except as set forth above, the Lease continues in full force and effect according to its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Building I Lease as of the date first above appearing.

         RIVER OAKS PLACE ASSOCIATES, a California limited partnership,
         By:  Seeley Properties, Inc., a California corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                                              General Partner

         CADENCE DESIGN SYSTEMS, INC., a Delaware corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                       AMENDMENT NO. 2 TO BUILDING I LEASE
                            (575 RIVER OAKS PARKWAY)

         This Amendment No. 2 to Lease, dated May 31, 1996, hereby amends that certain Building I Lease, dated June 29, 1989, between RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, as Landlord, and CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, as Tenant, as amended by that certain Amendment No. 1 to Building I Lease dated as of May 31, 1996 (collectively, the "Lease"), as follows:

1.       Article 4.1 is amended to read in its entirety as follows:

         4.1. BASE RENT. Commencing June 1, 1996, the monthly base rent ("Base Rent") for the Premises shall be calculated as one-twelfth of the following annual base rents, calculated with the years noted herein as calendar years beginning on June 1 and ending on June 1 of each respective year (except that Year 10 shall end on the expiration date of this Lease):

         Year                               Minimum Net Rent
         ----                               ----------------
         1                                  $766,500
         2                                  $766,500
         3                                  $657,000
         4                                  $676,710
         5                                  $697,011
         6                                  $717,922
         7                                  $739,459
         8                                  $761,643
         9                                  $784,493
         10                                 $808,028


         Except as set forth above, the Lease continues in full force and effect according to its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Building I Lease as of the date first above appearing.

         RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership,
         By:  Seeley Properties, Inc., a California corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                                              General Partner

         CADENCE DESIGN SYSTEMS, INC., a Delaware corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                        AMENDMENT NO. 1 TO PHASE II LEASE
                          (535-545 RIVER OAKS PARKWAY)

         This Amendment No. 1 to Lease, dated May 31, 1996, hereby amends that certain Phase II Lease ("Lease"), dated June 29, 1989, between RIVER OAKS PLACE ASSOCIATES, a California limited partnership, as Landlord, and CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, as Tenant, as follows:

         Article 3.1 is amended to read in its entirety as follows:

                  "3.1 Commencement of Term. Unless sooner termination in accordance with the provisions hereof, the Initial Term shall commence upon the earlier of Partial Substantial Completion, or Substantial Completion, of the Improvements (the "Commencement Date") and shall expire, unless sooner terminated in accordance with the provisions hereof, on December 31, 2005."

         Except as set forth above, the Lease continues in full force and effect according to its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Phase II Lease as of the date first above appearing.

         RIVER OAKS PLACE ASSOCIATES, a California limited partnership,
         By:  Seeley Properties, Inc., a California corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                                              General Partner

         CADENCE DESIGN SYSTEMS, INC., a Delaware corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                        AMENDMENT NO. 2 TO PHASE II LEASE
                          (535-545 RIVER OAKS PARKWAY)

         This Amendment No. 2 to Lease, dated May 31, 1996, hereby amends that certain Phase II Lease, dated June 29, 1989, between RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership, as Landlord, and CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, as Tenant, as amended by that certain Amendment No. 1 to Phase II Lease dated as of May 31, 1996 (collectively, the "Lease"), as follows:

1.       Article 4.1 is amended to read in its entirety as follows:

         4.1. BASE RENT. Commencing June 1, 1996, the monthly base rent ("Base Rent") for the Premises shall be calculated as one-twelfth of the following annual base rents, calculated with the years noted herein as calendar years beginning on June 1 and ending on June 1 of each respective year (except that Year 10 shall end on the expiration date of this Lease):

         Year                               Minimum Net Rent
         ----                               ----------------
         1                                  $1,617,700
         2                                  $1,617,700
         3                                  $1,386,600
         4                                  $1,428,198
         5                                  $1,471,044
         6                                  $1,515,176
         7                                  $1,560,630
         8                                  $1,607,449
         9                                  $1,655,673
         10                                 $1,705,343


2.       Article 4.2 is amended to read in its entirety as follows:

         4.2. ESCALATION OF BASE RENT.

         (a) In the event that, at any time, the ratio (the "Debt Service Coverage") of (i) the sum, for any time period, of (A) the Base Rent,
         (B) the base rent under that certain Building I Lease dated June 29, 1989 between Landlord and Tenant, as amended, and (C) the base rent under that certain Building II Lease dated June 29, 1989 between Landlord and Tenant, as amended, to (ii) the sum of interest and principal payments due from Landlord under the ROPA Loan for such time period, would otherwise decrease to below 1.05:1.00, the Base Rent shall automatically increase proportionately such that the Debt Service Coverage shall always remain at least 1.05:1.00. For the purposes of this paragraph, the "ROPA Loan" shall mean the loan by Credit Lyonnais New York Branch, a Branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France ("Bank"), to Landlord in the maximum principal amount of Twenty Million Dollars ($20,000,000) evidenced by that certain Loan Agreement dated as of May __, 1996 by and between Landlord and Bank.

         (b) In the event that, at any time, the Base Rent escalates in accordance with Article 4.2(a) above, and the Debt Service Coverage subsequently declines, Base Rent shall automatically decrease to the higher of (i) an amount such that the Debt Service Coverage shall equal at least 1.05:1.00 and (ii) the amounts set forth in Article 4.1 of this Lease.

         (c) Base Rent shall be adjusted monthly in arrears.

         Except as set forth above, the Lease continues in full force and effect according to its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Phase II Lease as of the date first above appearing.

         RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership,
         By:  Seeley Properties, Inc., a California corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)

                                              General Partner

         CADENCE DESIGN SYSTEMS, INC., a Delaware corporation

         By:
                  ---------------------------------
                           (signature)

                  ---------------------------------
                           (print or type name)

                  ---------------------------------
                           (title)